Filed Pursuant to Rule 485(a)

Registration No. 333-283326

811-24027

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 11	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 13	☒

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

(Exact Name of Registrant as Specified in Charter)

401 Union Street, 18th Floor, Seattle, Washington	98101
(Address of Principal Executive Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: 206/505-7877

Mary Beth Albaneze, Esq. Associate General Counsel Russell Investment Company 401 Union Street, 18th Floor Seattle, Washington 98101 206-505-4846	Stephanie Capistron, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110 617-728-7100

(Name and Address of Agent for Service)

Approximate date of commencement of proposed public offering: As soon as practical after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on __________________, pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
Russell Investments Exchange Traded Funds
January 29, 2027
Russell Investments U.S. Small Cap Equity ETF The Nasdaq Stock Market LLC: RUSC

Russell Investments International Developed Equity ETF The Nasdaq Stock Market LLC: RINT

Russell Investments Global Equity ETF The Nasdaq Stock Market LLC: RGLO

Russell Investments Emerging Markets Equity ETF The Nasdaq Stock Market LLC: REMG

Russell Investments Multisector Bond ETF NYSE Arca, Inc. and NYSE Texas, Inc.: RINK

Russell Investments Core Plus Bond ETF NYSE Arca, Inc. and NYSE Texas, Inc.: BD

Russell Investments Global Infrastructure ETF The Nasdaq Stock Market LLC: RIFR

Russell Investments Global Real Estate ETF NYSE Arca, Inc. and NYSE Texas, Inc.: CRIB

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
800-787-7354

Risk/Return Summary
Russell Investments U.S. Small Cap Equity ETF
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee#	0.69%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%
Less Fee Waiver	(0.05%)
Net Annual Fund Operating Expenses	0.64%
# [To be Filed by Amendment]
The Fund’s advisory agreement provides that RIM will pay all expenses of the Fund except for payments under the Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs takes into account the effect of any current fee waiver for the contractual period.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
[To Be Updated By Amendment]
1 Year	$[ ]
3 Years	$[ ]
5 Years	$[ ]
10 Years	$[ ]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S. The Fund invests principally in common stocks of small capitalization U.S. companies, some of which are also considered micro capitalization U.S. companies. The Fund defines small capitalization companies as those companies represented by the Russell 2000® Index or with market capitalization within the capitalization range of the Russell 2000® Index. The smallest 1,000 companies in the Russell 2000® Index and companies within the capitalization range of the smallest 1,000 companies in the Russell 2000® Index, as measured at its most recent reconstitution, are also considered micro capitalization companies. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and securities or instruments whose values are based on common stocks, such as futures contracts.  In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
The Fund is advised by Russell Investment Management, LLC (“RIM”) and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM provides all portfolio management services for the Fund and may change a Fund's allocation to the money manager investment strategies at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates, and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) for hedging purposes or (3) to facilitate the implementation of its investment strategy.  The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs” ), that own and/or manage properties. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the financial services sector.  Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and micro capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and micro capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

Micro capitalization company stocks are also more likely to suffer from significantly diminished market liquidity. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Securities or instruments selected may not perform as RIM or the Fund's money managers expect. and may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. It is possible that RIM's management of Fund exposures may be ineffective, prove to be incorrect and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing, Optimization and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. Because RIM uses an optimization approach, it will not invest in all securities recommended by the money managers for the Fund. This approach could result in the omission of securities that would have outperformed the Fund’s portfolio, thereby reducing Fund returns as compared to the composite portfolio.
●
Derivatives. Investments in derivative instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are generally subject to a number of risks including leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, and certain cleared derivative instruments. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries do not proceed with creation and/or redemption orders, Shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
●
Trading Risk. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in a Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for Shares. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than a Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges. In addition, the market price of Shares includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.
●
Impact of Large Shareholder Transactions (Including Possible Fund Liquidation). The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Sales of large amounts of Shares may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. Cash redemptions could result in the Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so and may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. Large redemptions may also result in higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
New Fund Risk. The Fund is a new Fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. Because the Fund is new, it may be more significantly affected by purchases and redemptions of its creation units (“Creation Units”) than a fund with relatively greater assets under management. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases. Such transactions may cause the Fund to make investment decisions at inopportune times or miss attractive investment opportunities, accelerate the realization of taxable income or otherwise cause the Fund to perform differently than intended.

●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund. RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
[To Be Updated By Amendment]
Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2026	1 Year	Since Inception (5/13/2025)
Return Before Taxes	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Ancora Advisors, LLC	●Jacobs Levy Equity Management, Inc.
●Boston Partners Global Investors, Inc.	●Lord, Abbett & Co. LLC
●Calamos Advisors LLC	●Penn Capital Management Company, LLC
●Copeland Capital Management, LLC	●Ranger Investment Management, L.P.
●DePrince, Race & Zollo, Inc.
Portfolio Managers
Megan Roach, Senior Director, Co-Head of Equity Portfolio Management, Nick Haupt, Senior Portfolio Manager, Equity, and Ryan Parker, Portfolio Manager, Customized Portfolio Solutions, Equity, have primary responsibility for the management of the Fund and have managed the Fund since April 2025.
Additional Information

For important information about:
●
Purchase and Sale of Fund Shares, please see Purchase and Sale of Fund Shares on page 53.
●
Taxes, please see Taxes on page 53.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 53.

Russell Investments International Developed Equity ETF
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee#	0.59%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%
Less Fee Waiver	(0.10%)
Net Annual Fund Operating Expenses	0.49%
# [To be Filed by Amendment]
The Fund’s advisory agreement provides that RIM will pay all expenses of the Fund except for payments under the Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs takes into account the effect of any current fee waiver for the contractual period.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
[To Be Updated By Amendment]
1 Year	$[ ]
3 Years	$[ ]
5 Years	$[ ]
10 Years	$[ ]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to countries (other than the U.S.) with developed markets. The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies economically tied to developed markets countries, other than the U.S., and in depositary receipts representing shares in such companies.  The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. Based on index provider classifications, the Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those companies represented by the MSCI World ex USA Index or with market capitalization within the capitalization range of the MSCI World ex USA Index. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and securities or instruments whose value is based on common stocks, such as futures contracts. In determining if a security is economically tied to a developed market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
The Fund is advised by Russell Investment Management, LLC (“RIM”) and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM provides all portfolio management services for the Fund and may change a Fund's allocation to the money manager investment strategies at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates, and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include futures contracts and forward currency contracts. The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes or (4) to facilitate the implementation of its investment strategy. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.

The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts  or currency futures contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the financial services sector.  Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Securities or instruments selected may not perform as RIM or the Fund's money managers expect. and may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. It is possible that RIM's management of Fund exposures may be ineffective, prove to be incorrect and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing, Optimization and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. Because RIM uses an optimization approach, it will not invest in all securities recommended by the money managers for the Fund. This approach could result in the omission of securities that would have outperformed the Fund’s portfolio, thereby reducing Fund returns as compared to the composite portfolio.
●
Derivatives. Investments in derivative instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are generally subject to a number of risks including leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, and certain cleared derivative instruments. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Synthetic Foreign Equity Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries do not proceed with creation and/or redemption orders, Shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
●
Trading Risk. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in a Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for Shares. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than a Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges. In addition, the market price of Shares includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. To the extent that the Fund’s underlying securities trade on foreign exchanges or in foreign markets that may be closed when the exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the last quote for a security from the closed foreign exchange or market and the value of the security during the Shares’ trading day. This could in turn lead to differences between the market price of the Shares and the underlying value of the Shares.
●
Impact of Large Shareholder Transactions (Including Possible Fund Liquidation). The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Sales of large amounts of Shares may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. Cash redemptions could result in the Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so and may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. Large redemptions may also result in higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
New Fund Risk. The Fund is a new Fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. Because the Fund is new, it may be more significantly affected by purchases and redemptions of its creation units (“Creation Units”) than a fund with relatively greater assets under management. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases. Such transactions may cause the Fund to make investment decisions at inopportune times or miss attractive investment opportunities, accelerate the realization of taxable income or otherwise cause the Fund to perform differently than intended.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
[To Be Updated By Amendment]

Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2026	1 Year	Since Inception (5/13/2025)
Return Before Taxes	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%
MSCI World ex USA Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Algert Global LLC	●Pzena Investment Management, LLC
●Intermede Investment Partners Limited and Intermede Global Partners Inc.	●Wellington Management Company LLP
Portfolio Managers
Jordan McCall, Director, Senior Portfolio Manager, Equity, and Ryan Parker, Portfolio Manager, Customized Portfolio Solutions, Equity, have primary responsibility for the management of the Fund and have managed the Fund since April 2025.
Additional Information

For important information about:
●
Purchase and Sale of Fund Shares, please see Purchase and Sale of Fund Shares on page 53.
●
Taxes, please see Taxes on page 53.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 53.

Russell Investments Global Equity ETF
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee#	0.59%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%
Less Fee Waiver	(0.10%)
Total Annual Fund Operating Expenses	0.49%
# [To be Filed by Amendment]
The Fund’s advisory agreement provides that RIM will pay all expenses of the Fund except for payments under the Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs takes into account the effect of any current fee waiver for the contractual period.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
[To Be Updated By Amendment]
1 Year	$[ ]
3 Years	$[ ]
5 Years	$[ ]
10 Years	$[ ]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., and in depositary receipts representing shares in such companies, in a globally diversified manner. A portion of the Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. Based on index provider classifications, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those companies represented by the MSCI World Index or with market capitalization within the capitalization range of the MSCI World Index. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and securities or instruments whose value is based on common stocks, such as futures contracts. In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
The Fund is advised by Russell Investment Management, LLC (“RIM”) and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM provides all portfolio management services for the Fund and may change a Fund's allocation to the money manager investment strategies at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates, and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include futures contracts and forward currency contracts. The Fund may purchase and sell futures and forward contracts (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes or (4) to facilitate the implementation of its investment strategy. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.

The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts  or currency futures contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the information technology sector. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Securities or instruments selected may not perform as RIM or the Fund's money managers expect. and may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. It is possible that RIM's management of Fund exposures may be ineffective, prove to be incorrect and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing, Optimization and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. Because RIM uses an optimization approach, it will not invest in all securities recommended by the money managers for the Fund. This approach could result in the omission of securities that would have outperformed the Fund’s portfolio, thereby reducing Fund returns as compared to the composite portfolio.
●
Derivatives. Investments in derivative instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are generally subject to a number of risks including leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, and certain cleared derivative instruments. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Synthetic Foreign Equity Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries do not proceed with creation and/or redemption orders, Shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
●
Trading Risk. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in a Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for Shares. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than a Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges. In addition, the market price of Shares includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. To the extent that the Fund’s underlying securities trade on foreign exchanges or in foreign markets that may be closed when the exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the last quote for a security from the closed foreign exchange or market and the value of the security during the Shares’ trading day. This could in turn lead to differences between the market price of the Shares and the underlying value of the Shares.
●
Impact of Large Shareholder Transactions (Including Possible Fund Liquidation). The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Sales of large amounts of Shares may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. Cash redemptions could result in the Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so and may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. Large redemptions may also result in higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
New Fund Risk. The Fund is a new Fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. Because the Fund is new, it may be more significantly affected by purchases and redemptions of its creation units (“Creation Units”) than a fund with relatively greater assets under management. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases. Such transactions may cause the Fund to make investment decisions at inopportune times or miss attractive investment opportunities, accelerate the realization of taxable income or otherwise cause the Fund to perform differently than intended.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
[To Be Updated By Amendment]

Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2026	1 Year	Since Inception (5/29/2025)
Return Before Taxes	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%
MSCI World Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Algert Global LLC	●Sanders Capital, LLC
●Intermede Investment Partners Limited and Intermede Global Partners Inc.	●Wellington Management Company LLP
Portfolio Managers
Jordan McCall, Director, Senior Portfolio Manager, Equity, and Ryan Parker, Portfolio Manager, Customized Portfolio Solutions, Equity, have primary responsibility for the management of the Fund and have managed the Fund since April 2025.
Additional Information

For important information about:
●
Purchase and Sale of Fund Shares, please see Purchase and Sale of Fund Shares on page 53.
●
Taxes, please see Taxes on page 53.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 53.

Russell Investments Emerging Markets Equity ETF
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee#	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Less Fee Waiver	(0.15%)
Net Annual Fund Operating Expenses	0.64%
# [To be Filed by Amendment]
The Fund’s advisory agreement provides that RIM will pay all expenses of the Fund except for payments under the Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs takes into account the effect of any current fee waiver for the contractual period.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
[To Be Updated By Amendment]
1 Year	$[ ]
3 Years	$[ ]
5 Years	$[ ]
10 Years	$[ ]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to emerging markets countries. The Fund principally invests in equity securities, including common stock and preferred stock, of emerging markets companies, and in depositary receipts representing shares in such companies.  Based on index provider classifications, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund invests in large, medium and small capitalization companies. A portion of the Fund’s net assets may be “illiquid” investments. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and securities or instruments whose value is based on common stocks, such as futures contracts. In determining if a security is economically tied to an emerging market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
The Fund is advised by Russell Investment Management, LLC (“RIM”) and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM provides all portfolio management services for the Fund and may change a Fund's allocation to the money manager investment strategies at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates, and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts. The Fund may purchase and sell futures and forward contracts (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes or (4) to facilitate the implementation of its investment strategy. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts  or currency futures contracts and may engage in currency transactions for speculative purposes. The Fund may invest in pooled investment vehicles, including other investment companies such as exchange-traded funds. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the financial services sector and the information technology sector.  Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.

●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Securities or instruments selected may not perform as RIM or the Fund's money managers expect. and may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. It is possible that RIM's management of Fund exposures may be ineffective, prove to be incorrect and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing, Optimization and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. Because RIM uses an optimization approach, it will not invest in all securities recommended by the money managers for the Fund. This approach could result in the omission of securities that would have outperformed the Fund’s portfolio, thereby reducing Fund returns as compared to the composite portfolio.
●
Derivatives. Investments in derivative instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are generally subject to a number of risks including leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, and certain cleared derivative instruments. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Synthetic Foreign Equity Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.

●
Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash and may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. In addition, the Fund may need to maintain a greater cash position in order to meet redemptions, thereby preventing the Fund from fully implementing its investment strategy.
●
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries do not proceed with creation and/or redemption orders, Shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
●
Trading Risk. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in a Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for Shares. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than a Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges. In addition, the market price of Shares includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. To the extent that the Fund’s underlying securities trade on foreign exchanges or in foreign markets that may be closed when the exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the last quote for a security from the closed foreign exchange or market and the value of the security during the Shares’ trading day. This could in turn lead to differences between the market price of the Shares and the underlying value of the Shares.
●
Impact of Large Shareholder Transactions (Including Possible Fund Liquidation). The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Sales of large amounts of Shares may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. Cash redemptions could result in the Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so and may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. Large redemptions may also result in higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
New Fund Risk. The Fund is a new Fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. Because the Fund is new, it may be more significantly affected by purchases and redemptions of its creation units (“Creation Units”) than a fund with relatively greater assets under management. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases. Such transactions may cause the Fund to make investment decisions at inopportune times or miss attractive investment opportunities, accelerate the realization of taxable income or otherwise cause the Fund to perform differently than intended.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

[To Be Updated By Amendment]
Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2026	1 Year	Since Inception (5/29/2025)
Return Before Taxes	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%
MSCI Emerging Markets Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Axiom Investors LLC	●Oaktree Fund Advisors, LLC
●Barrow, Hanley, Mewhinney & Strauss, LLC	●Pzena Investment Management, LLC
●Numeric Investors LLC	●Sands Capital Management, LLC
Portfolio Managers
Soeren Soerensen, Senior Portfolio Manager, Equity, and Ryan Parker, Portfolio Manager, Customized Portfolio Solutions, Equity, have primary responsibility for the management of the Fund and have managed the Fund since April 2025.
Additional Information

For important information about:
●
Purchase and Sale of Fund Shares, please see Purchase and Sale of Fund Shares on page 53.
●
Taxes, please see Taxes on page 53.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 53.

Russell Investments Multisector Bond ETF
Investment Objective (Non-Fundamental)

The Fund seeks to provide total return through a high level of current income and capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee#	0.49%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.49%
#
The Fund’s advisory agreement provides that Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, will pay all expenses of the Fund except for payments under the Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
*
The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
1 Year	$50
3 Years	$157
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is new and had no Shares outstanding as of September 30, 2026, it does not have a portfolio turnover rate at this time.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund invests in various tactical global bond opportunities including high yield debt securities, emerging markets debt securities (including Brady Bonds), U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar denominated obligations issued in the U.S. by non-U.S.

banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality (including emerging markets sovereign debt) and investment grade securities.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and a money manager unaffiliated with RIM.  In the future, the Fund may be advised by multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund’s money manager selects the individual portfolio instruments for the assets assigned to it. RIM manages assets not allocated to the money manager and utilizes quantitative and/or rules-based processes and qualitative analysis to invest in securities and instruments that seek to provide desired exposures and achieve the Fund's investment objective. RIM may use strategies based on indexes. RIM also manages any cash held by the Fund.
RIM determines the Fund’s allocations to fixed income sectors, the money manager's strategy and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund may invest, without limitation, in debt securities that are rated below investment grade (commonly referred to as “high yield” or “junk bonds”) and in “distressed” debt securities. The Fund may invest in mortgage-backed and asset-backed securities. The Fund may invest without limitation in securities denominated in foreign currencies, in U.S. dollar-denominated securities of foreign issuers and in developed and emerging markets debt securities. Based on index provider classifications, the Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The Fund may invest in synthetic foreign fixed income securities, which may be referred to as local access products and participation notes. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund usually, but not always, exposes a portion of any cash held to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts, total return swaps, index credit default swaps and to be announced (“TBA”) securities. The Fund may also purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans” and which may include “covenant-lite” loans). The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.

●
U.S. and Non-U.S.Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Securities or instruments selected may not perform as RIM or the Fund's money manager expects. and may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. It is possible that RIM's management of Fund exposures may be ineffective, prove to be incorrect and/or cause the Fund to underperform.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
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Derivatives. Investments in derivative instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are generally subject to a number of risks including leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, and certain cleared derivative instruments. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
●
Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.
●
Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
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Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities. “Covenant-lite” loans are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
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Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be adversely impacted by legal and regulatory developments, such as changes in capital requirements.
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Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
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Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
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Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
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Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
●
Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
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Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
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Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash and may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. In addition, the Fund may need to maintain a greater cash position in order to meet redemptions, thereby preventing the Fund from fully implementing its investment strategy.
●
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries do not proceed with creation and/or redemption orders, Shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
●
Trading Risk. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in a Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for Shares. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than a Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges. In addition, the market price of Shares includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. To the extent that the Fund’s underlying securities trade on foreign exchanges or in foreign markets that may be closed when the exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the last quote for a security from the closed foreign exchange or market and the value of the security during the Shares’ trading day. This could in turn lead to differences between the market price of the Shares and the underlying value of the Shares.
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Impact of Large Shareholder Transactions (Including Possible Fund Liquidation). The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Sales of large amounts of Shares may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. Cash redemptions could result in the Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so and may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. Large redemptions may also result in higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the

Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
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New Fund Risk. The Fund is a new Fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. Because the Fund is new, it may be more significantly affected by purchases and redemptions of its creation units (“Creation Units”) than a fund with relatively greater assets under management. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases. Such transactions may cause the Fund to make investment decisions at inopportune times or miss attractive investment opportunities, accelerate the realization of taxable income or otherwise cause the Fund to perform differently than intended.
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Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund is available online at https://russellinvestments.com.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money manager is Marathon Asset Management, L.P.
Portfolio Managers
Samantha Cagle, Senior Portfolio Manager, Customized Portfolio Solutions, Fixed Income, Brian Pringle, Senior Director, Head of North America Fixed Income, and Riti Samanta, Senior Director, Co-Head of Global Fixed Income, have primary responsibility for the management of the Fund. Ms. Cagle, Mr. Pringle and Ms. Samanta have managed the Fund since August 2026.
Additional Information

For important information about:
●
Purchase and Sale of Fund Shares, please see Purchase and Sale of Fund Shares on page 53.
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Taxes, please see Taxes on page 53.
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Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 53.

Russell Investments Core Plus Bond ETF
Investment Objective (Non-Fundamental)

The Fund seeks to provide total return.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee#	0.39%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.39%
[To Be Updated By Amendment]
#
The Fund’s advisory agreement provides that Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, will pay all expenses of the Fund except for payments under the Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
*
The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
[To Be Updated By Amendment]
1 Year	$[ ]
3 Years	$[ ]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period [  ], 2026 through September 30, 2026, the Fund’s portfolio turnover rate was [  ]% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to invest in securities and instruments that seek to provide desired exposures and achieve the Fund's investment objective. RIM may use strategies based on indexes. RIM also manages any cash held by the Fund.
RIM determines the Fund’s allocations to fixed income sectors, money manager strategies and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning. The Fund’s target strategic asset allocation is 40% to U.S. and non-U.S. corporate debt securities (including high yield debt), 35% to asset-backed securities and 25% to government securities.  However, the Fund is not required to allocate its investments in any set proportion and RIM may adjust the Fund’s asset allocation based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
The Fund may invest in mortgage related securities, including mortgage-backed securities. The Fund may also invest in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality and (4) asset-backed securities. The Fund may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”) and in “distressed” debt securities. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The duration of the Fund's portfolio will typically be within one year of the duration of  the Bloomberg Barclays U.S. Aggregate Bond Index, but may vary up to two years from the Index's duration. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans” and which may include “covenant-lite” loans). The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. Based on index provider classifications, the Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund usually, but not always, exposes a portion of any cash held to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts, to be announced (“TBA”) securities and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
U.S. and Non-U.S.Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Securities or instruments selected may not perform as RIM or the Fund's money managers expect. and may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. It is possible that RIM's management of Fund exposures may be ineffective, prove to be incorrect and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in derivative instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are generally subject to a number of risks including leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, and certain cleared derivative instruments. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
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Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
●
Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.
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Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
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Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities. “Covenant-lite” loans are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
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Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be adversely impacted by legal and regulatory developments, such as changes in capital requirements.
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Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.

●
Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
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Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
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Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
●
Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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High Portfolio Turnover Risk. The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash and may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. In addition, the Fund may need to maintain a greater cash position in order to meet redemptions, thereby preventing the Fund from fully implementing its investment strategy.
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Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries do not proceed with creation and/or redemption orders, Shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
●
Trading Risk. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in a Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for Shares. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than a Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges. In addition, the market price of Shares includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.
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Impact of Large Shareholder Transactions (Including Possible Fund Liquidation). The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Large shareholders, including other funds or accounts managed by RIM, may from time to time own a substantial amount of the Fund’s shares and such shareholders may at times be considered to control the Fund. Any investment by a large shareholder may be held for a limited period of time and there can be no assurance that any large shareholder will not redeem its investment, the size of the Fund will be maintained at such levels or the Fund will continue to meet applicable listing requirements.  Sales of large amounts of Shares may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. Cash redemptions could result in the Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so and may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. Large redemptions may also result in higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity, including by other funds or accounts managed by RIM, could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
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New Fund Risk. The Fund is a new Fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. Because the Fund is new, it may be more significantly affected by purchases and redemptions of its creation units (“Creation Units”) than a fund with relatively greater assets under management. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases. Such transactions may cause the Fund to make investment decisions at inopportune times or miss attractive investment opportunities, accelerate the realization of taxable income or otherwise cause the Fund to perform differently than intended.
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Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund is available online at https://russellinvestments.com.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited	●Schroder Investment Management North America LLC
Portfolio Managers
Brian Pringle, Senior Director, Head of North America Fixed Income, and Riti Samanta, Senior Director, Co-Head of Fixed Income, have primary responsibility for the management of the Fund. Mr. Pringle and Ms. Samanta have managed the Fund since January 2026.

Additional Information

For important information about:
●
Purchase and Sale of Fund Shares, please see Purchase and Sale of Fund Shares on page 53.
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Taxes, please see Taxes on page 53.
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Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 53.
Russell Investments Global Infrastructure ETF
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term growth of capital and current income.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee#	0.59%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%
[To Be Updated By Amendment]
#
The Fund’s advisory agreement provides that Russell Investment Management, LLC, (“RIM”), the Fund’s investment adviser, will pay all expenses of the Fund except for payments under the Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
[To Be Updated By Amendment]
1 Year	$[ ]
3 Years	$[ ]
5 Years	$[ ]
10 Years	$[ ]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when

Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities issued by companies that are engaged in the infrastructure business. A company is considered to be engaged in the infrastructure business if it is included in one of the following Global Industry Classification Standard (“GICS”) sub-industries: Airport Services, Cable & Satellite, Construction & Engineering, Data Center REITs, Electric Utilities, Environmental & Facilities Services, Gas Utilities, Health Care REITs, Highways & Railtracks, Independent Power Producers & Energy Traders, Industrial Conglomerates, Industrial REITs, Integrated Telecommunication Services, Internet Services & Infrastructure, Marine Ports & Services, Multi-Utilities, Oil & Gas Exploration & Production, Oil & Gas Storage & Transportation, Rail Transportation, Real Estate Development, Renewable Electricity, Telecom Tower REITs or Water Utilities. Generally, infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business are involved in, among other things, (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) transportation services, including the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots, airports and ports, railroads and mass transit systems; (5) telecommunications equipment and services, including wireless and cable networks, towers; (6) water treatment and distribution; and (7) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates.  The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund may invest a significant portion of its assets in non-U.S. securities, including emerging markets securities. Based on index provider classifications, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund may invest in large, medium or small capitalization companies. In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
The Fund is advised by Russell Investment Management, LLC (“RIM”) and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM provides all portfolio management services for the Fund and may change a Fund's allocation to the money managers investment strategies at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates, and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of broad global equity markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes or (4) to facilitate the implementation of its investment strategy. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts or currency futures contracts. The Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions.  The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.

●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to the Fund will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of the Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Securities or instruments selected may not perform as RIM or the Fund's money managers expect. and may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. It is possible that RIM's management of Fund exposures may be ineffective, prove to be incorrect and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing, Optimization and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. Because RIM uses an optimization approach, it will not invest in all securities recommended by the money managers for the Fund. This approach could result in the omission of securities that would have outperformed the Fund’s portfolio, thereby reducing Fund returns as compared to the composite portfolio.

●
Derivatives. Investments in derivative instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are generally subject to a number of risks including leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, and certain cleared derivative instruments. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries do not proceed with creation and/or redemption orders, Shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
●
Trading Risk. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in a Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for Shares. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than a Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges. In addition, the market price of Shares includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. To the extent that the Fund’s underlying securities trade on foreign exchanges or in foreign markets that may be closed when the exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the last quote for a security from the closed foreign exchange or market and the value of the security during the Shares’ trading day. This could in turn lead to differences between the market price of the Shares and the underlying value of the Shares.
●
Impact of Large Shareholder Transactions (Including Possible Fund Liquidation). The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Sales of large amounts of Shares may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. Cash redemptions could result in the Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so and may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. Large redemptions may also result in higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
New Fund Risk. The Fund is a new Fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. Because the Fund is new, it may be more significantly affected by purchases and redemptions of its creation units (“Creation Units”) than a fund with relatively greater assets under management. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases. Such transactions may cause the Fund to make investment decisions at inopportune times or miss attractive investment opportunities, accelerate the realization of taxable income or otherwise cause the Fund to perform differently than intended.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund. RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
[To Be Updated By Amendment]

Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2026	1 Year	Since Inception (5/13/2025)
Return Before Taxes	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%
MSCI World Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
FTSE Developed Core Infrastructure 50/50 Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited and Cohen & Steers Asia Limited	●First Sentier Investors (Australia) IM Ltd
Portfolio Managers
Patrick Nikodem, Director, Senior Portfolio Manager, Real Assets, and Ryan Parker, Portfolio Manager, Customized Portfolio Solutions, Equity, have primary responsibility for the management of the Fund and have managed the Fund since April 2025.
Additional Information

For important information about:
●
Purchase and Sale of Fund Shares, please see Purchase and Sale of Fund Shares on page 53.
●
Taxes, please see Taxes on page 53.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 53.
Russell Investments Global Real Estate ETF
Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and long term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee#	0.49%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.49%
[To Be Updated By Amendment]
#
The Fund’s advisory agreement provides that Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, will pay all expenses of the Fund except for payments under the Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
*
The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
[To Be Updated By Amendment]
1 Year	$[ ]
3 Years	$[ ]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period [  ], 2026 through September 30, 2026, the Fund’s portfolio turnover rate was [  ]% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in real estate securities. The Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”) economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund considers a company to be a real estate company if it is included in the Global Industry Classification Standard (“GICS”) real estate sector. The Fund invests principally in securities of companies, known as real estate investment trusts (“REITs”) and other REIT-like entities that own interests in real estate or real estate-related loans. The Fund may also invest in equity securities of other types of real estate-related companies, such as real estate operating companies. A portion of the Fund’s securities are denominated in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are located in emerging markets. Based on index provider classifications, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The Fund is advised by Russell Investment Management, LLC (“RIM”) and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM provides all portfolio management services for the Fund and may change a Fund’s allocation to the money managers investment strategies at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures (such as momentum, quality, capitalization size, lower volatility, growth, industry, sector, country or region) to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain real estate securities or, in certain circumstances, broad global equity markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and swaps. The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes or (4) to facilitate the implementation of its investment strategy. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts or currency futures contracts. The Fund may enter into spot or forward currency contracts to facilitate settlement of securities transactions. The Fund may invest in large, medium or small capitalization companies. The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, as amended, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. The Fund will concentrate its investments in the real estate industry. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
●
Non-Diversification Risk. Investing a relatively high percentage of assets in the securities of a single issuer or group of issuers, may cause performance to be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.
●
Industry Concentration Risk. By concentrating in certain industries, the Fund carries much greater risk of adverse developments in those industries than a fund that invests in a wide variety of industries.
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Securities or instruments selected may not perform as RIM or the Fund's money managers expect. and may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. It is possible that RIM's management of Fund exposures may be ineffective, prove to be incorrect and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing, Optimization and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. Because RIM uses an optimization approach, it will not invest in all securities recommended by the money managers for the Fund. This approach could result in the omission of securities that would have outperformed the Fund’s portfolio, thereby reducing Fund returns as compared to the composite portfolio.
●
Derivatives. Investments in derivative instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are generally subject to a number of risks including leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, and certain cleared derivative instruments. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries do not proceed with creation and/or redemption orders, Shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
●
Trading Risk. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in a Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for Shares. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than a Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges. In addition, the market price of Shares includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. To the extent that the Fund’s underlying securities trade on foreign exchanges or in foreign markets that may be closed when the exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the last quote for a security from the closed foreign exchange or market and the value of the security during the Shares’ trading day. This could in turn lead to differences between the market price of the Shares and the underlying value of the Shares.
●
Impact of Large Shareholder Transactions (Including Possible Fund Liquidation). The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Sales of large amounts of Shares may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. Cash redemptions could result in the Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so and may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. Large redemptions may also result in higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
New Fund Risk. The Fund is a new Fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time. Because the Fund is new, it may be more significantly affected by purchases and redemptions of its creation units (“Creation Units”) than a fund with relatively greater assets under management. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases. Such transactions may cause the Fund to make investment decisions at inopportune times or miss attractive investment opportunities, accelerate the realization of taxable income or otherwise cause the Fund to perform differently than intended.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund is available online at https://russellinvestments.com.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Resolution Capital Limited and Resolution Capital (US) Limited	●Wellington Management Company LLP
●RREEF America L.L.C., DWS Investments Australia Limited and DWS Alternatives Global Limited, operating under the brand name DWS

Portfolio Managers
Adrianna Giesey, Senior Portfolio Manager, Real Assets, and Ryan Parker, Portfolio Manager, Customized Portfolio Solutions, have primary responsibility for the management of the Fund and have managed the Fund since January 2026.
Additional Information

For important information about:
●
Purchase and Sale of Fund Shares, please see Purchase and Sale of Fund Shares on page 53.
●
Taxes, please see Taxes on page 53.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 53.

Additional Information
Purchase and Sale of Fund Shares
Individual Shares of each Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than net asset value (“NAV”), Shares of a Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
 You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
 Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Funds' website at https://russellinvestments.com.
 For more information about how to purchase Shares, please see Buying and Selling Shares in the Funds' Prospectus.
Taxes
Distributions from a Fund are generally taxable to you as either ordinary income or capital gains. If any Fund makes any distributions, those distributions will normally be subject to federal and state and local income taxes when they are paid, whether you take them in cash or reinvest them in Fund Shares.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other financial services organization, such as a bank (collectively, “Financial Intermediaries”), RIM and/or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.
 For more information about payments to broker-dealers and other Financial Intermediaries, please see Shareholder Information - Payments To Broker-Dealers and Other Financial Intermediaries in the Funds' Prospectus.

MANAGEMENT OF THE Funds
The Funds’ investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, Washington 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. [RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) indirectly hold a significant minority ownership interest in RIM and its affiliates (“Russell Investments”). Certain of Russell Investments’ employees, which may include an officer of Russell Investments Exchange Traded Funds (the “Trust” ), and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.
RIM has advised the Funds that, on July 9, 2026, Russell Investments announced that an investor consortium led by B Capital, a global multi-stage investment firm, and including California Public Employees’ Retirement System, has agreed to acquire Russell Investments, including RIM, from TA Associates and Reverence Capital (the “Transaction”). RIM expects the Transaction to close in the first quarter of 2027, subject to the receipt of regulatory approvals and other customary closing conditions. The Transaction is not expected to result in any material change in the day-to-day management of the Funds. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the consummation of the Transaction would result in the automatic termination of the advisory agreement between RIM and the Trust, on behalf of the Funds. At a meeting held on August 25, 2026, the Funds’ Board of Trustees (the “Board”) unanimously approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and RIM, on behalf of the Funds. For all Funds except the Russell Investments Multisector Bond ETF, the New Advisory Agreement will be submitted to each Fund’s shareholders for their approval. Shareholders of these Funds as of September 1, 2026 will be asked to approve the New Advisory Agreement at a special meeting of shareholders which RIM expects to be held on or about November 24, 2026 (with any postponements or adjournments thereof). For the Russell Investments Multisector Bond ETF, RIM (in its capacity as initial shareholder of the Fund) intends to conditionally approve the New Advisory Agreement, subject to the closing of the Transaction. Accordingly, shareholders of the Russell Investments Multisector Bond ETF will not be asked to approve the New Advisory Agreement as a result of the Transaction. Under the New Advisory Agreement, RIM would provide investment advisory services to each Fund on the same terms as the current agreement (except effective and termination dates) for fees that do not exceed those that are currently in effect with respect to each Fund.] [To Be Updated By Amendment]
Most of the Funds are designed to be used within multi-asset portfolios to gain exposure to a globally diverse mix of asset classes and styles and to combine traditional securities, such as equities and bonds, with non-traditional approaches, such as alternative investments. RIM’s multi-asset approach combines diversification, research and selection of unaffiliated money managers and dynamic portfolio management. RIM uses its core capabilities (capital markets insights, manager research, asset allocation, portfolio implementation and factor exposures) to manage the Funds by combining various strategies into a single Fund.
Most Funds' assets are invested using a “multi-style, multi-manager diversification” technique. Unlike most investment companies that have a single organization that acts as investment adviser, the Funds, other than the Russell Investments Multisector Bond ETF, divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM. The Russell Investments Multisector Bond ETF divides responsibility for investment advice between RIM and a single money manager unaffiliated with RIM. In the future, the Russell Investments Multisector Bond ETF may be advised by multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. RIM’s money manager research services include evaluating and recommending professional investment advisory and management organizations (“money managers”) to make specific portfolio recommendations for each asset class, according to designated investment objectives, styles and strategies.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds. Subject to the approval of the Funds’ Board of Trustees, RIM selects, oversees and evaluates the performance results of the Funds’ money managers and allocates Fund assets among itself and money manager investment strategies. RIM may change a Fund’s asset allocation at any time. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations or (3) both a discretionary and non-discretionary assignment. RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations. Assets not allocated to discretionary money managers are managed by RIM. RIM may also manage portions of a Fund during transitions between money managers.
The Funds' administrator is Russell Investments Fund Services, LLC (“RIFUS”), a wholly-owned subsidiary of RIM. RIFUS, in its capacity as the Funds’ administrator, provides or oversees the provision of all administrative services for the Funds. The Funds’ custodian, State Street Bank and Trust Company (“State Street”), maintains custody of the Funds’ assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest. State Street, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. As described above, each Fund conducts its business through a number of service providers who act on its behalf. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.
RIM’s employees who manage the Funds, oversee the money managers of the Funds and have primary responsibility for the management of the Funds (the “RIM Managers”) are:
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Samantha Cagle, Senior Portfolio Manager, Customized Portfolio Solutions, Fixed Income since October 2025. Prior to joining Russell Investments, Ms. Cagle was Fixed Income Trader at Thornburg Investment Management from September 2024 through September 2025 and VP Fixed Income Associate Portfolio Manager at AllianceBernstein from September 2018 through August 2024. Ms. Cagle shares primary responsibility for the management of the Russell Investments Multisector Bond ETF with Mr. Pringle and Ms. Samanta.
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Adrianna Giesey, Senior Portfolio Manager, Real Assets since March 2025. Ms. Giesey was a Portfolio Manager from July 2022 to February 2025. From March 2017 to June 2022, Ms. Giesey was a Senior Research Analyst. Ms. Giesey shares primary responsibility for the management of the Russell Investments Global Real Estate ETF with Mr. Parker.
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Nick Haupt, Senior Portfolio Manager, Equity since March 2025. Mr. Haupt was a Portfolio Manager, Equity from March 2022 to February 2025. Mr. Haupt shares primary responsibility for the management of the Russell Investments U.S. Small Cap Equity ETF with Ms. Roach and Mr. Parker.
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Jordan McCall, Director, Senior Portfolio Manager, Equity since March 2024. Mr. McCall was Senior Portfolio Manager, Equity from March 2023 to February 2024. From March 2019 to February 2023, Mr. McCall was Portfolio Manager, Equity. Mr. McCall shares primary responsibility for the management of the Russell Investments International Developed Equity ETF and the Russell Investments Global Equity ETF with Mr. Parker.
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Patrick Nikodem, Director, Senior Portfolio Manager, Real Assets since September 2025. Mr. Nikodem was Director, Listed Real Assets from March 2023 to September 2025. Mr. Nikodem was Senior Portfolio Manager from March 2021 to February 2023. From March 2015 to February 2021, Mr. Nikodem was a Portfolio Manager. Mr. Nikodem shares primary responsibility for the management of the Russell Investments Global Infrastructure ETF with Mr. Parker.
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Ryan Parker, Portfolio Manager, Customized Portfolio Solutions, Equity since September 2023. From October 2021 to August 2023, Mr. Parker was an Associate Portfolio Manager, Customized Portfolio Solutions, Equity. Mr. Parker shares primary responsibility for the management of the Russell Investments U.S. Small Cap Equity ETF with Ms. Roach and Mr. Haupt, shares primary responsibility for the management of the Russell Investments International Developed Equity ETF and the Russell Investments Global Equity ETF with Mr. McCall, shares primary responsibility for the management of the Russell Investments Emerging Markets Equity ETF with Mr. Soerensen, shares primary responsibility for the management of the Russell Investments Global Infrastructure ETF with Mr. Nikodem and shares primary responsibility for the management of the Russell Investments Global Real Estate ETF with Ms. Giesey.
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Brian Pringle, Senior Director, Head of North America Fixed Income since September 2025. Mr. Pringle was Senior Director, Co-Head of North America Fixed Income from January 2025 to August 2025. From March 2020 to December 2024, Mr. Pringle was Senior Director, Customized Portfolio Solutions, Fixed Income. Mr. Pringle shares primary responsibility for the management of the Russell Investments Multisector Bond ETF with Ms. Cagle and Ms. Samanta and shares primary responsibility for the management of the Russell Investments Core Plus Bond ETF with Ms. Samanta.

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Megan Roach, Senior Director, Co-Head of Equity Portfolio Management since October 2022. From October 2021 to September 2022, Ms. Roach was Director, Head of Portfolio Management, North America. Ms. Roach shares primary responsibility for the management of the Russell Investments U.S. Small Cap Equity ETF with Mr. Haupt and Mr. Parker.
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Riti Samanta, Senior Director, Co-Head of Fixed Income since January 2025. Ms. Samanta was Senior Director, Co-Head of North America Fixed Income from January 2025 to August 2025. From July 2024 to December 2024, Ms. Samanta was Senior Director, Portfolio Manager, Fixed Income. Prior to joining Russell Investments, Ms. Samanta was a Portfolio Manager and Fixed Income Strategist at Grantham, Mayo, Van Otterloo responsible for GMO’s Systematic Credit/LDI and Multi Sector Fixed Income strategies. Ms. Samanta shares primary responsibility for the management of the Russell Investments Multisector ETF with Ms. Cagle and Mr. Pringle and shares primary responsibility for the management of the Russell Investments Core Plus Bond ETF with Mr. Pringle.
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Soeren Soerensen, Senior Portfolio Manager, Equity since May 2024. From March 2020 to April 2024, Mr. Soerensen was a Portfolio Manager. Mr. Soerensen shares primary responsibility for the management of the Russell Investments Emerging Markets Equity ETF with Mr. Parker.
Please see the Funds’ Statement of Additional Information (“SAI”) for additional information about the RIM Managers' compensation, other accounts managed by the RIM Managers and the RIM Managers' ownership of securities in the Funds.
In the last fiscal year, the aggregate annual rate of advisory fees paid to RIM as a percentage of average daily net assets was: Russell Investments U.S. Small Cap Equity ETF, [ ]%; Russell Investments International Developed Equity ETF, [ ]%; Russell Investments Global Equity ETF, [ ]%; Russell Investments Emerging Markets Equity ETF, [ ]%; and Russell Investments Global Infrastructure ETF, [ ]%. The annual advisory fee as a percentage of average daily net assets for the Russell Investments Multisector Bond ETF, Russell Investments Core Plus Bond ETF and Russell Investments Global Real Estate ETF is 0.49%, 0.39% and 0.49%, respectively.
Each Fund invests its cash in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund. RIFUS charges a 0.05% administrative fee to the unregistered fund.
A discussion regarding the basis for approval by the Board of Trustees (the “Board” or the “Trustees”) of the investment advisory contract between RIM and the Funds, other than the Russell Investments Multisector Bond ETF, is available in the Funds’ annual financial statements and other information in Form N-CSR covering the period ended September 30, 2026. A discussion regarding the basis for approval by the Board of the investment advisory contract between RIM and the Russell Investments Multisector Bond ETF will be available in the Funds' semi-annual financial statements and other information in Form N-CSR covering the period ending March 31, 2027.
The Trustees are responsible for generally overseeing management and operations of the business and affairs of the Funds and do not manage operations on a day-to-day basis. The Trustees and officers of the Trust may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of a Fund and: (i) the Trust; (ii) a Fund; (iii) a service provider to the Trust or a Fund; and/or (iv) the Trustees or officers of the Trust.
The Trustees, on behalf of the Trust, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such agreements.
THE MONEY MANAGERS
Money managers are unaffiliated with RIM and are listed under “Money Manager Information” at the end of this Prospectus.

A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations or (3) both a discretionary and non-discretionary assignment. Assets not allocated to discretionary money managers are managed by RIM.
Each discretionary money manager has discretion to select, purchase and sell portfolio securities for its segment of a Fund’s assets. Each non-discretionary money manager provides RIM with a model portfolio representing its investment recommendations. RIM provides each money manager with specific investment guidelines based on a Fund’s investment program and RIM’s assessment of the money manager’s expertise and investment style whereby RIM attempts to capitalize on the strengths of each money manager. Although, under the Funds’ sub-advised structure, RIM is responsible for oversight of the services provided by the Funds’ money managers and for providing reports to the Board regarding the money managers’ activities, the Board, the officers, RIM and Russell Investments do not evaluate the investment merits of a money manager’s individual security selections.
The Funds rely on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits RIM to engage or terminate a money manager at any time, subject to approval by the Funds' Board, without a shareholder vote. Each Fund operates pursuant to the exemptive order.  A Fund is required to notify its shareholders within 90 days after a money manager begins providing services. Each Fund selects money managers based upon the research and recommendations of RIM. RIM evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.
The Funds also rely on a separate exemptive order from the SEC, stating that the Funds' Board may approve a new money manager contract or a material amendment to an existing money manager contract at a meeting that is not in person, provided that the Funds' Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
Each of the Funds has a non-fundamental investment objective which may be changed by the Board of that Fund without shareholder approval. If a Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable notice.
The Board may, if it deems appropriate to do so, authorize the liquidation or merger of a Fund without shareholder approval in circumstances where shareholder approval is not otherwise required by the Investment Company Act of 1940, as amended (“1940 Act”). Unless Fund Shares are held in a tax-deferred account, liquidation or merger may result in a taxable event for shareholders of the liquidated Fund. In addition, RIM may make material changes to a Fund's principal investment strategies without shareholder approval.
RIM or the money managers may or may not use all of the securities and investment strategies listed below. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Funds. The Funds may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Funds.
Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these limitations unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
For purposes of determining compliance with a Fund's 80% investment policy, to the extent that a Fund utilizes derivative instruments that provide investment exposure to investments included within the Fund’s 80% policy or to one or more market risk factors associated with such investments, the derivative instruments may be counted for purposes of the Fund’s 80% investment policy.
The Funds may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Funds may also sell a security if there is a significant change to the security’s characteristics or if the security is no longer consistent with the Fund’s investment strategies.
On rare occasions, a Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. A Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash to the performance of certain markets.
Russell Investments U.S. Small Cap Equity ETF
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of small capitalization U.S. companies, some of which are also considered micro capitalization U.S. companies.
The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among multiple money manager investment strategies. RIM provides all portfolio management services for the Fund and may change a Fund’s allocation to the money manager investment strategies at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.

RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates, and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
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Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
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Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
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Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
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Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
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Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When constructing the Fund's portfolio, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality, business momentum and yield differentials, and may also incorporate quantitative investment models in its process.
The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) for hedging purposes or (3) to facilitate the implementation of its investment strategy.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the financial services sector.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines small capitalization companies as those companies represented by the Russell 2000® Index or with market capitalization within the capitalization range of the Russell 2000® Index. The smallest 1,000 companies in the Russell 2000® Index and companies within the capitalization range of the smallest 1,000 companies in the Russell 2000® Index, as measured at its most recent reconstitution, are also considered micro capitalization companies. As of the December 2026 index reconstitution, the market capitalization of these companies ranged from approximately $[ ] to $[ ]. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 2000® Index.
In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to the U.S. based on other criteria or any of the foregoing criteria.  With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and securities or instruments whose values are based on common stocks, such as futures contracts (stock or stock index).
Russell Investments International Developed Equity ETF
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to countries (other than the U.S.) with developed markets. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies economically tied to developed markets countries, other than the U.S., and in depositary receipts representing shares in such companies. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund’s investments span most of the developed nations of the world to maintain a high degree of diversification among countries and currencies. The Fund may invest in equity securities of companies that are economically tied to emerging market countries.
The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. However, stocks are not selected based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity.

The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among multiple money manager investment strategies. RIM provides all portfolio management services for the Fund and may change a Fund’s allocation to the money manager investment strategies at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates, and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When constructing the Fund's portfolio, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality, business momentum and yield differentials, and may also incorporate quantitative investment models in its process.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include futures contracts and forward currency contracts. This is intended to cause the

Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes or (4) to facilitate the implementation of its investment strategy.
The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts or currency futures contracts. The Fund may also purchase or sell foreign currencies, mainly through the use of forward currency contracts or currency futures contracts, for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the financial services sector.
Based on index classifications, the Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as those companies represented by the MSCI World ex USA Index or with market capitalization within the capitalization range of the MSCI World ex USA Index. As of December 31, 2026, the market capitalization of such large and medium capitalization companies ranged from approximately $[ ] to $[ ]. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies and countries not included within the MSCI World ex USA Index.

In determining if a security is economically tied to a developed market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to a developed market country based on other criteria or any of the foregoing criteria.  As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to developed market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a developed market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a developed market country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities and futures contracts (stock or stock index).
Russell Investments Global Equity ETF
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. Under normal market conditions, the Fund will invest at least the lesser of 30% or the percentage market capitalization weight of non-U.S. issuers in the MSCI World Index less 10%, and may invest up to 100%, of its assets in equity securities economically tied to countries other than the U.S. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. However, stocks are not selected based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. A portion of the Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S.
The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among multiple money manager investment strategies. RIM provides all portfolio management services for the Fund and may change a Fund’s allocation to the money manager investment strategies at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates, and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.

Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When constructing the Fund's portfolio, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality, business momentum and yield differentials, and may also incorporate quantitative investment models in its process.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include futures contracts and forward currency contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes or (4) to facilitate the implementation of its investment strategy.
The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts or currency futures contracts. The Fund may also purchase or sell foreign currencies, mainly through the use of forward currency contracts or currency futures contracts, for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies.
The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the information technology sector.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as those companies represented by the MSCI World Index or with market capitalization within the capitalization range of the MSCI World Index. As of December 31, 2026, the market capitalization of such large and medium capitalization companies ranged from approximately $[ ] to $[ ]. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies and countries not included within the MSCI World Index.
Based on index classifications, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
In determining if a security is economically tied to a country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to a non-U.S. country based on other criteria or any of the foregoing criteria. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities and futures contracts (stock or stock index).
Russell Investments Emerging Markets Equity ETF
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.

Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to emerging markets countries. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund principally invests in equity securities, including common stock and preferred stock, of emerging markets companies, and in depositary receipts representing shares in such companies. The Fund invests in large, medium and small capitalization companies. However, stocks are not selected based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers economically tied to at least ten different emerging market countries.
The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among multiple money manager investment strategies. RIM provides all portfolio management services for the Fund and may change a Fund’s allocation to the money manager investment strategies at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates, and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When constructing the Fund's portfolio, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, country weightings, and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality, business momentum and yield differentials, and may also incorporate quantitative investment models in its process.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include futures contracts and forward currency contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income. Given the nature of the markets in which the Fund invests, the Fund may hold larger amounts of cash than other funds, which may prevent it from being fully invested at all times.
The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes or (4) to facilitate the implementation of its investment strategy.
The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts or currency futures contracts. The Fund may also purchase or sell foreign currencies, mainly through the use of forward currency contracts or currency futures contracts, for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
The Fund may invest in pooled investment vehicles, such as other investment companies and exchange traded funds, which have broader or more efficient access to shares of emerging market companies in certain countries.
Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.

A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in a particular sector or sectors. As of the date of this Prospectus, the Fund expects to invest a significant portion of its assets in securities of companies in the financial services sector and the information technology sector.
Based on index provider classifications, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Emerging market countries also include frontier market countries, which are less developed than traditional emerging market countries.
As of December 31, 2026, the market capitalization of companies in the Fund’s benchmark, the MSCI Emerging Markets Index, an index which includes large, medium and small capitalization companies, ranged from approximately $[ ] to $[ ]. The Fund may invest in companies and countries not included within the MSCI Emerging Markets Index.
In determining if a security is economically tied to an emerging market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine a security is economically tied to an emerging market country based on other criteria or any of the foregoing criteria. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities and futures contracts (stock or stock index).
Russell Investments Multisector Bond ETF
Investment Objective (Non-Fundamental)
The Fund seeks to provide total return through a high level of current income and capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and a money manager unaffiliated with RIM. In the future, the Fund may be advised by multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money manager and allocates Fund assets among itself and the money manager. RIM may change the Fund's asset allocation at any time. RIM may hire money managers to pursue a particular investment focus, such as specialization in certain sectors or strategies, or may hire money managers to invest across multiple sectors or strategies. The Fund’s money manager selects the individual portfolio instruments for the assets assigned to it. RIM manages Fund assets not allocated to the money manager. RIM also manages any cash held by the Fund and, in the future, may manage portions of the Fund during transitions between money managers.
RIM determines the Fund’s allocations to fixed income sectors, the money manager’s strategy and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between a variety of factors that impact the Fund’s return potential and portfolio risks as well as turnover and transaction costs to estimate optimal portfolio positioning. These factors include the Fund’s overall exposures, the money manager’s investment expertise, investment approach, and expected return potential of the money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, credit quality allocations, magnitude of sector shifts and duration movements. Duration is a measure of sensitivity of a bond’s price to interest rate changes and not time. For example, a duration of three years means that if interest rates rise by 1%, the bond’s price would be expected to fall by 3%, and if interest rates fall by 1%, the bond’s price would be expected to rise by 3%. In the future, RIM may also consider the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative approach selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct a portfolio. A fundamental investment approach selects securities based upon research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality, business momentum and yield differentials, and may also incorporate quantitative investment models in the process.
The Fund invests in various tactical global bond opportunities including high yield fixed income securities, emerging markets debt securities (including Brady Bonds), U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality (including emerging markets sovereign debt) and investment grade fixed income securities. The Fund invests across the globe and selects instruments believed to have favorable risk/return characteristics regardless of the country an issuer is economically tied to. The Fund may invest without limitation in securities denominated in foreign currencies, in U.S. dollar-denominated securities of foreign issuers and in developed and emerging markets debt securities. Although the Fund expects to maintain an intermediate- to long-weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities.
The Fund may also purchase loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments, including “covenant-lite” loans, which contain fewer or less restrictive financial maintenance covenants or restrictions compared to other loans. Such investments are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. Such investments may also be unrated, in which case the Fund relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The Fund may invest in senior secured floating rate loans or debt and second lien or other subordinated or unsecured floating rate loans or debt. Senior secured loans or debt are secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event the borrower goes bankrupt. Second lien and subordinated loans or debt rank after senior obligations of the borrower in the event of bankruptcy and typically have a lower credit rating and therefore higher yield than senior secured loans. Unsecured loans or debt are not secured by specific collateral of the borrower in the event of bankruptcy. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal or in the performance of certain covenants or agreements and/or have uncertain financial conditions.

The Fund may invest, without limitation, in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”) as determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or in unrated securities judged to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation. The Fund’s investments may include debt securities that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an NRSRO (“distressed securities”).
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies. The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters), or through the identification of currency market factors that are expected to result in positive returns over time. The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may use correlated currencies or a basket of correlated currencies to hedge currency exposure that may be too costly to hedge directly or otherwise difficult to hedge for reasons such as capital controls.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate forwards and futures and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate, index and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.
The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
With respect to the portion of the Fund managed by RIM, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to invest in securities and instruments that seek to provide desired exposures and achieve the Fund’s investment objective. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund usually, but not always, exposes a portion of any cash held to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts, total return swaps, index credit default swaps and to be announced (“TBA”) securities. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income, and may at times invest cash in fixed income securities with a typical average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the U.S. Cash Management Fund.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign fixed income securities, which may be referred to as local access products, credit linked notes or participation notes.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.
The Fund may invest in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, residential mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only and inverse interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage-backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund may invest in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.
The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.
Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.
The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).
The Fund may invest in commercial paper, including asset-backed commercial paper.
Based on index provider classifications, the Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.
Russell Investments Core Plus Bond ETF
Investment Objective (Non-Fundamental)
The Fund seeks to provide total return.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. RIM may hire money managers to pursue a particular investment focus, such as specialization in certain sectors or strategies, or may hire money managers to invest across multiple sectors or strategies. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM allocates most of the Fund’s assets to multiple money managers unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the Fund's cash balances and may manage portions of the Fund during transitions between money managers.
RIM determines the Fund’s allocations to fixed income sectors, money manager strategies and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between a variety of factors that impact the Fund’s return potential and portfolio risks as well as turnover and transaction costs to estimate optimal portfolio positioning. These factors include the Fund’s overall exposures, a money manager’s investment expertise, investment approach, and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. Duration is a measure of sensitivity of a bond’s price to interest rate changes and not time. For example, a duration of three years means that if interest rates rise by 1%, the bond’s price would be expected to fall by 3%, and if interest rates fall by 1%, the bond’s price would be expected to rise by 3%. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. The Fund’s target strategic asset allocation is 40% to U.S. and non-U.S. corporate debt securities (including high yield debt), 35% to asset-backed securities and 25% to government securities. However, the Fund is not required to allocate its investments in any set proportion and RIM may adjust the Fund’s asset allocation based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality, business momentum and yield differentials, and may also incorporate quantitative investment models in its process.
The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the Fund may identify sectors of the fixed income market believed to be undervalued and focus its investments in those sectors. These sectors will differ over time. The Fund may attempt to anticipate shifts in interest rates and hold securities it expects to perform well in relation to market indexes as a result of such shifts.
The Fund may invest in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, residential mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only and inverse interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.
The Fund may invest in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.

The Fund may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”) as determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or in unrated securities judged to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation. The Fund’s investments may include debt securities that are the subject of bankruptcy proceedings, in default as to the payment of principal or interest, or rated in the lowest rating category by an NRSRO (“distressed securities”).
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies. The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters), or through the identification of currency market factors that are expected to result in positive returns over time. The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate forwards and futures and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate, index and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.
The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
The duration of the Fund’s portfolio will typically be within one year of the duration of the Bloomberg U.S. Aggregate Bond Index, which was [  ] years as of December 31, 2026, but may vary up to two years from the Index’s duration. The Fund has no restrictions on individual security duration. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.
The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.
The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments.  Such investments are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds.  Such investments may also be unrated, in which case the Fund relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The Fund may invest in senior secured floating rate loans or debt and second lien or other subordinated or unsecured floating rate loans or debt.  Senior secured loans or debt are secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event the borrower goes bankrupt. Second lien and subordinated loans or debt rank after senior obligations of the borrower in the event of bankruptcy and typically have a lower credit rating and therefore higher yield than senior secured loans.  Unsecured loans or debt are not secured by specific collateral of the borrower in the event of bankruptcy.  Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal or in the performance of certain covenants or agreements and/or have uncertain financial conditions.
The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.
The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.
Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.
The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).
The Fund may invest in commercial paper, including asset-backed commercial paper.
With respect to the portion of the Fund managed by RIM, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to invest in securities and instruments that seek to provide desired exposures and achieve the Fund’s investment objective. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund usually, but not always, exposes a portion of any cash held to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization” ), which typically include exchange traded fixed income futures contracts, TBAs and swaps. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income, and may at times invest cash in fixed income securities with a typical average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the U.S. Cash Management Fund.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Based on index provider classifications, the Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.
Russell Investments Global Infrastructure ETF
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term growth of capital and current income.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities issued by companies that are engaged in the infrastructure business. The

Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. A company is considered to be engaged in the infrastructure business if it is included in one of the following Global Industry Classification Standard (“GICS”) sub-industries: Airport Services, Cable & Satellite, Construction & Engineering, Data Center REITs, Electric Utilities, Environmental & Facilities Services, Gas Utilities, Health Care REITs, Highways & Railtracks, Independent Power Producers & Energy Traders, Industrial Conglomerates, Industrial REITs, Integrated Telecommunication Services, Internet Services & Infrastructure, Marine Ports & Services, Multi-Utilities, Oil & Gas Exploration & Production, Oil & Gas Storage & Transportation, Rail Transportation, Real Estate Development, Renewable Electricity, Telecom Tower REITs or Water Utilities. Generally, infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business are involved in, among other things, (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) transportation services, including the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots, airports and ports, railroads and mass transit systems; (5) telecommunications equipment and services, including wireless and cable networks, towers; (6) water treatment and distribution; and (7) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates.
The Fund invests principally in equity securities, including common stocks, of listed infrastructure companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the Fund selects securities of companies believed to have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located. Under normal market conditions, the Fund will invest at least the lesser of 30% or the percentage of non-U.S. issuers in the FTSE Developed Core Infrastructure 50/50 Index less 10%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund may invest in large, medium or small capitalization companies. The Fund does not select stocks based on the capitalization size of the company but rather on the relative attractiveness of the investment opportunity.
The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among multiple money manager investment strategies. RIM provides all portfolio management services for the Fund and may change a Fund’s allocation to the money managers investment strategies at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates, and adjusting each security’s active weight (i.e., the difference between the Fund’s allocation to the security versus the Fund benchmark’s allocation to the security) for risk control purposes. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
When constructing the Fund’s portfolio, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, infrastructure sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality, business momentum and yield differentials, and may also incorporate quantitative investment models in its process.
A portion of the Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S.
With respect to non-U.S. securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts or currency futures contracts.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes or (4) to facilitate the implementation of its investment strategy.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This exposure will not be specific to infrastructure companies as there is no appropriate derivative instrument available that represents exposure to the Fund’s benchmark. This is intended to cause the Fund to perform as though its cash were actually invested in the broad global equity markets. RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other criteria or any of the foregoing criteria. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above.

Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants and futures contracts (stock or stock index).
Based on index classifications, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Russell Investments Global Real Estate ETF
Investment Objective (Non-Fundamental)
The Fund seeks to provide current income and long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in real estate securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”) economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund considers a company to be a real estate company if it is included in the Global Industry Classification Standard (“GICS”) real estate sector.
The Fund invests principally in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. REITs are companies that own interests in real estate or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties or from interest payments on real estate-related loans. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all its taxable income to such shareholders. REIT-like entities organized outside of the U.S. have operations and receive entity-level tax treatment similar to that of U.S. REITs. By investing in REITs and REIT–like entities indirectly through the Fund, a shareholder will bear expenses of the REITs and REIT-like entities in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies, such as real estate operating companies. The Fund may invest in large, medium or small capitalization companies. Stocks are not selected based on the capitalization size of a company but rather on the relative attractiveness of the individual opportunity.
The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among multiple money manager investment strategies. RIM provides all portfolio management services for the Fund and may change a Fund’s allocation to the money manager investment strategies at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations.
RIM manages the Fund by investing in a portfolio of equity securities determined via qualitative analysis and a quantitative model-based optimization process applied to an initial composite of the model portfolios provided by money managers. RIM constructs an initial composite portfolio of securities that represents the aggregation of the money manager model portfolios based upon RIM’s allocation to each money manager’s strategy, subject to the exclusion for regulatory reasons of securities issued by a money manager or its affiliates. RIM then utilizes a quantitative model-based optimization process and qualitative analysis of desired Fund level exposures to assess the characteristics of the initial money manager model portfolio composite and identify a portfolio of securities that seeks to provide the desired exposures, considers portfolio turnover, meets minimum holding size requirements and reduces the number of securities in the optimized composite portfolio based on a specified target number of holdings for the Fund while further taking into consideration security level weightings. This optimization process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
When  constructing the Fund's portfolio, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, property type and geographic weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality, business momentum and yield differentials, and may also incorporate quantitative investment models in its process.
A portion of the Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. While the Fund spreads its investments across the globe, the Fund selects securities of companies believed to have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located.
The Fund invests in companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. Under normal market conditions, the Fund will invest at least the lesser of 30% or the percentage market capitalization weight of non-U.S. issuers in the FTSE EPRA Nareit Developed Index less 10%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries. The Fund may also invest in equity securities of companies that are economically tied to emerging market countries.
The Fund may purchase and sell futures and forwards contracts (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes or (4) to facilitate the implementation of its investment strategy.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain real estate securities markets or, where there is no appropriate instrument that represents exposure to the various components of the Fund's benchmark, broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include futures contracts and swaps. This is intended to cause the Fund to perform as though its cash were actually invested in these markets. Due to the lack of availability of appropriate instruments for certain markets, this exposure will result in returns that are different than that of the Fund's benchmark(s) for the cash portion of the portfolio. RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
With respect to non-U.S. real estate securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
Based on index classifications, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to a non-U.S. country based on other criteria or any of the foregoing criteria.  With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options to purchase common stock, futures contracts (stock or stock index) and index swaps.
The Fund is classified as a “non-diversified fund” under the 1940 Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The non-diversified status provides the Fund with greater investment flexibility to take larger positions in one or more issuers.
The Fund will concentrate its investments in the real estate industry.

RISKS
An investment in the Funds, like any investment, has risks. The value of a Fund fluctuates and you could lose money. The following table lists the Funds and the types of principal risks the Funds are subject to. Please refer to the discussion following the chart and the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and the investment practices employed by the Funds.
Fund	Principal Risks
Russell Investments U.S. Small Cap Equity ETF
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Management of Fund Exposures
●Authorized Participant Concentration Risk
●Trading Risk
●Fundamental Investing
●Quantitative Investing, Optimization and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Small Capitalization Companies
●Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the
Russell 2000® Index
●Preferred Stocks
●Derivatives (Futures Contracts and Forwards)
●Real Estate Investment Trusts (“REITs”)
●Counterparty Risk
●Liquidity Risk
●Impact of Large Shareholder Transactions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Financial Services Sector Risk
●Cash Management
●New Fund Risk
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Russell Investments International Developed Equity ETF
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Management of Fund Exposures
●Authorized Participant Concentration Risk
●Trading Risk
●Fundamental Investing
●Quantitative Investing, Optimization and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Preferred Stocks
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Synthetic Foreign Equity Securities
●Equity Linked Notes
●Derivatives (Futures Contracts and Forwards)
●Currency Trading Risk
●Counterparty Risk
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Liquidity Risk
●Impact of Large Shareholder Transactions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Financial Services Sector Risk
●Cash Management
●New Fund Risk
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Russell Investments Global Equity ETF
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Management of Fund Exposures
●Authorized Participant Concentration Risk
●Trading Risk
●Fundamental Investing
●Quantitative Investing, Optimization and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Preferred Stocks
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Synthetic Foreign Equity Securities
●Equity Linked Notes
●Derivatives (Futures Contracts and Forwards)
●Currency Trading Risk
●Counterparty Risk
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Liquidity Risk
●Impact of Large Shareholder Transactions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Information Technology Sector Risk
●Cash Management
●New Fund Risk
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Russell Investments Emerging Markets Equity ETF
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Management of Fund Exposures
●Authorized Participant Concentration Risk
●Cash Transactions Risk
●Trading Risk
●Fundamental Investing
●Quantitative Investing, Optimization and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Preferred Stocks
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Investments in Frontier Markets
●Currency Risk
●Synthetic Foreign Equity Securities
●Equity Linked Notes
●Derivatives (Futures Contracts and Forwards)
●Currency Trading Risk
●Counterparty Risk
●Securities of Other Investment Companies
●Depositary Receipts
●Illiquid Investments
●Liquidity Risk
●Impact of Large Shareholder Transactions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Financial Services Sector Risk
●Information Technology Sector Risk
●Cash Management
●New Fund Risk
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Russell Investments Multisector Bond ETF
●Active Management Risk
●Security Selection
●Management of Fund Exposures
●Authorized Participant Concentration Risk
●Cash Transactions Risk
●Trading Risk
●Index-Based Investing
●Fundamental Investing
●Quantitative Investing, Optimization and Models
●Rights and Warrants
●Fixed Income Securities Risk
●Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”)
●U.S. and Non-U.S. Corporate Debt Securities Risk
●Government Issued or Guaranteed Securities, U.S. Government Securities
●Distressed Securities
●Bank Obligations
●Money Market Securities (Including Commercial Paper)
●Asset-Backed Commercial Paper
●Variable and Floating Rate Securities
●Mortgage-Backed Securities
●Agency Mortgage-Backed Securities
●Privately-Issued Mortgage-Backed Securities
●Asset-Backed Securities
●Credit and Liquidity Enhancements
●Repurchase Agreements
●Dollar Rolls
●Loans and Other Direct Indebtedness
●Non-U.S. Securities
●Non-U.S. Fixed Income Securities
●Emerging Markets Securities
●Emerging Markets Debt
●Brady Bonds
●Yankee Bonds and Yankee CDs
●Currency Risk
●Synthetic Foreign Equity/Fixed Income Securities
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Illiquid Investments
●Liquidity Risk
●Impact of Large Shareholder Transactions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●New Fund Risk
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Russell Investments Core Plus Bond ETF
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Management of Fund Exposures
●Authorized Participant Concentration Risk
●Cash Transactions Risk
●Trading Risk
●Index-Based Investing
●Fundamental Investing
●Quantitative Investing, Optimization and Models
●Fixed Income Securities Risk
●Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”)
●U.S. and Non-U.S. Corporate Debt Securities Risk
●Government Issued or Guaranteed Securities, U.S. Government Securities
●Distressed Securities
●Bank Obligations
●Money Market Securities (Including Commercial Paper)
●Asset-Backed Commercial Paper
●Variable and Floating Rate Securities
●Mortgage-Backed Securities
●Agency Mortgage-Backed Securities
●Privately-Issued Mortgage-Backed Securities
●Reverse Mortgages
●Asset-Backed Securities
●Credit and Liquidity Enhancements
●Repurchase Agreements
●Dollar Rolls
●Loans and Other Direct Indebtedness
●Non-U.S. Securities
●Non-U.S. Fixed Income Securities
●Emerging Markets Debt
●Yankee Bonds and Yankee CDs
●Currency Risk
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Illiquid Investments
●Liquidity Risk
●High Portfolio Turnover Risk
●Impact of Large Shareholder Transactions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●New Fund Risk
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Russell Investments Global Infrastructure ETF
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Management of Fund Exposures
●Authorized Participant Concentration Risk
●Trading Risk
●Fundamental Investing
●Quantitative Investing, Optimization and Models
●Equity Securities Risk
●Common Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Currency Trading Risk
●Derivatives (Futures Contracts and Forwards)
●Counterparty Risk
●Real Estate Investment Trusts (“REITs”)
●Infrastructure Companies
●Master Limited Partnerships (“MLPs”)
●Depositary Receipts
●Liquidity Risk
●Impact of Large Shareholder Transactions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●New Fund Risk
●Cyber Security and Other Operational Risks

Russell Investments Global Real Estate ETF
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Management of Fund Exposures
●Authorized Participant Concentration Risk
●Trading Risk
●Fundamental Investing
●Quantitative Investing, Optimization and Models
●Equity Securities Risk
●Common Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Real Estate Securities
●Real Estate Investment Trusts (“REITs”)
●Liquidity Risk
●Impact of Large Shareholder Transactions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Non-Diversification Risk
●Industry Concentration Risk
●Cash Management
●New Fund Risk
●Cyber Security and Other Operational Risks

Multi-Manager Approach
While the investment strategies employed by a Fund's money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by a Fund's multiple money managers may result in a Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to a Fund's performance depending upon the performance of those securities and the overall economic environment. The money managers selected for a Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase a Fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities, higher brokerage commissions and other transaction costs. The success of a Fund's investment strategy depends on, among other things, both RIM’s skill in selecting money managers and allocating assets to those money managers and on a money manager’s skill in executing the relevant investment strategy and selecting investments for the Fund.
Active Management Risk
Actively managed investment portfolios are subject to active management risk. Despite strategies designed to achieve a Fund's investment objective, the values of investments will change with market conditions, and so will the value of any investment in a Fund and you could lose money. Investments in a Fund could be lost or a Fund could underperform other investments.
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Security Selection
The securities or instruments selected by RIM or a money manager to be in a Fund's portfolio may not perform as RIM or the Fund's money managers expect and may cause a Fund to underperform relative to other funds with similar investment objectives and investment strategies. There are two types of methods to select securities, fundamental analysis and quantitative analysis. For more information about these methods, see Fundamental Investing and Quantitative Investing, Optimization and Models risks in this Prospectus.
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Management of Fund Exposures
It is possible that RIM’s management of Fund exposures may be ineffective, prove to be incorrect and/or cause a Fund to underperform other funds with similar investment objectives and investment strategies. RIM utilizes a variety of quantitative models and inputs and qualitative investment information and analysis in its management of a Fund. For more information about quantitative investing, see the Quantitative Investing, Optimization and Models risk in this Prospectus. For certain Funds, RIM may use index-based strategies, including index replication and optimized index sampling. For more information about these strategies, see the Index-Based Investing risk in this Prospectus.
Authorized Participant Concentration Risk
Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for a Fund’s Shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund, such as during periods of market stress, and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Cash Transactions Risk
Unlike certain ETFs, certain Funds may effect creations and redemptions in cash or partially in cash. Therefore, the Fund may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. In addition, the Fund may need to maintain a greater cash position in order to meet redemptions, thereby preventing the Fund from fully implementing its investment strategy.
Trading Risk
The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in a Fund’s NAV, the intra-day value of a Fund’s holdings, and supply and demand for Shares. RIM cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of a Fund’s holdings. You may pay significantly more or receive significantly less than a Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of Shares. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. To the extent that a Fund’s underlying securities trade on foreign exchanges or in foreign markets that may be closed when the exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the last quote for a security from the closed foreign exchange or market and the value of the security during the Shares’ trading day. This could in turn lead to differences between the market price of the Shares and the underlying value of the Shares.
Index-Based Investing
Certain Funds may use index-based strategies, including index replication and optimized index sampling. Index replication strategies seek to purchase the securities in an index or a blend of indexes (the “reference index”) in order to track the reference index’s performance. Optimized index sampling strategies do not attempt to purchase every security in the reference index, but instead purchase a sampling of securities using optimization and risk models. This process involves the analysis of tradeoffs between various factors as well as turnover and transaction costs in order to estimate optimal portfolio holdings based upon the reference index. Unlike index replication strategies, optimized index sampling strategies do not seek to fully replicate the reference index and a Fund may not hold all the securities and may hold securities not included in the reference index. A Fund may hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause a Fund's return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, the portion of a Fund's portfolio utilizing an index-based strategy is subject to “tracking error” risk, which is the risk that the performance of the portion of a Fund's portfolio utilizing an index-based strategy will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.
Fundamental Investing
A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection made on the basis of a fundamental investment approach is subject to significant losses when the actual market prices of securities are materially different than the prices predicted by the forecast resulting from the fundamental analysis. Fundamental analysis is inherently subject to the risk of not having identified all the relevant factors. In addition, the macro-economic factors considered by a money manager may be difficult to evaluate or implement. Fundamental investing is also inherently subject to the unpredictable duration of periods during which market prices and actual value as determined by such analysis will change. Security or instrument selection using a fundamental investment approach may cause a Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
Quantitative Investing, Optimization and Models
Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts. This could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to a Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest as a result of the factors used in the analysis, the weight placed on each factor, and changes in underlying market conditions. As market dynamics shift over time, a previously successful input or model may become outdated and result in losses. Inputs or models may be flawed or not work as anticipated and cause a

Fund to underperform other funds with similar objectives and strategies. Certain inputs and models may utilize third-party data and models that RIM or a money manager believes to be reliable. However, RIM and the money managers do not guarantee the accuracy of third-party data or models.
For certain Funds, because RIM uses an optimization approach, it will not invest in all securities recommended by the money managers for a Fund. This optimization approach could result in the omission of securities that would have outperformed the Fund’s portfolio, thereby reducing Fund returns as compared to the composite portfolio.
Rights and Warrants
Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but rights typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Equity Securities Risk
The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the performance of individual companies (company risk). Therefore, the value of an investment in the Funds may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments in the U.S. or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, pandemics, epidemics, terrorist attacks, war, economic sanctions and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. U.S. and foreign stock markets, and equity securities of individual issuers, have experienced periods of substantial price volatility in the past and it is possible that they will do so again in the future. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.
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Common Stocks
The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s debt instruments will take precedence over the claims of owners of common stocks.
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Value Stocks
Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.
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Growth Stocks
Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise offset the impact of a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.
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Defensive Stocks
Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected and may not have lower than average stock price volatility or provide less volatile returns than the broad equity market.

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Dynamic Stocks
Investments in dynamic stocks are subject to the risks of common stocks. In declining markets, dynamic stocks are likely to underperform growth, value and defensive stocks. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value. Generally, securities with higher price volatility are considered riskier investments than securities with lower price volatility. Dynamic companies may be subject to a heightened risk of bankruptcy. There is no guarantee that a company’s potential for stock price appreciation will be effectively assessed and it is possible that such judgments may prove incorrect. Dynamic investing tends to result in an overweight to medium capitalization stocks.
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Momentum Stocks
Momentum stocks are stocks of companies that exhibit positive price trends. Investments in momentum stocks are subject to the risks of common stocks.  Momentum stocks are likely to underperform the broad market in declining markets and over various market periods.  The relative performance of momentum stocks may fluctuate over time.
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Securities of Medium Capitalization Companies
Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure and bankruptcy, which could increase the volatility of a Fund's portfolio.
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Securities of Small Capitalization Companies
Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.
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Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
Investments in securities of micro capitalization companies and companies with capitalizations smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.
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Preferred Stocks
Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.
Fixed Income Securities Risk
Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall and when interest rates fall, prices of fixed income securities rise. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would be expected to reduce the value of a $100 note by approximately one dollar if it had a one-year duration. The effect of changing interest rates on financial markets, including negative interest rates, cannot be known with certainty but may expose fixed-income and related markets to heightened volatility and illiquidity. Very low or negative interest rates may magnify interest rate risks. To the extent a Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, investors may seek to reallocate assets to higher-yielding assets which, among other potential consequences, could result in increases in the yield and decreases in the prices of fixed-income investments over time; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions. Fixed income markets have experienced volatility, which may result in increased shareholder redemptions; (iii) Company risk which is the risk that the value of fixed income securities fluctuates in response to the performance of individual companies; (iv) Credit and default risk which is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; and (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.
Specific types of fixed income securities are also subject to additional risks which are described below.
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Non-Investment Grade Debt Securities (“High-Yield” or “Junk Bonds”)
Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:
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Adverse changes in general economic conditions and in the industries in which their issuers are engaged;
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Changes in the financial condition of their issuers;
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Price fluctuations in response to changes in interest rates; and
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Reduced liquidity compared to higher rated securities.
As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to a Fund. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
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U.S. and Non-U.S. Corporate Debt Securities Risk
U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, war, economic sanctions and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose a Fund to greater risk than investments in U.S. corporate debt securities.
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Government Issued or Guaranteed Securities, U.S. Government Securities
Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.
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Distressed Securities
Distressed securities are securities of issuers that are experiencing significant financial or business difficulties. Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, a Fund may lose all of its investment in the distressed security, or it may be required to accept cash or securities with a value less than a Fund's original investment.
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Bank Obligations
An adverse development in the banking industry may affect the value of a Fund's investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments. The specific effects of such developments are not yet fully known.
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Money Market Securities (Including Commercial Paper)
Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which require the imposition of liquidity fees unless certain exceptions apply. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.
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Asset-Backed Commercial Paper
Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.
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Variable and Floating Rate Securities
A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.
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Mortgage-Backed Securities
The value of mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to prime loans, subprime loans, Alt-A loans and/or non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans may be susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time resulting in reinvestment risk.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
Residential mortgages are subject to the risks of delinquencies, defaults and losses, which may increase substantially over certain periods and affect the performance of the MBS in which certain Funds may invest. Mortgage loans backing non-agency MBS are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.
As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced MBS (a “TBA”) at a future date. At the time of purchase, the seller does not specify the particular MBS to be delivered. Instead, a Fund agrees to accept any MBS that meets specified terms agreed upon between the Fund and the seller. TBAs are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.
Collateralized mortgage obligations (“CMOs”) are MBS that are collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having specific risk characteristics, payment structures and maturity dates. This creates different prepayment and market risks for each CMO class. The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). The principal and interest payments on the underlying mortgages may be allocated among the several tranches of a CMO in varying ways including “principal only,” “interest only” and “inverse interest only” tranches. These tranche structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain structures, particular classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of property owners to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Investments in CMBS are also subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risks. CMBS securities may be less liquid and exhibit greater price volatility than other types of asset-backed securities.
Adverse changes in market conditions and the regulatory climate may reduce the cash flow which a Fund, to the extent it invests in MBS or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for MBS and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for MBS and other asset-backed securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for MBS and other asset-backed securities. As a result, the liquidity and/or the market value of any MBS or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.

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Agency Mortgage-Backed Securities
Certain MBS may be issued or guaranteed by the U.S. government or a government-sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government-sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment. Since 2008, Fannie Mae and Freddie Mac have been operating under Federal Housing Finance Administration (“FHFA”) conservatorship and are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. The FHFA has made public statements regarding plans to consider ending the conservatorships. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on Fannie Mae’s or Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. Should the conservatorships end, there could be an adverse impact on the value of Fannie Mae or Freddie Mac securities, which could cause losses to a Fund.
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Privately-Issued Mortgage-Backed Securities
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government-sponsored entity, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately-issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
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Reverse Mortgages
Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages.  Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities.  The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
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Asset-Backed Securities
Asset-backed securities may include MBS, loans (such as auto loans or home equity lines of credit), receivables or other assets. The value of a Fund's asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to subprime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund to dispose of any then existing holdings of such securities. Collateralized loan obligations (“CLOs”) carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Credit and Liquidity Enhancements
Third parties may issue credit and/or liquidity enhancements, including letters of credit, for certain fixed income or money market securities held by a Fund. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of the entity issuing the enhancement, if contemporaneous with adverse changes in the enhanced security, could cause losses to a Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes a Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.
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Repurchase Agreements
Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by a Fund are not within its control and therefore the realization by a Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
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Dollar Rolls
A Fund may enter into dollar rolls subject to its limitations on borrowings. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Dollar rolls are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
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Loans and Other Direct Indebtedness
Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund’s intentional or unintentional receipt of material non-public information about such issuers could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on RIM’s and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. The market for loan obligations may be subject to extended trade settlement periods (which may exceed seven (7) days). Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund's redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
The highly leveraged nature of many such loans, including floating rate “bank loans” or “leveraged loans,” and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund's claims on any collateral securing the loan are greater in highly leveraged transactions.
In addition, covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Funds are exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
A Fund’s investment in “leveraged loans” may include an investment in “covenant-lite” loans. Covenant-lite loans, the terms and conditions of which may vary by instrument, may contain fewer or less restrictive financial maintenance covenants or restrictions compared to other loans that might otherwise enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite loans than its holdings of loans or debt securities with more restrictive covenants, which may result in losses to the Fund.
As a Fund may be required to rely upon an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary.
Non-U.S. Securities
A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund's foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities custody and settlement procedures for a Fund's portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and experience other adverse consequences. In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United

States. In addition, in certain markets a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
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Non-U.S. Equity Securities
Non-U.S. equity securities are subject to all of the risks of equity securities generally, but can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
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Non-U.S. Fixed Income Securities
A Fund’s non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. They may also be issued by non-U.S. government agencies or instrumentalities. No assurance can be given that a non-U.S. government will provide financial support to government agencies or instrumentalities and therefore bonds issued by non-U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with these foreign investments.
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Emerging Markets Securities
Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund's portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Emerging market countries may also be more likely to experience the imposition of economic sanctions by foreign governments. For more information about sanctions, see the Global Financial Markets Risk in this Prospectus.
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Investments in Frontier Markets
Investments in frontier markets are generally subject to all of the risks of investments in non-U.S. and emerging markets securities, but to a heightened degree. Because frontier markets are among the smallest, least developed, least liquid, and most volatile of the emerging markets, investments in frontier markets are generally subject to a greater risk of loss than investments in developed or traditional emerging markets. Many frontier market countries operate with relatively new and unsettled securities laws and are heavily dependent on commodities, foreign trade and/or foreign aid. Compared to developed and traditional emerging market countries, frontier market countries typically have less political and economic stability, face greater risk of a market shutdown, and impose greater governmental restrictions on foreign investments.

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Emerging Markets Debt
A Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.
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Brady Bonds
Brady Bonds involve various risk factors including residual risk (i.e., the risk of losing the uncollateralized interest and principal amounts on the bonds) and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause a loss of interest or principal on any of the holdings.
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Yankee Bonds and Yankee CDs
Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. (Yankee Bonds or Yankee CDs) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
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Currency Risk
Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of a Fund. Securities held by a Fund which are denominated in U.S. dollars are still subject to currency risk.
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Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants)
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In the case of any exercise of these instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise and/or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
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Equity Linked Notes
An equity linked note is a note, typically issued by a company or financial institution, whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Derivatives (Futures Contracts, Options, Forwards and Swaps)
Derivatives and other similar instruments are financial contracts whose value depends on, or is derived from, the value of an underlying instrument. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives may be used as a substitute for taking a position in the underlying instrument and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. A Fund may also use derivatives to pursue a strategy to be fully invested or to seek to manage portfolio risk.
Investments in derivative instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested, and certain derivatives have the potential for unlimited loss. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices, and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Certain Funds' use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. Investments in derivatives can cause a Fund's performance to be more volatile. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security, which exposes a Fund to a heightened risk of loss.
Derivatives are generally subject to a number of risks including leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Fund's predictions of the direction of movements of the prices of the underlying instruments are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly the direction of movements of the prices of the underlying instruments; (ii) imperfect correlation between the price of the derivative instrument and the underlying instrument and the risk of mispricing or improper valuation; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time, which risk is heightened for highly customized derivatives, including swaps; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter (“OTC”) derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based; (vii) the possible inability of a Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund post certain types of securities or cash as margin or collateral in connection with use of certain derivatives; and (viii) for options, the change in volatility of the underlying instrument due to general market and economic conditions or other factors, which may negatively affect the value of such option.
There is no assurance that a liquid secondary market will exist for certain derivatives in which a Fund may invest. Participation in the options or futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. In many cases, a relatively small price movement in a futures or option contract may result in immediate and substantial loss or gain to the holder relative to the size of a required margin deposit or premium received. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in an option, forward, swap or futures contract.
Although a Fund will not borrow money in order to increase its trading activities, leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. A swap transaction may be modified or terminated only by mutual consent of the original parties, subject to agreement on individually negotiated terms. Therefore, it may not be possible for a Fund to modify, terminate or offset the Fund’s obligations or the Fund's exposure to the risks associated with a transaction prior to its scheduled termination date.

Credit default swap contracts may involve greater risks than if the Fund invested in the reference obligation (the underlying debt upon which a credit derivative is based) directly since, in addition to the risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. The Fund may act as either the buyer or the seller of a credit default swap. The Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what the Fund pays to the buyer, resulting in a loss of value to the Fund. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. In addition, there may be disputes between the buyer and seller of a credit default swap agreement, or within the swaps market as a whole, as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject the Fund to increased costs and/or margin requirements. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of CMBS.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if, on the option expiration date, the market price of the underlying security or index, in the case of a purchased put, remains equal to or greater than the exercise price or, in the case of a purchased call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund sells (i.e., writes) an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund, which may be unlimited for uncovered call positions.
A Fund may be unable to close out its derivatives positions when desired.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, RIM or the money manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unable or unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.
The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions.
A Fund’s use of derivatives is subject to Rule 18f-4 under the 1940 Act, which governs the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 requires funds that make use of derivatives, subject to certain exceptions, to comply with an outer limit on fund leverage risk based on value-at-risk, to adopt and implement a written derivatives risk management program and to comply with certain related program administration, reporting and recordkeeping requirements.
Currency Trading Risk
Certain Funds may engage in foreign currency transactions to hedge against uncertainty in the level of future exchange rates and/or to effect investment transactions to generate returns consistent with a Fund's investment objectives and strategies (i.e., speculative currency trading strategies). Foreign currency exchange transactions will be conducted on either a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts to purchase or sell currency at a future date. Currency spot and forward prices are highly volatile, and may be illiquid. Such prices are influenced by, among other things: (i) changing supply and demand relationships; (ii) government trade, fiscal, monetary and exchange control programs and policies; (iii) national and international political and economic events; and (iv) changes in interest rates. From time to time, governments intervene directly in these markets with the specific intention of influencing such prices. Currency trading may also involve economic leverage (i.e., the Fund may have the right to a return on its investment that exceeds the return that the Fund would expect to receive based on the amount contributed to the investment), which can increase the gain or the loss associated with changes in the value of the underlying instrument. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold and also can be subject to other risks described under “Derivatives” above. Due to the tax treatment of gains and losses on certain currency forward and options contracts, the use of such instruments may cause fluctuations in a Fund's income distributions, including the inability of a Fund to distribute investment income for any given period. As a result, a Fund's use of currency trading strategies may adversely impact a Fund's ability to meet its investment objective of providing current income. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Counterparty Risk
Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or derivatives counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction and the related risk of having concentrated exposure to a counterparty. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, and equity-linked notes.
Securities of Other Investment Companies
If a Fund invests in other investment companies, including ETFs, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of a Fund but also to the portfolio investments of the underlying investment companies. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares can trade at either a premium or discount to net asset value. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Real Estate Securities
Just as real estate values go up and down, the value of the securities of real estate companies in which a Fund invests also fluctuates. A Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses, environmental damage and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.
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Real Estate Investment Trusts (“REITs”)
REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing to maintain their exemption from certain federal securities laws. The value of a REIT may also be affected by changes in interest rates. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Infrastructure Companies
Investments in infrastructure companies have greater exposure to the potential adverse economic, regulatory, political, environmental and other changes affecting such entities. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, the effects of environmental damage and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Other factors that may affect the operations of infrastructure companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.
Master Limited Partnerships (“MLPs”)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to a Fund will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of a Fund's tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to a Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
Depositary Receipts
Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing a Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Funds may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and “unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.
Illiquid Investments
An illiquid investment is one that is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. A Fund may not be able to sell an illiquid or less liquid investment quickly and at a fair price, which could cause the Fund to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. An illiquid investment may also have large price volatility.
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such investments or instruments, a Fund may be unable to achieve its desired level of exposure to a certain sector. In addition, to the extent a Fund trades in illiquid or less liquid markets, it may be unable to dispose of or purchase investments at favorable prices in order to satisfy redemptions or subscriptions. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of a Fund's investments, result in greater market or liquidity risk or cause difficulty valuing a Fund's portfolio instruments or achieving a Fund's objective. To the extent that a Fund's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk.
High Portfolio Turnover Risk
Certain Funds may engage in active and frequent trading, which may result in higher portfolio turnover rates and higher transaction costs than that of a typical mutual fund and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income. These effects of higher than normal portfolio turnover may adversely affect Fund performance. Higher portfolio turnover rates may also increase a Fund's operational risk.
Impact of Large Shareholder Transactions (Including Possible Fund Liquidation)
A Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Large shareholders, including other funds or accounts managed by RIM, may from time to time own a substantial amount of a Fund’s shares and such shareholders may at times be considered to control the Fund. Any investment by a large shareholder may be held for a limited period of time and there can be no assurance that any large shareholder will not redeem its investment, the size of a Fund will be maintained at such levels or a Fund will continue to meet applicable listing requirements. Sales of large amounts of Shares may adversely affect a Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. To the extent effected in cash, these redemptions could result in a Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so. Cash redemptions may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. Similarly, large Fund Share purchases through an authorized participant may adversely affect the performance of a Fund to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.
Periods of market illiquidity may exacerbate this risk for money market funds. To the extent a Fund is invested in a money market fund, regulations applicable to money market funds subject the Fund’s redemption from such money market fund to liquidity fees unless certain exceptions apply.
Large redemptions in a Fund may also result in higher and/or accelerated levels of realized capital gains or losses with respect to a Fund’s portfolio securities which may cause non-redeeming shareholders in the Fund to receive larger capital gain distributions than they otherwise would have received during or with respect to the year in which such large redemptions occur, higher Fund cash levels in anticipation of the redemptions (which may persist for an extended period of time), higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of a Fund's portfolio because the Fund may be unable to sell illiquid investments at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. As a result, the large redemption activity, including by other funds or accounts managed by RIM, could adversely affect a Fund's ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance.
Certain of the Funds are also used as investments in asset allocation programs managed by RIM and/or sponsored by certain Financial Intermediaries, including pursuant to model strategies provided by RIM. Under these circumstances, these Funds may have a large percentage of their Shares owned through such asset allocation programs. Should RIM or such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in a Fund or a Fund is no longer used as an investment, the Fund could experience large redemptions of its Shares up to, and including, the entire investment held by asset allocation program(s). Large redemptions may result in a Fund no longer remaining at an economically viable size, in which case, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments in the Fund at an inopportune time.
Global Financial Markets Risk
Global financial markets are increasingly interconnected and political and economic conditions (including instability and volatility due to international trade disputes) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics, epidemics, social unrest and government shutdowns) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. This could occur whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. This could cause a Fund to underperform other types of investments.
The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. During the recent global financial crisis, instability in the financial markets led governments across the globe to take a number of unprecedented actions designed to support the financial markets. More recently, instability in financial markets caused governments across the globe to again take certain actions designed to support financial markets as well as financial and other institutions in light of extreme financial market volatility. There is no guarantee that these actions will have their intended effect on financial markets. Future government regulation and/or intervention could also change the way in which a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund's ability to achieve its investment objective. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect a Fund's investments in ways that are unforeseeable.
Furthermore, a country’s economic conditions, political events, military action and/or other conditions may lead to foreign government intervention and the imposition of economic sanctions. Such sanctions may include (i) the prohibition, limitation or restriction of investment, the movement of currency, securities or other assets; (ii) the imposition of exchange controls or confiscations; and (iii) barriers to registration, settlement or custody. Sanctions may impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, which may negatively impact the value and/or liquidity of such investments.
In certain countries, including the U.S., total public debt as a percentage of gross domestic product has grown rapidly since the beginning of the global financial crisis. High levels of national debt may raise concerns that a government will be unable to pay investors at maturity, may cause declines in currency valuations or prevent such government from implementing effective fiscal policy. Rating services have, in the past, lowered their long-term sovereign credit rating on the U.S. Because certain Funds invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt.
From time to time, outbreaks of infectious illness, public health emergencies and other similar issues (“public health events”) may occur in one or more countries around the globe. Such public health events have had significant impacts on both the country in which the event is first identified as well as other countries in the global economy. Public health events have reduced consumer demand and economic output in one or more countries subject to the public health event, resulted in restrictions on trading and market closures (including for extended periods of time), increased substantially the volatility of financial markets, and, more generally, have had a significant negative impact on the economy of the country or countries subject to the public health event. Public health events have also adversely affected the global economy, global supply chains and the securities in which the Funds invest across a number of industries, sectors and asset classes. The extent of the impact depends on, among other factors, the scale and duration of any such public health event. Public health events have resulted in the governments of affected countries taking potentially significant measures to seek to mitigate the transmission of the infectious illness or other public health issue including, among other measures, imposing travel restrictions and/or quarantines and limiting the operations of non-essential businesses. Any of these events could adversely affect a Fund's investments and performance, including by exacerbating other pre-existing political, social and economic risks. Governmental authorities and other entities may respond to such events with fiscal and/or monetary policy changes. It is not guaranteed that these policy changes will have their intended effect and it is possible that the implementation of or subsequent reversal of such policy changes could increase volatility in financial markets, which could adversely affect a Fund's investments and performance.
RIM will monitor developments in financial markets and seek to manage each Fund in a manner consistent with achieving each Fund's investment objective, but there can be no assurance that it will be successful in doing so. In addition, the Funds have established procedures to value instruments for which market prices may not be readily available.
Non-Diversification Risk
A non-diversified fund is subject to additional risk. To the extent a Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, a Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Fund were a diversified fund.
Industry Concentration Risk
Funds that concentrate their investments in certain industries carry a much greater risk of adverse developments in those industries than funds that invest in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.
Financial Services Sector Risk
Certain Funds may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of a Fund's investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes. For example, challenging economic and business conditions can significantly impact financial services companies due to increased defaults on payments by borrowers. The Funds and issuers in which the Funds invest may be negatively impacted by bank failures, resulting market conditions and potential legislative and regulatory responses. Political and regulatory changes may affect the operations and financial results of financial services companies, potentially imposing additional costs and expenses or restricting their business activities.
Information Technology Sector Risk
To the extent that a Fund invests significantly in the information technology sector, a Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. The information technology sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation. Companies in the technology sector may also be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, corporate capital expenditure and competition for the services of qualified personnel. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, aggressive pricing, changes in demand, and competition to attract and retain the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Cash Management
A Fund may expose its cash to the performance of certain markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives. This approach increases a Fund's performance if the particular market rises in value and reduces a Fund's performance if the particular market declines in value. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and RIM may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.
New Fund Risk
The Funds are new funds which may result in additional risk. There can be no assurance that the Funds will grow to an economically viable size, in which case the Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in the Funds.
A new fund or a fund with fewer assets under management (such as the Funds) may be more significantly affected by purchases and redemptions of its Creation Units than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause the Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities result in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Cyber Security and Other Operational Risks
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Other disruptive events may include, but are not limited to, natural disasters, public health events, labor shortages, supply chain interruptions and overall economic and financial market instability that adversely affect a Fund’s ability to conduct business by, among other things, inhibiting the ability of employees of affiliates of the Funds or third-party service providers from performing their responsibilities. While the Funds seek to minimize such events through controls and oversight, there may still be events or failures that could cause losses to a Fund. In addition, as the use of technology increases, the Funds may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information or operational capacity or suffer data corruption. As a result, the Funds may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches of the Funds’ third-party service providers or issuers in which the Funds invest may also subject the Funds to many of the same risks associated with direct cyber security breaches. The Funds and the Funds’ third-party service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks that are difficult to assess.
The Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security breaches and disruptive events. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, primarily because unknown threats and events may emerge in the future. There is no guarantee that such business continuity plans will be effective in reducing the risks associated with disruptive events or prevent cyber security breaches, especially because the Funds do not directly control the systems or operations of issuers in which a Fund may invest, trading counterparties or third-party service providers. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted by such disruptive events or cyber security incidents.

Shareholder INFORMATION
Distribution of Fund Shares
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), is the exclusive distributor of Creation Units of a Fund. The Distributor or its agent offers Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, ME 04101.
Payments To Broker-Dealers and Other Financial Intermediaries
RIM and/or its affiliates may make payments to broker-dealers, registered investment advisers or other Financial Intermediaries related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, the support or purchase of technology platforms/software and/or reporting systems. RIM and/or its affiliates may also make payments to Financial Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to RIM or its affiliates relating to the sales of Fund Shares. In addition, RIM and/or its affiliates may make payments to Financial Intermediaries that make Fund Shares available to their clients or for otherwise promoting the Funds, including through provision of consultative services to RIM or its affiliates relating to marketing of the Funds and/or sale of Fund Shares and other Russell Investments funds. These may include payments to Financial Intermediaries that agree not to charge their customers any trading commissions when those customers purchase or sell Fund Shares and/or that promote the availability of commission-free ETF trading to their customers. Such payments, which may be significant to the Financial Intermediary, are not made by the Funds. Rather, such payments are made by RIM and/or its affiliates from their own resources, which may come directly or indirectly in part from advisory fees paid by the Funds. Payments of this type are sometimes referred to as marketing support or revenue sharing payments. A Financial Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue sharing payments it is eligible to receive. Therefore, such payments to a Financial Intermediary create conflicts of interest between the Financial Intermediary and its customers and may cause the Financial Intermediary to recommend a Fund over another investment. You should contact your Financial Intermediary for more information regarding any such payments the Financial Intermediary firm may receive from RIM and/or its affiliates.
HOW NET ASSET VALUE IS DETERMINED
Net Asset Value Per Share
Each Fund will normally determine net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on any Business Day (as defined below). If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a Business Day of the Funds  and calculate a Fund’s net asset value as of the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds’ management believes there remains an adequate market to meet purchase and redemption orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation's stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day and each Fund will determine net asset value as of the early close of trading on the NYSE.
A Fund reserves the right to close, and therefore not calculate a Fund’s net asset value for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.
The price of Fund Shares is based on a Fund’s net asset value and is computed by dividing the current value of a Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Investments in other open-end management investment companies registered under the 1940 Act (if any), are valued based upon the net asset value of those open-end management investment companies.  The prospectuses for these companies explain the circumstances under which fair value pricing will be used and the effects of using fair value pricing.  Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded. Shares of the Funds may be purchased and sold by investors in the secondary market at market price, which may vary throughout the trading day and may differ from NAV. See “Buying and Selling Shares” for more information. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com.
Valuation of Portfolio Securities
The Funds value portfolio instruments according to securities valuation procedures, which include market value procedures, fair value procedures, other key valuation procedures and a description of the pricing sources and services used by the Funds. With respect to a Fund's investments that do not have readily available market quotations, the Board has designated RIM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds value each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange-traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker or based on the valuation of the underlying security depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid (a form of fair value pricing).  Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.
If market quotations or pricing service prices are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that RIM believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available.
Because foreign securities can trade on non-Business Days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

BOOK ENTRY
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. The Shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.
BUYING AND SELLING SHARES
Shares of a Fund may be acquired or redeemed directly from a Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with a Fund. Once created, Shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of a Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund Shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s Shares involves certain costs that apply to all securities transactions. When buying or selling Shares of the Fund through a Financial Intermediary, you may incur a brokerage commission or other charges determined by your Financial Intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Shares. The spread varies over time for Shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.
Each Fund’s primary listing exchanges are The Nasdaq Stock Market LLC or NYSE Arca, Inc. and NYSE Texas, Inc. (each, a “Listing Exchange”). Each Listing Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
A “Business Day” with respect to each Fund is each day the NYSE, its Listing Exchange(s) and the Trust are open and includes any day that a Fund is required to be open under Section 22(e) of the 1940 Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when NYSE and/or a Listing Exchange closes earlier than normal, a Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.
The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Funds, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund Shares remains at or close to NAV. Since each Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and a Fund’s Shares may be purchased and sold on its Listing Exchange(s) at prevailing market prices, the risks of frequent trading are limited.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as a Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies may be permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in Shares of a Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Funds only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.
The Funds and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any purchase order in whole or in part.
Creations and Redemptions
Prior to trading in the secondary market, Shares of a Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) enters into an Authorized Participant agreement with the Funds’ Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by State Street, as the Trust’s transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and/or a specified amount of cash in exchange for a specified number of Creation Units.
Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a Fund and a specified amount of cash. Except when aggregated in Creation Units, Shares are not redeemable by a Fund.
 The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the Authorized Participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
The in-kind arrangements are intended to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions and generally will not lead to a tax event for the Fund or its ongoing shareholders.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the

Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.
PORTFOLIO HOLDINGS
A full list of Fund holdings is provided on https://russellinvestments.com on each Business Day prior to the opening of regular trading on the Listing Exchanges.
Additional information about each Fund’s portfolio holdings disclosure policy is available in the Funds' Statement of Additional Information.
DIVIDENDS AND DISTRIBUTIONS
Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.
Income Dividends
The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:
Declared	Payable	Funds
Monthly	Early in the following month (December distribution paid mid-December)	Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF
Annually	Mid-December
Russell Investments U.S. Small Cap
Equity ETF, Russell Investments
International Developed Equity ETF,
Russell Investments Global Equity ETF,
Russell Investments Emerging Markets
Equity ETF, Russell Investments Global
Infrastructure ETF and Russell
Investments Global Real Estate ETF.

An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.
Capital Gains Distributions
The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.
Dividend Reinvestment Service
No dividend reinvestment service is provided by the Funds. Financial Intermediaries may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Funds for reinvestment of their dividend distributions. You should contact your Financial Intermediary to determine the availability and costs of the service and the details of participation therein. Your Financial Intermediary may require you to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized capital gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

additional information about TAXES
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.
Foreign exchange gain or loss arising from a Fund’s foreign-currency-denominated investments may increase or reduce the amount of ordinary income distributions made to investors.
If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, real estate investment trust (“REIT”) distributions and, in some cases, distributions from non-U.S. corporations. There can be no assurance that any portion of the dividends you receive from a Fund will qualify as qualified dividend income. Distributions made by the Russell Investments Core Plus Bond ETF and Russell Investments Multisector Bond ETF are generally not expected to be eligible for the reduced rate of taxation applicable to qualified dividend income.
When you sell Shares, you may have capital gains or losses. Any losses you incur on a sale of Shares that you have held for six months or less will be treated as long-term capital losses to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale of your Shares depends on how long you have held your Shares.
No Fund makes any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, money manager changes, investment strategy changes, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.
Fund distributions and gains from the sale of your Shares will generally be subject to federal and state and local income taxes. Non-U.S. investors may be subject to U.S. withholding and estate taxes. Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund if properly reported by the Fund. The Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.
When a Fund invests in securities of certain foreign issuers, the Fund may have taxes withheld on the income received from these securities. If more than 50% of the total fair market value of a Fund’s assets at the close of its taxable year is made up of foreign securities, the Fund may elect to pass through such taxes to shareholders who may then (subject to limitations) claim a foreign tax credit or deduction.
A Fund’s investments in certain debt instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). A Fund's transactions in foreign currencies, foreign-currency-denominated debt obligations, derivatives, short sales, or similar or related transactions could affect the amount, timing and character of distributions from the Fund, and could increase the amount and accelerate the timing of payment of taxes payable by shareholders.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments.  A Fund may pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
If you are a corporate investor, a portion of the dividends from net investment income paid by the Funds will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. There can be no assurance that any portion of the dividends paid by the Funds will qualify for the corporate dividends-received deduction.  You should consult your tax professional with respect to the applicability of these rules. Distributions made by the Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF are generally not expected to be eligible for the corporate dividends-received deduction.
Creations and Redemptions. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for one year or less.
 The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.
Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds' Statement of Additional Information.
Cost Basis Reporting
Reporting to you and the IRS is required annually on Form 1099-B with respect to not only the gross proceeds of Fund Shares you sell or redeem but also their cost basis. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
You should consult your own tax adviser(s) when selecting your cost basis tracking and relief methodology.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of a Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Shares of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at https://russellinvestments.com.
CONTINUOUS OFFERING INFORMATION
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Funds' transfer agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on a Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund Shares pursuant to this Prospectus.

FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months (or, if a Fund has not been in operation for 60 months, since the beginning of operations for that Fund). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the tables represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual financial statements and other information in Form N-CSR, which is available upon request.
The information in the following table represents the Financial Highlights for all Funds that had Shares outstanding as of September 30, 2026. Financial information for the Russell Investments Multisector Bond ETF will be provided in the first Form N-CSR filed after commencement of operations.
[To Be Updated By Amendment]
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss) (b)(c)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Net Asset Value, End of Period
Russell Investments U.S. Small Cap Equity ETF
September 30, 2026
September 30, 2025 (1)	26.73	.12	3.53	3.65	30.38

Russell Investments International Developed Equity ETF
September 30, 2026
September 30, 2025 (1)	25.34	.20	2.44	2.64	27.98

Russell Investments Global Equity ETF
September 30, 2026
September 30, 2025 (2)	25.37	.12	3.00	3.12	28.49

Russell Investments Emerging Markets Equity ETF
September 30, 2026
September 30, 2025 (2)	24.39	.20	3.88	4.08	28.47

Russell Investments Core Plus Bond ETF
September 30, 2026

Russell Investments Global Infrastructure ETF
September 30, 2026
September 30, 2025 (1)	24.27	.25	1.41	1.66	25.93

Russell Investments Global Real Estate ETF
September 30, 2026
See Notes to Financial Highlights at the end of this section.

% Total Return (a)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross (d)	% Ratio of Expenses to Average Net Assets, Net (c)(d)	% Ratio of Net Investment Income to Average Net Assets (c)(d)	% Portfolio Turnover Rate (a)(e)

13.64	39,914.69		.64	1.10	30

10.44	102,984.59		.49	1.94	28

12.27	230,747.59		.49	1.34	24

16.75	68,334.79		.64	2.17	15

6.87	21,005.59		.59	2.63	24

[Notes to Financial Highlights—September 30, 2026] [To Be Updated by Amendment]
(1)
For the period May 13, 2025 (inception date) to September 30, 2025.
(2)
For the period May 29, 2025 (inception date) to September 30, 2025.
(a)
The total return and portfolio turnover rate for periods less than one year are not annualized.
(b)
Average daily shares outstanding were used for this calculation.
(c)
May reflect amounts waived by RIM.
(d)
Periods less than one year are annualized.
(e)
Portfolio turnover rate excludes securities received or delivered from in-kind creation or redemption units.

MONEY MANAGER INFORMATION
The money managers are not affiliates of the Funds, RIM, RIFUS or the Distributor other than as a result of their management of Fund assets. Each money manager may be engaged in managing institutional investment accounts and/or may serve as manager or adviser to other investment companies unaffiliated with the Trust, other Funds, or to other clients of RIM or its affiliates, including Russell Investments Trust Company, Russell Investment Company and Russell Investment Funds. Investments in the Funds are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in investors’ receipt of redemption or sale proceeds. The money managers do not guarantee the performance of a Fund or any particular rate of return.
The Funds may engage or terminate a money manager at any time, subject to the approval of the Funds’ Board, without a shareholder vote. RIM may change a Fund’s asset allocation at any time. A complete list of current money managers for the Funds can also be found at https://russellinvestments.com.
Russell Investments U.S. Small Cap Equity ETF
Ancora Advisors, LLC, 6060 Parkland Boulevard, Suite 200, Mayfield Heights, OH 44124.
Boston Partners Global Investors, Inc., 1 Beacon Street, 30th Floor, Boston, MA 02108.
Calamos Advisors LLC, 2020 Calamos Court, Naperville, IL 60563-2787.
Copeland Capital Management, LLC, 161 Washington St., Suite 1325, Conshohocken, PA 19428.
DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.
Jacobs Levy Equity Management, Inc., 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932-0650.
Lord, Abbett & Co. LLC, 30 Hudson Street, Jersey City, NJ 07302-4804.
Penn Capital Management Company, LLC, 3025 John F. Kennedy Blvd, Suite 270, Philadelphia, PA 19104.
Ranger Investment Management, L.P., 8115 Preston Road, Suite 590, Dallas, TX 75225.
Russell Investments International Developed Equity ETF
Algert Global LLC, 101 California Street, Suite 3240, San Francisco, California 94111.
Intermede Investment Partners Limited, 6 Warwick Street, London W1B 5LU, United Kingdom and Intermede Global Partners Inc., 650 California Street, Floor 7, San Francisco, CA 94108.
Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022.
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
Russell Investments Global Equity ETF
Algert Global LLC, 101 California Street, Suite 3240, San Francisco, California 94111.
Intermede Investment Partners Limited, 6 Warwick Street, London W1B 5LU, United Kingdom and Intermede Global Partners Inc., 650 California Street, Floor 7, San Francisco, CA 94108.
Sanders Capital, LLC, 777 South Flagler Drive Phillips Point East Tower Suite 1100, West Palm Beach, FL 33401.
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

Russell Investments Emerging Markets Equity ETF
Axiom Investors LLC, 33 Benedict Place, 2nd Floor, Greenwich, CT 06830.
Barrow, Hanley, Mewhinney & Strauss, LLC, JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201.
Numeric Investors LLC, 200 Pier 4 Boulevard, 5th Floor, Boston, MA 02210.
Oaktree Fund Advisors, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.
Pzena Investment Management, LLC, 320 Park Ave., 8th Floor, New York, NY 10022.
Sands Capital Management, LLC, 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209.
Russell Investments Multisector Bond ETF
Marathon Asset Management, L.P., One Bryant Park 38th Floor, New York, NY 10036.
Russell Investments Core Plus Bond ETF
RBC Global Asset Management (U.S.) Inc., 250 Nicollet Mall, Suite 1550, Minneapolis, MN 55401 and RBC Global Asset Management (UK) Limited, 100 Bishopsgate London, EC2N 4AA, United Kingdom.
Schroder Investment Management North America LLC, 7 Bryant Park, 19th Floor, New York, NY 10018.
Russell Investments Global Infrastructure ETF
Cohen & Steers Capital Management, Inc., 1166 Avenue of the Americas, 30th Floor, New York, NY 10036, Cohen & Steers UK Limited, 3 Dering Street, 2nd Floor, London W1s 1AA, United Kingdom and Cohen & Steers Asia Limited, Suites 1201-02 Champion Tower, 3 Garden Road, Central Hong Kong.
First Sentier Investors (Australia) IM Ltd, Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW Australia, 2000.
Russell Investments Global Real Estate ETF
Resolution Capital Limited, Level 31, 20 Bond Street, Sydney, NSW, 2000 and Resolution Capital (US) Limited, 800 Westchester Avenue, Suite 641 North, Rye Brook, NY 10573.
RREEF America L.L.C. 222 S. Riverside Plaza, Chicago, IL 60606, DWS Investments Australia Limited, Deutsche Bank Place, Level 16, Corner of Hunter and Phillip Streets, Sydney, NSW 2000, Australia and DWS Alternatives Global Limited, 45 Cannon Street 1st Floor, London EC4M 5SB, United Kingdom, operating under the brand name DWS.
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

For more information about the Funds, the following documents are available without charge:
ANNUAL/SEMIANNUAL REPORTS: Additional information about each Fund’s investments is or will be available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In each Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, when available, you will find each Fund’s annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.
The annual and semiannual reports for each Fund (when available) and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report (when available), semiannual report (when available), the Funds’ SAI, and other information such as the Funds’ financial statements, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:
Russell Investments
Attn: Transfer Agent Services
401 Union Street
18th Floor
Seattle, WA 98101
Telephone: 1-800-787-7354
The Funds’ SAI, annual and semiannual reports to shareholders (when available) and other information such as the Funds’ financial statements (when available) are available, free of charge, on the Funds’ website at https://connect.rightprospectus.com/russellinvestments?Site=ETF.
Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Funds. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.
Some Financial Intermediaries may offer electronic delivery of the Funds’ Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.
You can review reports and other information about the Funds on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investments group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL” brand.

Russell Investments Exchange Traded Funds’ SEC File No. 811-24027

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS
401 Union Street, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
January 29, 2027
Russell Investments Exchange Traded Funds (“RIETF” or the “Trust”) is a single legal entity organized as a Delaware statutory trust. The Trust operates investment portfolios referred to as “Funds.” The Trust offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds' Prospectus dated January 29, 2027 and any supplements thereto. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
[With the exception of the Russell Investments Multisector Bond ETF, this SAI incorporates by reference the Funds’ Annual Report to Shareholders for the year ended September 30, 2026.] [To Be Updated By Amendment]
A copy of the Funds' Prospectus, any Prospectus Supplements and Annual Report (when available for the Russell Investments Multisector Bond ETF) are available free of charge on the Funds' website at https://russellinvestments.com or by calling Russell Investments at 1-800-787-7354 to request a copy.
As of the date of this SAI, the Trust is comprised of eight Funds.
Fund	Principal U.S. Listing Exchanges	Ticker
Russell Investments U.S. Small Cap Equity ETF[1]	The Nasdaq Stock Market LLC	RUSC
Russell Investments International Developed Equity ETF[2]	The Nasdaq Stock Market LLC	RINT
Russell Investments Global Equity ETF[3]	The Nasdaq Stock Market LLC	RGLO
Russell Investments Emerging Markets Equity ETF[4]	The Nasdaq Stock Market LLC	REMG
Russell Investments Multisector Bond ETF	NYSE Arca, Inc. and NYSE Texas, Inc.	RINK
Russell Investments Core Plus Bond ETF	NYSE Arca, Inc. and NYSE Texas, Inc.	BD
Russell Investments Global Infrastructure ETF[5]	The Nasdaq Stock Market LLC	RIFR
Russell Investments Global Real Estate ETF	NYSE Arca, Inc. and NYSE Texas, Inc.	CRIB
1 Prior to October 1, 2025, the Fund’s name was U.S. Small Cap Equity Active ETF.
2 Prior to October 1, 2025, the Fund’s name was International Developed Equity Active ETF.
3 Prior to October 1, 2025, the Fund’s name was Global Equity Active ETF.
4 Prior to October 1, 2025, the Fund’s name was Emerging Markets Equity Active ETF.
5 Prior to October 1, 2025, the Fund’s name was Global Infrastructure Active ETF.

TABLE OF CONTENTS

Structure And Governance	1
ORGANIZATION AND BUSINESS HISTORY.	1
SHAREHOLDER MEETINGS.	2
CONTROLLING SHAREHOLDERS.	2
TRUSTEES AND OFFICERS.	2
Operation Of The Trust	10
SERVICE PROVIDERS.	10
ADVISER.	10
ADMINISTRATOR.	13
PORTFOLIO MANAGERS.	13
MONEY MANAGERS.	17
CUSTODIAN AND PORTFOLIO ACCOUNTANT.	18
DISTRIBUTOR.	18
TRANSFER AND DIVIDEND DISBURSING AGENT.	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	18
CODES OF ETHICS.	18
FUND EXPENSES.	18
EXCHANGE LISTING AND TRADING	19
CREATIONS AND REDEMPTIONS OF SHARES	19
VALUATION OF FUND SHARES.	23
VALUATION OF PORTFOLIO SECURITIES.	23
PORTFOLIO TURNOVER RATES OF THE FUNDS.	24
DISCLOSURE OF PORTFOLIO HOLDINGS.	24
PROXY VOTING POLICIES AND PROCEDURES.	25
FORUM FOR ADJUDICATION OF DISPUTES.	26
BROKERAGE ALLOCATIONS.	26
BROKERAGE COMMISSIONS.	27
FOREIGN CURRENCY FEES.	30
Investment Restrictions, Policies And CERTAIN INVESTMENTS	31
INVESTMENT RESTRICTIONS.	31
INVESTMENT POLICIES.	32
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.	32
Taxes	74
Money Manager Information	79
credit Rating definitions	81
Financial Statements	86
Appendix A	87
Appendix B	87

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
The Trust commenced business operations as a Delaware statutory trust on August 6, 2024.
The Trust is currently organized and operating under an Amended and Restated Declaration of Trust dated February 24, 2025 (as amended, the “Declaration of Trust”), and the provisions of Delaware law governing the operation of a Delaware statutory trust. The Board of Trustees (“Board” or the “Trustees”) may amend and/or restate the Declaration of Trust from time to time. The Trustees may, without the affirmative vote of a majority of the outstanding voting Shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund at any time by written notice to affected shareholders. The Trust is a registered open-end management investment company. Each of the Funds, except for the Russell Investments Global Real Estate ETF, is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
The Trust is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio — a “Fund.” The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Declaration of Trust provides that shareholders may be required to redeem their Shares at any time (i) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Trust or of any Fund or (ii) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
The Funds are authorized to issue Shares of beneficial interest in one or more classes, though the Funds do not presently do so.
Shares of each Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each Fund represent proportionate interests in the assets of that Fund. Shares of each Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares.
Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
The Funds’ investment adviser is Russell Investment Management, LLC (“RIM” or the “Adviser”). RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds. The Funds, other than the Russell Investments Multisector Bond ETF, divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM. The Russell Investments Multisector Bond ETF divides responsibility for investment advice between RIM and a single money manager unaffiliated with RIM. In the future, the Russell Investments Multisector Bond ETF may be advised by multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach.
Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), RIM is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Funds. In order to maintain the exclusion, RIM on behalf of each Fund must annually affirm to the National Futures Association that RIM and the Fund have met and will continue to meet the conditions necessary to qualify for the exclusion. If a Fund’s transactions require registration as a commodity pool operator and the Fund subsequently operates subject to Commodity Futures Trading Commission (“CFTC”) regulation, it may incur additional expenses.
1

SHAREHOLDER MEETINGS.
The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of the Trust’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each Share of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund, only Shares of that Fund are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of the Trust, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of the Trust Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” the Trust. For a list of shareholders owning 5% or more of any Fund’s Shares or more than 25% of the voting Shares of any Fund, please refer to Appendix A at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management and operations of the business and affairs of the Trust and does not manage operations on a day-to-day basis. The officers of the Trust, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with the Trust’s management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of the Trust’s management, monitoring or evaluating the performance of the Funds’ service providers, including RIM, the Funds’ custodian and the Funds’ transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with the Trust’s independent auditors, Fund counsel and independent counsel to the independent trustees (“Independent Trustees”). The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of, among other things, the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds’ advisory contract with RIM and RIM's sub-advisory contracts with the money managers.
The Trustees and the Trust’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of a Fund and: (i) the Trust; (ii) a Fund; (iii) a service provider to the Trust or a Fund; and/or (iv) the Trustees or officers of the Trust.
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of the Trust’s Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, at least two-thirds of the Trustees have been elected by shareholders.
The Board of Trustees is currently comprised of nine Trustees, one of whom, Vernon Barback, is an Interested Trustee. Mr. Barback serves as Vice Chairman of an affiliate of RIM, the Funds’ adviser, and is thus classified as an Interested Trustee. There are eight Independent Trustees, including Julie Dien Ledoux and Michelle L. Cahoon, who serve as the Chairman and Vice Chairman of the Board, respectively. Ms. Ledoux and Ms. Cahoon have served as Chairman and Vice Chairman of the Board, respectively, since 2026.
The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Regulatory and Investment Compliance Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs.
The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations,
2

investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds' sub-advised structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds' money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including the Funds’ CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds’ senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Regulatory and Investment Compliance Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman and Vice Chairman of the Board and the Chairman and Vice Chairman (as applicable) of each of the Board’s Audit, Regulatory and Investment Compliance and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds it oversees, the Funds’ distribution arrangements and the Funds’ manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) the Trust’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Trust’s independent registered public accounting firm; (2) to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls; and (3) to act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for the Trust. It is management’s responsibility to prepare, or oversee the preparation of, the Funds’ financial statements and to maintain appropriate systems for accounting and internal controls and the auditor’s responsibility to plan and carry out a proper audit and to express an opinion on the Funds’ financial statements. Currently, the Audit Committee members are Messrs. Jeremy May and Jack R. Thompson and Mses. Michelle L. Cahoon and Ellen M. Needham, each of whom is an Independent Trustee. For the fiscal year ended September 30, 2026, the Audit Committee held [ ] meetings.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Regulatory and Investment Compliance Committee, which sets forth the Regulatory and Investment Compliance Committee’s current responsibilities. The Regulatory and Investment Compliance Committee: (1) shall regularly receive, review and consider reports on certain regulatory and investment-related compliance and risk matters regarding the operation of the Funds, separately and as a whole; (2) shall review with RIM and its affiliates the kind, scope, and format of, and the time periods covered by the reports provided to the Committee; (3) may review with RIM and its affiliates such other regulatory and investment-related compliance matters that are related to the operation of the Funds as the Committee may deem to be necessary or appropriate; and (4) may meet with any officer of the Trust, or officer or other representative of RIM, any money manager to a Fund or other service provider to the Trust. Currently, the Regulatory and Investment Compliance Committee members are Messrs. Vernon Barback, Michael Day and Raymond P. Tennison, Jr. and Mses. Julie Dien Ledoux and Jeannie Shanahan. For the fiscal year ended September 30, 2026, the Regulatory and Investment Compliance Committee held [ ] meeting.
3

The Trust’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Trust for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In evaluating all candidates for membership on the Board, the Nominating and Governance Committee considers, among other factors that it may deem relevant: whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee; whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; the contribution which the person may be expected to make to the Board of the Trust, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and the character and integrity of the person. In identifying and evaluating Independent Trustee candidates, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Jeremy May, Raymond P. Tennison, Jr. and Jack R. Thompson and Mses. Michelle L. Cahoon and Julie Dien Ledoux, each of whom is an Independent Trustee. For the fiscal year ended September 30, 2026, the Nominating and Governance Committee held [ ] meetings.
Independent Trustees are paid an annual retainer. Meeting attendance fees are paid for special meetings of the Nominating and Governance Committee and for special Board meetings related to consideration or approval of new investment advisory agreements required as a result of any future change of control of RIM.  Chairperson and vice-chairperson fees are paid at the Board and Committee levels.  In addition, Independent Trustees are reimbursed for any travel and other expenses incurred in attending Board and Committee meetings. The Trust's officers are paid by RIM or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information for each officer and Trustee of the Funds. The Russell Investments Fund Complex consists of the Trust, the Russell Investments Strategic Credit Fund (“RISCF”), a registered closed-end investment company operating as an “interval fund,” the Russell Investments New Economy Infrastructure Fund (“RINEIF”), a registered closed-end investment company operating as an “interval fund,” Russell Investment Company (“RIC” ), a registered investment company which has 30 mutual funds, and Russell Investment Funds (“RIF”), a registered investment company which has nine mutual funds. Each of the Trustees is a trustee of the Trust, RISCF, RINEIF, RIC and RIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the officers.
Each Trustee possesses the following specific attributes: Ms. Cahoon has had experience as the senior financial executive of other investment companies and their investment adviser and distributor, as well as a certified public accountant who previously provided audit services in the financial sector at a multi-national accounting firm; Mr. Day has had experience as an executive-level leader in corporate finance and accounting, as a member of the boards of other companies and non-profit organizations, and as a certified public accountant; Ms. Ledoux has had investment experience as a portfolio manager and has had experience as a member of the board of trustees of other investment companies; Mr. May has had business, financial services, accounting and investment management experience as a senior executive and board member of financial services, investment management and other organizations, as well as experience as a board member of other investment companies and as a certified public accountant; Ms. Needham has had experience in executive management roles with other financial services institutions and has had experience as a member of the board of trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Ms. Shanahan has had financial, risk management, governance and compliance experience in highly regulated industries as a senior executive at large financial institutions, and as a member of the board of a non-profit organization; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had
4

experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Barback has had experience as a senior executive of other financial services companies with responsibility for investment, financial, and operational matters affecting asset managers and related service providers. As a senior officer of an affiliate of RIM, Mr. Barback is in a position to provide the Board with such entity’s perspectives on the management, operations and distribution of the Funds.
Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Vernon Barback# Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	●President and Chief Executive Officer since 2024 ●Trustee since 2024	●Until successor is chosen and qualified by Trustees ●Until successor is duly elected and qualified	●President and CEO, RIC and RIF ●Vice Chairman, Russell Investments ●From 2022 to 2024, Chief Operating Officer, Russell Investments ●From 2021 to 2022, Chief Administrative Officer, Russell Investments	49	None
*
Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.
#
Mr. Barback is Vice Chairman of an affiliate of RIM and is therefore an Interested Trustee.
Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michelle L. Cahoon Born 1966 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024 ●Vice Chairman since 2026	●Until successor is duly elected and qualified ●Approved Annually	●Retired ●Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)	49	●Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)
Michael Day Born 1957 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024	●Until successor is duly elected and qualified	●From 2019 to 2023, President and Chief Executive Officer, Topa Insurance Group (insurance company)	49
●From 2016 to
2023, Director,
Topa Insurance
Group (insurance
company)
●From 2020 to
2022, Director,
Puppet, Inc.
(information
technology
company)
●Director, Somos,
Inc. (information
technology
company)
●Director,
Simulint, Inc.
(information
technology
company)

Julie Dien Ledoux Born 1969 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024 ●Chairman since 2026	●Until successor is duly elected and qualified ●Approved Annually	●Retired	49	None
5

Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Jeremy May Born 1970 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024 ●Chairman of the Nominating and Governance Committee since 2025	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Founder and Chief Executive Officer, Paralel Technologies LLC (information technology company) ●Until 2024, Director, TFIN.AI LLC (financial services company)	49
●Trustee, New Age
Alpha Funds
Trust and New
Age Alpha
Variable Funds
Trust (investment
companies)
●Trustee, Bow
River Capital
Evergreen Fund
(investment
company)
●Until 2024,
Director, TFIN.AI
LLC (financial
services
company)
●Until 2022,
Trustee, New Age
Alpha Trust
(investment
company)

6

Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Ellen M. Needham Born 1967 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024 ●Chairman of the Audit Committee since 2026	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Retired ●Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc., and Director, State Street Global Advisors, Funds Distributors, LLC (financial services companies)	49
●Trustee,
GoldenTree
Opportunistic
Credit Fund
(investment
company)
●Trustee, The
2023 ETF Series
Trust (investment
company)
●Until 2025,
Trustee, The
2023 ETF Series
Trust II
(investment
company)
●Until 2023,
Trustee, State
Street Navigator
Securities
Lending Trust,
State Street
Institutional
Investment Trust,
State Street
Institutional
Funds, State
Street Master
Funds, SSGA
Funds, Elfun
Government
Money Market
Fund, Elfun
Tax-Exempt
Income Fund,
Elfun Income
Fund, Elfun
Diversified Fund,
Elfun
International
Equity Fund and
Elfun Trusts
(investment
companies)
●Until 2023,
Director, State
Street Variable
Insurance Series
Funds, Inc.
(investment
company)

Jeannie Shanahan Born 1964 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024 ●Chairman of the Regulatory and Investment Compliance Committee since 2024	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Retired	49	None
Raymond P. Tennison, Jr. Born 1955 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024	●Until successor is duly elected and qualified	●Retired	49	None
Jack R. Thompson Born 1949 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024	●Until successor is duly elected and qualified	●Retired	49	None
7

*
Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.
Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Vernon Barback Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	●President and Chief Executive Officer since 2024	●Until successor is chosen and qualified by Trustees
●President and CEO, RIC, RIF, RIETF, RISCF and RINEIF
●Vice Chairman, Russell Investments
●From 2022 to 2024, Chief Operating Officer, Russell
Investments
●From 2021 to 2022, Chief Administrative Officer, Russell
Investments

Cheryl Wichers Born 1966 401 Union Street, 18th Floor, Seattle, WA 98101	●Chief Compliance Officer since 2024	●Until removed by Independent Trustees
●Chief Compliance Officer, RIC, RIF, RIETF, RISCF and
RINEIF
●Chief Compliance Officer, Russell Investments Fund
Services, LLC (“RIFUS”) and Russell Investments
Financial Services, LLC (“RIFIS”)
●Chief Compliance Officer, Russell Investments
Implementation Services, LLC
●Until June 2026, Chief Compliance Officer, Venerable
Variable Insurance Trust

Ross Erickson Born 1970 401 Union Street, 18th Floor, Seattle, WA 98101	●Treasurer, Chief Accounting Officer and Chief Financial Officer since 2025	●Until successor is chosen and qualified by Trustees
●Director, Head of North American Fund Operations, Russell
Investments
●Treasurer, Chief Accounting Officer and Chief Financial
Officer, RIC, RIF, RIETF, RISCF and RINEIF
●Principal Executive Officer, Russell Investments Trust
Company
●President, Russell Investments Fund Management, LLC
●Director, RIFIS and RIFUS
●Until June 2026, Treasurer, Venerable Variable Insurance
Trust
●Until June 2025, Assistant Treasurer, RIC, RIF, RIETF,
RISCF and RINEIF
●Until March 2022, Director, Fund Administration

Kate El-Hillow Born 1974 401 Union Street, 18th Floor, Seattle, WA 98101	●Chief Investment Officer since 2024	●Until removed by Trustees	●Chief Investment Officer and President, Russell Investments ●Chief Investment Officer, RIC, RIF, RIETF, RISCF and RINEIF ●President, RIM
Mary Beth Albaneze Born 1969 401 Union Street, 18th Floor, Seattle, WA 98101	●Secretary and Chief Legal Officer since 2024	●Until successor is chosen and qualified by Trustees	●Associate General Counsel, Russell Investments ●Secretary, RIM, RIFUS and RIFIS ●Secretary and Chief Legal Officer, RIC, RIF, RIETF, RISCF and RINEIF ●Secretary, U.S. One, LLC
8

Trustee Compensation Table
For The Fiscal Year Ended September 30, 2026
[To Be Updated By Amendment]
	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF THE TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEE
Vernon Barback	N/A	N/A	N/A	N/A
INDEPENDENT TRUSTEES
Michelle L. Cahoon	$[ ]	$[ ]	$[ ]	$[ ]
Michael Day	$[ ]	$[ ]	$[ ]	$[ ]
Julie Dien Ledoux	$[ ]	$[ ]	$[ ]	$[ ]
Jeremy May	$[ ]	$[ ]	$[ ]	$[ ]
Ellen M. Needham	$[ ]	$[ ]	$[ ]	$[ ]
Jeannie Shanahan	$[ ]	$[ ]	$[ ]	$[ ]
Raymond P. Tennison, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Jack R. Thompson	$[ ]	$[ ]	$[ ]	$[ ]
Equity Securities Beneficially Owned By Trustees
AS OF The Calendar Year Ended December 31, 2026
[To Be Updated By Amendment]
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEE
Vernon Barback	[ ]	[ ]
INDEPENDENT TRUSTEES
Michelle L. Cahoon	[ ]	[ ]
Michael Day	[ ]	[ ]
Julie Dien Ledoux	[ ]	[ ]
Jeremy May	[ ]	[ ]
Ellen M. Needham	[ ]	[ ]
Jeannie Shanahan	[ ]	[ ]
Raymond P. Tennison, Jr.	[ ]	[ ]
Jack R. Thompson	[ ]	[ ]
9

Operation Of The Trust
SERVICE PROVIDERS.
The Trust’s principal service providers are:
Adviser	Russell Investment Management, LLC (“RIM”)
Administrator	Russell Investments Fund Services, LLC (“RIFUS”)
Transfer and Dividend Disbursing Agent	State Street Bank and Trust Company
Money Managers	Multiple professional discretionary and/or non-discretionary investment management organizations
Custodian and Fund Accountant	State Street Bank and Trust Company
Distributor and Principal Underwriter	Foreside Fund Services, LLC
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
The Trustees, on behalf of the Trust, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Funds’ investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, WA 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. RIM provides or oversees the provision of all investment advisory and portfolio management services and makes the day-to-day investment decisions for the Funds. In rendering investment advisory services to certain Funds, RIM may use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of RIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
[RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Certain of Russell Investments’ employees, which may include an officer of the Trust, and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd.
RIM has advised the Funds that, on July 9, 2026, Russell Investments announced that an investor consortium led by B Capital, a global multi-stage investment firm, and including California Public Employees’ Retirement System, has agreed to acquire Russell Investments, including RIM, from TA Associates and Reverence Capital (the “Transaction”). RIM expects the Transaction to close in the first quarter of 2027, subject to the receipt of regulatory approvals and other customary closing conditions. The Transaction is not expected to result in any material change in the day-to-day management of the Funds. As required by the 1940 Act, the consummation of the Transaction would result in the automatic termination of the advisory agreement between RIM and the Trust, on behalf of the Funds. At a meeting held on August 25, 2026, the Funds’ Board unanimously approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and RIM, on behalf of the Funds. For all Funds except the Russell Investments Multisector Bond ETF, the New Advisory Agreement will be submitted to each Fund’s shareholders for their approval. Shareholders of these Funds as of September 1, 2026 will be asked to approve the New Advisory Agreement at a special meeting of shareholders which RIM expects to be held on or about November 24, 2026 (with any postponements or adjournments thereof). For the Russell Investments Multisector Bond ETF, RIM (in its capacity as initial shareholder of the Fund) intends to conditionally approve the New Advisory Agreement,
10

subject to the closing of the Transaction. Accordingly, shareholders of the Russell Investments Multisector Bond ETF will not be asked to approve the New Advisory Agreement as a result of the Transaction. Under the New Advisory Agreement, RIM would provide investment advisory services to each Fund on the same terms as the current agreement (except effective and termination dates) for fees that do not exceed those that are currently in effect with respect to each Fund.] [To Be Updated By Amendment]
Subject to the approval of the Funds’ Board, RIM selects, oversees and evaluates the performance results of the Funds’ money managers and allocates Fund assets among itself and money manager investment strategies. RIM may change a Fund’s asset allocation at any time. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations or (3) both a discretionary and non-discretionary assignment. RIM does not evaluate the investment merits of a money manager's individual security selections or recommendations. Money managers are unaffiliated with RIM. Assets not allocated to discretionary money managers are managed by RIM. RIM may also manage portions of the Fund during transitions between money managers. RIM, as agent for the Trust, pays the money managers' fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses.
The Board has approved a unitary advisory fee structure for the Funds. Under the unitary fee structure, RIM will pay all expenses of the Funds except for payments under a Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which a Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of a Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by a Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
Each Fund pays the following annual advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each Fund:
Fund	Asset Level	Fee
Russell Investments U.S. Small Cap Equity ETF	All assets	0.69%
Russell Investments International Developed Equity ETF	All assets	0.59%
Russell Investments Global Equity ETF	All assets	0.59%
Russell Investments Emerging Markets Equity ETF	All assets	0.79%
Russell Investments Multisector Bond ETF	All Assets	0.49%
Russell Investments Core Plus Bond ETF	All Assets	0.39%
Russell Investments Global Infrastructure ETF	All assets	0.59%
Russell Investments Global Real Estate ETF	All assets	0.49%
Each Fund invests any cash held in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund.
The Funds paid RIM the following advisory fees (gross of waivers) for the fiscal years ended September 30, 2026 and 2025:
[To Be Updated By Amendment]
	$ Amount Paid		Annual rate (as a % of average daily net assets)
Fund	2026	2025	2026	2025
Russell Investments U.S. Small Cap Equity ETF[1]	$[ ]	$67,534	[ ]%	0.26%
Russell Investments International Developed Equity ETF[1]	[ ]	144,975	[ ]%	0.23%
Russell Investments Global Equity ETF[2]	[ ]	325,383	[ ]%	0.20%
Russell Investments Emerging Markets Equity ETF[2]	[ ]	130,876	[ ]%	0.27%
Russell Investments Multisector Bond ETF[3]	N/A	N/A	N/A	N/A
Russell Investments Core Plus Bond ETF[4]	[ ]	N/A	[ ]%	N/A
11

	$ Amount Paid		Annual rate (as a % of average daily net assets)
Fund	2026	2025	2026	2025
Russell Investments Global Infrastructure ETF[1]	[ ]	33,459	[ ]%	0.23%
Russell Investments Global Real Estate ETF[4]	[ ]	N/A	[ ]%	N/A
1 The Russell Investments U.S. Small Cap Equity ETF, Russell Investments International Developed Equity ETF and Russell Investments Global Infrastructure ETF first issued shares on May 13, 2025.
2 The Russell Investments Global Equity ETF and Russell Investments Emerging Markets Equity ETF first issued shares on May 29, 2025.
3 The Russell Investments Multisector Bond ETF had no shares outstanding as of September 30, 2026.
4 The Russell Investments Core Plus Bond ETF and the Russell Investments Global Real Estate ETF first issued shares on June 22, 2026.
RIM has contractually agreed to waive a portion of its advisory fees for certain Funds. These arrangements are not part of the Advisory Agreement with the Trust and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last fiscal year. Each waiver may not be terminated during the relevant period except with Board approval.
Current Waivers:
[To Be Updated By Amendment]
For the Russell Investments U.S. Small Cap Equity ETF, RIM has contractually agreed, until January 28, 2027, to waive 0.05% of its advisory fee.
For the Russell Investments International Developed Equity ETF, RIM has contractually agreed, until January 28, 2027, to waive 0.10% of its advisory fee.
For the Russell Investments Global Equity ETF, RIM has contractually agreed, until January 28, 2027, to waive 0.10% of its advisory fee.
For the Russell Investments Emerging Markets Equity ETF, RIM has contractually agreed, until January 28, 2027, to waive 0.15% of its advisory fee.
Past Waivers:
[To Be Updated By Amendment]
For the Russell Investments U.S. Small Cap Equity ETF, RIM contractually agreed, from April 1, 2025 until January 28, 2027, to waive 0.05% of its advisory fee. The total amount of the waiver for the fiscal years ended September 30, 2025 and 2026 was $4,893 and $[ ], respectively. As a result of the waiver, the Fund paid advisory fees of $62,641 and $[ ] for the fiscal years ended September 30, 2025 and 2026, respectively.
For the Russell Investments International Developed Equity ETF, RIM contractually agreed, from April 1, 2025 until January 28, 2027, to waive 0.10% of its advisory fee. The total amount of the waiver for the fiscal years ended September 30, 2025 and 2026 was $24,572 and $[ ], respectively. As a result of the waiver, the Fund paid advisory fees of $120,403 and $[ ] for the fiscal years ended September 30, 2025 and 2026, respectively.
For the Russell Investments Global Equity ETF, RIM contractually agreed, from May 12, 2025 until January 28, 2027, to waive 0.10% of its advisory fee. The total amount of the waiver for the fiscal years ended September 30, 2025 and 2026 was $55,150 and $[ ], respectively. As a result of the waiver, the Fund paid advisory fees of $270,233 and $[ ] for the fiscal years ended September 30, 2025 and 2026, respectively.
For the Russell Investments Emerging Markets Equity ETF, RIM contractually agreed, from April 1, 2025 until January 28, 2027, to waive 0.15% of its advisory fee. The total amount of the waiver for the fiscal years ended September 30, 2025 and 2026 was $24,850 and $[ ], respectively. As a result of the waiver, the Fund paid advisory fees of $106,026 and $[ ] for the fiscal years ended September 30, 2025 and 2026, respectively.
From its advisory fees, RIM, as agent for the Trust, pays all fees to the money managers of the Funds for their investment advisory services. The table in the section entitled “Money Managers” sets forth the fees paid to money managers of the Funds. The following table sets forth the advisory fees retained by RIM with respect to the Funds, net of fees paid to the money managers of the Funds, for the fiscal years ended September 30, 2025 and 2026, respectively, but does not reflect RIM advisory fee waivers.
12

[To Be Updated By Amendment]
	$ Amount Retained		Annual rate (as a % of average daily net assets)
Fund	2026	2025	2026	2025
Russell Investments U.S. Small Cap Equity ETF[1]	$[ ]	$47,988	[ ]%	0.19%
Russell Investments International Developed Equity ETF[1]	[ ]	121,749	[ ]%	0.19%
Russell Investments Global Equity ETF[2]	[ ]	273,537	[ ]%	0.17%
Russell Investments Emerging Markets Equity ETF[2]	[ ]	104,369	[ ]%	0.21%
Russell Investments Multisector Bond ETF[3]	N/A	N/A	N/A	N/A
Russell Investments Core Plus Bond ETF[4]	[ ]	N/A	[ ]%	N/A
Russell Investments Global Infrastructure ETF[1]	[ ]	23,664	[ ]%	0.16%
Russell Investments Global Real Estate ETF[4]	[ ]	N/A	[ ]%	N/A
1 The Russell Investments U.S. Small Cap Equity ETF, Russell Investments International Developed Equity ETF and Russell Investments Global Infrastructure ETF first issued shares on May 13, 2025.
2 The Russell Investments Global Equity ETF and Russell Investments Emerging Markets Equity ETF first issued shares on May 29, 2025.
3 The Russell Investments Multisector Bond ETF had no shares outstanding as of September 30, 2026.
4 The Russell Investments Core Plus Bond ETF and the Russell Investments Global Real Estate ETF first issued shares on June 22, 2026.
ADMINISTRATOR.
RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RIFUS is a wholly-owned subsidiary of RIM (the Funds’ adviser).
Each Fund invests any cash held in an unregistered cash management fund administered by RIFUS. RIFUS charges a 0.05% administrative fee to the unregistered fund.
PORTFOLIO MANAGERS.
The RIM Managers (RIM’s employees who manage the Funds, oversee the Funds' asset allocations and have primary responsibility for the management of the Funds) are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in Fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.
Annual incentive awards for the RIM Managers of the Funds are assessed by senior management based on the following:
●
Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.
●
Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. Fund performance is measured relative to the Fund's primary or secondary benchmarks and relative to senior management approved peer groups, as indicated below. The score is predominantly based on 1-year and 3-year measurement horizons. A 2-year horizon may be used for a Fund that does not have 3-years of performance history. A 5-year horizon may be used for a Fund with longer absolute return assessment components.
In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the Fund.  The RIM Manager does not choose the peer group. For most Funds, the peer group assigned by senior management matches the assigned Morningstar peer group for the Fund.
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Each Fund (other than those set forth below)	Performance is generally assessed 75% relative to the Fund’s primary or secondary benchmark index and 25% relative to the Fund’s relevant peer group.
Russell Investments Multisector Bond ETF	Performance is generally assessed 50% relative to the Fund’s secondary benchmark index and 50% relative to the Fund’s relevant peer group.
Russell Investments Core Plus Bond ETF	Performance is generally assessed 25% relative to the Fund’s primary or secondary benchmark index and 75% relative to the Fund’s relevant peer group.
Russell Investments Global Infrastructure ETF and Russell Investments Global Real Estate ETF	Performance is generally assessed relative to the Fund’s primary or secondary benchmark index.
RIM Managers may be responsible for one or more funds. In determining annual incentive awards, fund weightings for RIM Managers who are responsible for more than one fund are determined at the beginning of each yearly assessment period and signed off by the Co- Heads of Portfolio Management (“Co-Heads of PM”). These funds and the assessment weighting for each fund are recorded in a central system at the beginning of the assessment period. Each fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each fund is approved by the Co-Heads of PM at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager’s evaluation.
As of January 29, 2027, the market indexes and peer group averages used for the RIM Managers’ quantitative performance assessment for the Funds are as follows:
Russell Investments U.S. Small Cap Equity ETF	Russell 2000® Index
Morningstar Small Blend
Russell Investments International Developed Equity ETF	MSCI World ex USA Index (net of tax on dividends from foreign holdings)
Morningstar Foreign Large Blend
Russell Investments Global Equity ETF	MSCI World Index (net of tax on dividends from foreign holdings)
Morningstar Global Large Stock Blend
Russell Investments Emerging Markets Equity ETF	MSCI Emerging Markets Index (net of tax on dividends from foreign holdings)
Morningstar Diversified Emerging Markets
Russell Investments Multisector Bond ETF	Russell Investments Multisector Bond ETF Composite Index*
Morningstar Multisector Bond
Russell Investments Core Plus Bond ETF	Bloomberg U.S. Aggregate Bond Index
Morningstar Intermediate Core-Plus Bond
Russell Investments Global Infrastructure ETF	FTSE Developed Core Infrastructure 50/50 Index (net of tax on dividends from foreign holdings)
Russell Investments Global Real Estate ETF	FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings)
* The Russell Investments Multisector Bond ETF Composite Index is comprised of 10% Bloomberg Global Aggregate Credit Index Total Return (USD) hedged, 50% ICE BofA Global High Yield Constrained Index Total Return (USD) hedged, 20% J.P. Morgan EMBI Global Diversified Index Total Return (USD), 5% Bloomberg U.S. Treasury Bills: 1 – 3 Months Index Total Return (USD) and 15% Bloomberg U.S. Securitized: MBS, ABS and CMBS Index.
RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Co-Heads of PM. Russell Investments’ compensation committee approves salaries and annual incentive awards after the Co-Heads of PM’s recommendations have been reviewed by the Chief Investment Officer.
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The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments' financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.
RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.
For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit sharing plan up to 5% of eligible base pay.
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Equity Securities Beneficially Owned By Rim Managers In The Funds
They Manage AS OF The Fiscal Year Ended September 30, 2026
[To Be Updated By Amendment]
RIM Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIM Manager
Samantha Cagle	N/A	Russell Investments Multisector Bond ETF*
Adrianna Giesey	[ ]	Russell Investments Global Real Estate ETF
Nick Haupt	[ ]	Russell Investments U.S. Small Cap Equity ETF
Jordan McCall	[ ]	Russell Investments International Developed Equity ETF
	[ ]	Russell Investments Global Equity ETF
Patrick Nikodem	[ ]	Russell Investments Global Infrastructure ETF
Ryan Parker	[ ]	Russell Investments U.S. Small Cap Equity ETF
	[ ]	Russell Investments International Developed Equity ETF
	[ ]	Russell Investments Global Equity ETF
	[ ]	Russell Investments Emerging Markets Equity ETF
	[ ]	Russell Investments Global Infrastructure ETF
	[ ]	Russell Investments Global Real Estate ETF
Brian Pringle	N/A	Russell Investments Multisector Bond ETF*
	[ ]	Russell Investments Core Plus Bond ETF
Megan Roach	[ ]	Russell Investments U.S. Small Cap Equity ETF
Riti Samanta	N/A	Russell Investments Multisector Bond ETF*
	[ ]	Russell Investments Core Plus Bond ETF
Soeren Soerensen	[ ]	Russell Investments Emerging Markets Equity ETF

* The Russell Investments Multisector Bond ETF had no shares outstanding as of September 30, 2026.
RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, exchange-traded funds, interval funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting money managers to fulfill those needs. Specifically, RIM Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIM Managers utilize RIM’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.
 At the core of Russell Investments’ investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers.  This process is overseen by Russell Investments’ Investment Strategy Committee (“ISC”) and the Co-Heads of PM.
Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIM Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIM Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIM Managers must allocate the same manager differently across their funds, both the Co-Heads of PM and the ISC must review and ratify the recommendations.
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Other Accounts Managed By Rim Managers
And Assets Under Management In The Accounts
As Of September 30, 2026
[To Be Updated By Amendment]
RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Samantha Cagle	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Adrianna Giesey	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Nick Haupt	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Jordan McCall	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Patrick Nikodem	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Ryan Parker	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Brian Pringle	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Megan Roach	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Riti Samanta	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Soeren Soerensen	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
* These accounts, which are a subset of the preceding row, are those for which the advisory fee is based on the performance of the account.
MONEY MANAGERS.
The Funds’ money managers are discretionary or non-discretionary managers for a portion of a Fund's portfolio. The money managers are not affiliates of the Trust or RIM. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary and/or non-discretionary managers for RIC, RIF, Russell Investments Trust Company, other investment vehicles sponsored or advised by RIM or its affiliates, consulting clients of RIM, offshore vehicles and/or for accounts which have no business relationship with RIM or its affiliates.
From its advisory fees received from the Funds, RIM, as agent for the Trust, pays all fees to the money managers for their investment advisory services. Money manager fees are determined through arm’s-length negotiations with RIM. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale that may be achieved as a result of cash inflows or market appreciation. RIM periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, which is typically based on the average for the quarter of all the assets with respect to which the money manager provides its services. For the Funds' fiscal years ended September 30, 2026 and 2025, fees paid to the money managers of the Funds were:
[To Be Updated By Amendment]
	$ Amount Paid		Annual rate (as a % of average daily net assets)
Fund	2026	2025	2026	2025
Russell Investments U.S. Small Cap Equity ETF[1]	$[ ]	$19,546	[ ]%	0.08%
Russell Investments International Developed Equity ETF[1]	[ ]	23,226	[ ]%	0.04%
Russell Investments Global Equity ETF[2]	[ ]	51,846	[ ]%	0.03%
Russell Investments Emerging Markets Equity ETF[2]	[ ]	26,507	[ ]%	0.05%
Russell Investments Multisector Bond ETF[3]	N/A	N/A	N/A	N/A
Russell Investments Core Plus Bond ETF[4]	[ ]	N/A	[ ]%	N/A
Russell Investments Global Infrastructure ETF[1]	[ ]	9,795	[ ]%	0.07%
Russell Investments Global Real Estate ETF[4]	[ ]	N/A	[ ]%	N/A
1 The Russell Investments U.S. Small Cap Equity ETF, Russell Investments International Developed Equity ETF and Russell Investments Global Infrastructure ETF first issued shares on May 13, 2025.
2 The Russell Investments Global Equity ETF and Russell Investments Emerging Markets Equity ETF first issued shares on May 29, 2025.
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3 The Russell Investments Multisector Bond ETF had no shares outstanding as of September 30, 2026.
4 The Russell Investments Core Plus Bond ETF and the Russell Investments Global Real Estate ETF first issued shares on June 22, 2026.
Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after the Trust has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund for regulatory and financial reporting purposes. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.
DISTRIBUTOR.
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), is the exclusive distributor of “Creation Units,” which are aggregations of a specified number of Shares of a Fund. The Distributor continually distributes Shares using commercially reasonable efforts and has no obligation to sell any specific quantity of Shares. The Distributor or its agent distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, ME 04101.
TRANSFER AND DIVIDEND DISBURSING AGENT.
State Street serves as the transfer and dividend disbursing agent for the Trust. For this service, State Street is paid a fee for transfer agency and dividend disbursing services provided to the Trust. State Street’s mailing address is 1776 Heritage Drive, North Quincy, MA 02171.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODES OF ETHICS.
The Trust, RIM and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of the Trust, RIM and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
Because each money manager is an entity not affiliated with the Trust or RIM, RIM relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIM with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
FUND EXPENSES.
The Funds pay expenses other than those expressly assumed by RIM under the Funds’ unitary fee structure. The principal expenses of the Funds are the annual advisory fee. The Funds’ other expenses include payments under a Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which a Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of a Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential
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litigation, any and all contingency fees paid to vendors out of amounts received by a Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses. Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Common expenses are allocated among the Funds based primarily upon their relative net assets.
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Buying and Selling Shares section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on The Nasdaq Stock Market LLC or NYSE Arca, Inc. and NYSE Texas, Inc. (each, a “Listing Exchange”)  and in other secondary markets. Shares of each Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. A Listing Exchange  may, but is not required to, remove the Shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 record and/or beneficial owners of Shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of a Listing Exchange, makes further dealings on the Listing Exchange  inadvisable. A Listing Exchange will also remove Shares of the Fund from listing and trading upon termination of the Fund. As in the case of other publicly-traded securities, when you buy or sell Shares of the Funds through a broker, you may incur a brokerage commission determined by that broker, as well as other charges. The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.
CREATIONS AND REDEMPTIONS OF SHARES
The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). Shares are either issued in exchange for a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”), or in exchange for cash (the “Cash Deposit”).
A transaction fee is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Funds may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of a Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from a Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. To the extent a Fund does not recoup the amount of transaction costs incurred in connection with a purchase or redemption (because of the 2% cap or otherwise), those transaction costs will be borne by a Fund and may negatively affect the Fund’s performance.
In its discretion, RIM reserves the right to increase or decrease the number of a Fund’s Shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of a Fund, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is each day the New York Stock Exchange (“NYSE”), its Listing Exchange(s) and the Trust are open, including any day that a Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants who have entered into agreements with the Funds’ Distributor to create or redeem Creation Units will only be accepted on a Business Day.
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The time at which transactions and Shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE and/or a Listing Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a Fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same Business Day credit as otherwise permitted by the SEC.
Fund Deposit
The consideration for purchase of Creation Units may consist of Deposit Securities together with the Cash Component or a Cash Deposit. Deposit Securities together with the Cash Component or the Cash Deposit constitute a “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The portfolio of securities required may be different than the portfolio of securities such Fund will deliver upon redemption of Fund Shares.
The function of the Cash Component, where applicable, is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.
The Custodian, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on each Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit is applicable, subject to any adjustments, as described below, in order to effect purchases of Creation Units of that Fund until such time as the next-announced composition of the Fund Deposit is made available.
Procedures of Creating Creation Units
To be eligible to place orders with the Transfer Agent and to create a Creation Unit of a Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement”). All Shares of the Funds, however created, will be entered on the records of the Depository Trust Company (“DTC”) in the name of its nominee for the account of a participant of DTC (“DTC Participant”).
Except as described below, and in all cases subject to the terms of the applicable Participant Agreement and any instructions in the Transfer Agent’s electronic order system, all orders to create Creation Units of a Fund must be received by the Transfer Agent no later than the closing time of the regular trading session of the Fund’s Listing Exchange(s) (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of Shares of such Fund as next determined after receipt of an order in proper form. Earlier Order Cutoff Times may apply to particular Funds, as instructed in the Transfer Agent's electronic order system. A “Custom Order” may be placed by an Authorized Participant in the event that a  Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Transfer Agent’s electronic order system. On days when a Listing Exchange closes earlier than normal (such as the day before a holiday), the Funds, other than the Russell Investments Multisector ETF and Russell Investments Core Plus Bond ETF, require standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units to be placed no later than one hour prior to the earlier closing time and the Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF require all orders to create Creation Units to be placed no later than two hours prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event a Listing Exchange closes early). The date on which an order
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to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.
All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a  Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.
Creation Units may be created in advance of the receipt by a Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with a Fund consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. A Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. A Fund will have no liability for any such shortfall. A Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Fund.
Orders for Creation Units that are effected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Acceptance of Creation Orders
The Trust reserves the right to reject a creation order transmitted to it by the Distributor, for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, a Fund may reject or revoke acceptance of a creation order when: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Transfer Agent, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and RIM make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, RIM, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through an Authorized Participant or DTC Participant who has executed a Participant Agreement. The Funds will not redeem Shares in amounts less than Creation Units (except each Fund may redeem Shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can
21

be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.
With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on each Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of each Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash-only redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described above. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Deposit Security. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of Shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) to a redeeming beneficial owner of Shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.
If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.
Regular Foreign Holidays. A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than the normal settlement periods in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within the normal settlement periods is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for a Fund, in certain circumstances.
22

In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of a Fund may trade on days that its Listing Exchange(s) is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their Shares of the Fund, or to purchase and sell Shares of the Fund on the Listing Exchange(s), on days when the NAV of a Fund could be significantly affected by events in the relevant non-U.S. markets.
VALUATION OF FUND SHARES.
The net asset value per Share is calculated separately for each Fund on each Business Day. Net asset value per share is computed by dividing the current value of the Fund’s assets, less liabilities, by the number of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “Net Asset Value Per Share” in the Prospectus.
The portfolio securities of all Funds except the Russell Investments U.S. Small Cap Equity ETF actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RIM (with the assistance of RIFUS) determines that a particular event would materially affect the net asset value.
VALUATION OF PORTFOLIO SECURITIES.
The Funds value their portfolio instruments according to securities valuation procedures, which include market value procedures, fair value procedures and a description of the pricing sources and services used by the Funds. With respect to a Fund's investments that do not have readily available market quotations, the Trustees have designated RIM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds value each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the Listing Exchange's or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker or based on the valuation of the underlying security depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the Listing Exchange's or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid (a form of fair value pricing). Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.
If market quotations or pricing service prices are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are
23

traded, but rather may be priced by another method that RIM believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each  applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available.
Because foreign securities can trade on non-Business Days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders are not able to purchase or redeem Fund Shares.
PORTFOLIO TURNOVER RATES OF THE FUNDS.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. The portfolio turnover rates for multi-manager Funds are a function of the portfolio turnover rate of each of the Fund’s money managers and any changes to a Fund’s money managers during a fiscal year (for example, replacing a money manager, hiring a new money manager or changing the allocations among money managers). It is possible that over certain time periods, a multi-manager Fund may have a higher portfolio turnover rate than a mutual fund with a single money manager.
The portfolio turnover rates for the fiscal years ended September 30, 2026 and 2025 for each Fund were:
[To Be Updated By Amendment]
	2026	2025
Russell Investments U.S. Small Cap Equity ETF[1]	[ ]%	30%
Russell Investments International Developed Equity ETF[1]	[ ]%	28%
Russell Investments Global Equity ETF[2]	[ ]%	24%
Russell Investments Emerging Markets Equity ETF[2]	[ ]%	15%
Russell Investments Multisector Bond ETF[3]	N/A	N/A
Russell Investments Core Plus Bond ETF[4]	[ ]%	N/A
Russell Investments Global Infrastructure ETF[1]	[ ]%	24%
Russell Investments Global Real Estate ETF [4]	[ ]%	N/A
1 The Russell Investments U.S. Small Cap Equity ETF, Russell Investments International Developed Equity ETF and Russell Investments Global Infrastructure ETF first issued shares on May 13, 2025.
2 The Russell Investments Global Equity ETF and Russell Investments Emerging Markets Equity ETF first issued shares on May 29, 2025.
3 The Russell Investments Multisector Bond ETF had no shares outstanding as of September 30, 2026.
4 The Russell Investments Core Plus Bond ETF and the Russell Investments Global Real Estate ETF first issued shares on June 22, 2026.
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information are made pursuant to these Board-approved policies and procedures.
Public Disclosures of Portfolio Holdings Information
Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through the Fund’s website at https://russellinvestments.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Listing Exchange via the NSCC. The basket represents one Creation Unit of the Fund.
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Each Fund discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter in Form N-PORT within 60 days of the end of the fiscal quarter and in its annual and semiannual financial statements in Form N-CSR within 60 days after the second and fourth quarter ends of the Fund’s fiscal year. The portfolio holdings information in Form N-PORT and Form N-CSR is not required to be delivered to shareholders but is made public through the SEC electronic filings at www.sec.gov. The Funds also make their annual and semiannual financial statements in Form N-CSR and portfolio holdings information as of the end of the first and third quarters of each fiscal year available on their website at https://russellinvestments.com.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIM may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
Administration of the Portfolio Holdings Disclosure Policies
The Funds’ CCO is responsible for ensuring that RIM has adopted and implemented policies and procedures reasonably designed to ensure compliance with the portfolio holdings disclosure policies, and, to the extent the CCO considers necessary, the CCO shall monitor RIM’s compliance with its policies and procedures. If the CCO determines that RIM’s policies and procedures do not meet the above standard, the CCO shall notify RIM of the deficiency and request that RIM indicate how it intends to address the deficiency. If the deficiency is not addressed to the CCO’s satisfaction within a reasonable time after such notification (as determined by the CCO), then the CCO shall promptly notify the Fund’s Board of Trustees of the deficiency and shall discuss with the Board possible responses.
PROXY VOTING POLICIES AND PROCEDURES.
RIM, as the Trust’s investment adviser, is primarily responsible for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIM has established an Active Ownership Committee (“Committee”) and has adopted written Proxy Voting Policies and Procedures and an Engagement Policy (together, the “P&P”) and written proxy voting guidelines (“Guidelines”). RIM has also hired a third-party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. The Proxy Administrator utilizes an automated platform that collects and documents RIM’s voting decisions and interfaces directly with the tabulator of each proxy vote to help ensure timely and accurate votes on the matters being voted. The automated platform is not a substitute for RIM’s judgment or discretion; RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting and maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Funds) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Funds on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making proxy voting recommendations to RIM. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. RIM, through the Committee, constructs the Guidelines based on its assessment of each matter covered by the Guidelines. This assessment may take into account or adopt pertinent third-party research, including research provided by the Proxy Administrator. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
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Matters that are not covered in the Guidelines or that the Committee determines to be more appropriately examined on a case-by-case basis are voted by the Committee. Regardless of whether a matter is voted pursuant to the Guidelines or by the Committee, RIM, through the Committee, exercises its proxy voting authority in the best interests of the Funds based on its analysis of relevant facts and circumstances; pertinent internal and third party research; reasonably available subsequent information; applicable law and regulation; as well as certain best practices.
Information on how the Funds (other than the Russell Investments Multisector Bond ETF) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (and for the Russell Investments Multisector Bond ETF, once available, can be obtained), without charge, upon request by contacting the Funds at 1-800-787-7354, at https://connect.rightprospectus.com/russellinvestments?Site=ETF and on the SEC’s website at http://www.sec.gov. Please refer to Appendix B at the end of this SAI for the Guidelines effective January 29, 2027. Current Guidelines are available, without charge, at https://russellinvestments.com.
FORUM FOR ADJUDICATION OF DISPUTES.
The Trust’s Bylaws provide that, unless the Trust consents to the selection of an alternative forum, the sole and exclusive forum for any claims, suits, actions or proceedings (except for any claims, suits, actions or proceedings arising under the Securities Act) relating to: (i) any action to assert a claim arising pursuant to the Trust’s Declaration of Trust or the Bylaws, (ii) any action regarding the duties (including fiduciary duties), obligations or liabilities of the Trustees, officers, or other employees of the Trust to the Trust or the Trust’s shareholders or each other, (iii) any action regarding the rights or powers of, or restrictions on, the Trustees, the officers, the Trustees or the shareholders, (iv) any action pertaining to the laws of the State of Delaware pertaining to the Trust, or (v) any action relating to any other instrument, document, agreement or certificate contemplated by the Declaration of Trust or the Bylaws relating in any way to the Trust, shall be the Delaware Court of Chancery or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction (each, a “Covered Action”). The Bylaws further provide that if any Covered Action is filed in a court other than the relevant court of the State of Delaware in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the relevant court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by mailing, certified mail, return receipt requested, a copy thereof to such shareholder at the address in effect for notices under the Bylaws.
BROKERAGE ALLOCATIONS.
The selection of a broker or dealer to execute portfolio transactions for a Fund is made by either RIM or the money manager. The Trust's arrangements with RIM and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the depth of market in a security or breadth of market access, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Trust's Board-approved policies and procedures.
Substantially all of the equity transactions that RIM effects for the Funds are executed through Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and an affiliate of RIM. This presents a conflict of interest because RIIS generates revenue from executing equity transactions for the Funds, which is a financial incentive for RIM to favor the ongoing selection of RIIS for execution of the Funds’ equity transactions. To oversee its use of RIIS to execute equity transactions for the Funds, RIM reviews third-party reports regarding RIIS’ trade execution quality and commission rates relative to commission rates for comparable services. RIIS uses a multi-venue trade approach whereby RIIS trades through its network of independent venues, including third-party brokers for clearing and settlement services, to which RIIS pays a portion of its commission.
Fixed income portfolio transactions that RIM effects for the Fund are primarily executed directly in the over-the-counter markets. In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
A money manager may effect portfolio transactions for the segment of the Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with the Fund, the money manager or RIM, including RIIS, as well as with brokers affiliated with other money managers.
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A discretionary money manager may effect transactions for the segment of the Fund’s portfolio assigned to the money manager with a broker-dealer for the purposes of generating research services for the money manager’s use. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to the money manager may benefit the particular Fund generating the trading activity and may also benefit other accounts managed by the money manager or its affiliates. A money manager using Fund trading to obtain research services for their use, may only do so if, including the value of the research services, the Fund will receive best execution. RIM does not effect trades to obtain research services.
To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions. Such orders may be placed with RIIS, an Authorized Participant in its capacity as broker-dealer, a broker-dealer that is affiliated with the Authorized Participant, or a third-party broker-dealer. Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with RIIS, the Authorized Participant, its affiliated broker-dealer or a third-party broker-dealer to purchase or sell the portfolio securities, as applicable.
BROKERAGE COMMISSIONS.
During the Funds’ fiscal years ended September 30, 2026 and 2025, the total brokerage commissions paid by the Funds were:
[To Be Updated By Amendment]
	2026	2025
Russell Investments U.S. Small Cap Equity ETF[1]	$[ ]	$16,952
Russell Investments International Developed Equity ETF[1]	[ ]	26,268
Russell Investments Global Equity ETF[2]	[ ]	33,107
Russell Investments Emerging Markets Equity ETF[2]	[ ]	26,496
Russell Investments Multisector Bond ETF[3]	N/A	N/A
Russell Investments Core Plus Bond ETF[4]	[ ]	N/A
Russell Investments Global Infrastructure ETF[1]	[ ]	2,609
Russell Investments Global Real Estate ETF[4]	[ ]	N/A
1 The Russell Investments U.S. Small Cap Equity ETF, Russell Investments International Developed Equity ETF and Russell Investments Global Infrastructure ETF first issued shares on May 13, 2025.
2 The Russell Investments Global Equity ETF and Russell Investments Emerging Markets Equity ETF first issued shares on May 29, 2025.
3 The Russell Investments Multisector Bond ETF had no shares outstanding as of September 30, 2026.
4 The Russell Investments Core Plus Bond ETF and the Russell Investments Global Real Estate ETF first issued shares on June 22, 2026.
The table below sets forth: (1) the aggregate dollar amount of brokerage commissions paid by the Funds during the fiscal years ended September 30, 2025 and 2026, respectively, to any broker that is an affiliated person of a Fund, RIM or the relevant money manager, including the percentage of the Fund’s aggregate brokerage commissions paid to the broker and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the fiscal year ended September 30, 2026; and (2) for RIIS, an affiliated person of RIM, the net amount of the RIIS commission after payment by RIIS of any commissions or fees to third party brokers, generally for clearing and settlement services for the fiscal year ended September 30, 2026 and 2025, respectively.
[To Be Updated By Amendment]
Fund Name	RIM/Money Manager	Affiliated Broker	2026 Total (USD)	Percent of Fund's Commissions	Percent of Fund's Principal	2026 RIIS Net (USD)
Russell Investments U.S. Small Cap Equity ETF[1]
RIM
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Fund Name	RIM/Money Manager	Affiliated Broker	2026 Total (USD)	Percent of Fund's Commissions	Percent of Fund's Principal	2026 RIIS Net (USD)
Russell Investments Implementation Services, LLC	[ ]	[ ]%	[ ]%	[ ]
Total:	[ ]	[ ]%	[ ]%	[ ]
Russell Investments International Developed Equity ETF[1]
RIM
Russell Investments Implementation Services, LLC	[ ]	[ ]%	[ ]%	[ ]
Total:	[ ]	[ ]%	[ ]%	[ ]
Russell Investments Global Equity ETF[2]
RIM
Russell Investments Implementation Services, LLC	[ ]	[ ]%	[ ]%	[ ]
Total:	[ ]	[ ]%	[ ]%	[ ]
Russell Investments Emerging Markets Equity ETF[2]
RIM
Russell Investments Implementation Services, LLC	[ ]	[ ]%	[ ]%	[ ]
Total:	[ ]	[ ]%	[ ]%	[ ]
Russell Investments Multisector Bond ETF[3]
RIM
Russell Investments Implementation Services, LLC	N/A	N/A	N/A	N/A
Total:	N/A	N/A	N/A	N/A
Russell Investments Core Plus Bond ETF[4] ETF[1]
RIM
Russell Investments Implementation Services, LLC	[ ]	[ ]%	[ ]%	[ ]
Total:	[ ]	[ ]%	[ ]%	[ ]
Russell Investments Global Infrastructure ETF[1]
RIM
Russell Investments Implementation Services, LLC	[ ]	[ ]%	[ ]%	[ ]
Total:	[ ]	[ ]%	[ ]%	[ ]
Russell Investments Global Real Estate ETF[4]
RIM
Russell Investments Implementation Services, LLC	[ ]	[ ]%	[ ]%	[ ]
Total:	[ ]	[ ]%	[ ]%	[ ]
1 The Russell Investments U.S. Small Cap Equity ETF, Russell Investments International Developed Equity ETF and Russell Investments Global Infrastructure ETF first issued shares on May 13, 2025.
2 The Russell Investments Global Equity ETF and Russell Investments Emerging Markets Equity ETF first issued shares on May 29, 2025.
3 The Russell Investments Multisector Bond ETF had no shares outstanding as of September 30, 2026.
4 The Russell Investments Core Plus Bond ETF and the Russell Investments Global Real Estate ETF first issued shares on June 22, 2026.
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Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	2025 RIIS Net (USD)
Russell Investments U.S. Small Cap Equity ETF[1]
RIM
Russell Investments Implementation Services, LLC	16,952	12,865
Total:	16,952	12,865
Russell Investments International Developed Equity ETF[1]
RIM
Russell Investments Implementation Services, LLC	25,922	20,981
Total:	25,922	20,981
Russell Investments Global Equity ETF[2]
RIM
Russell Investments Implementation Services, LLC	29,132	23,822
Total:	29,132	23,822
Russell Investments Emerging Markets Equity ETF[2]
RIM
Russell Investments Implementation Services, LLC	16,995	9,848
Total:	16,995	9,848
Russell Investments Global Infrastructure ETF[1]
RIM
Russell Investments Implementation Services, LLC	2,603	2,153
Total:	2,603	2,153
1 The Russell Investments U.S. Small Cap Equity ETF, Russell Investments International Developed Equity ETF and Russell Investments Global Infrastructure ETF first issued shares on May 13, 2025.
2 The Russell Investments Global Equity ETF and Russell Investments Emerging Markets Equity ETF first issued shares on May 29, 2025.
During the Funds’ fiscal year ended September 30, 2026, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act. The values of broker–dealer securities held as of September 30, 2026 (USD) were as follows:
[To Be Updated By Amendment]

Broker	Russell Investments International Developed Equity ETF	Russell Investments Global Equity ETF
Barclays Capital, Inc	[ ]	[ ]
Citigroup Global Markets Inc.	[ ]	[ ]
Goldman, Sachs & Co.	[ ]	[ ]
J.P. Morgan Securities LLC	[ ]	[ ]
Merrill Lynch, Pierce, Fenner & Smith, Inc	[ ]	[ ]
Nomura Securities International, Inc.	[ ]	[ ]
RBC Capital Markets, LLC	[ ]	[ ]
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Broker	Russell Investments International Developed Equity ETF	Russell Investments Global Equity ETF
UBS Securities LLC	[ ]	[ ]

FOREIGN CURRENCY FEES.
RIIS may execute foreign currency transactions (“FX Transactions”) on an agency basis on behalf of the Funds.  RIIS may charge the Funds an agency fee for effecting FX Transactions (“FX Fee”).  During the Funds' fiscal years ended September 30, 2026 and 2025, respectively, the total FX Fees paid by the Funds to RIIS were:
[To Be Updated By Amendment]
	2026	2025
Russell Investments U.S. Small Cap Equity ETF[1]	$[ ]	$0
Russell Investments International Developed Equity ETF[1]	[ ]	2,026
Russell Investments Global Equity ETF[2]	[ ]	2,912
Russell Investments Emerging Markets Equity ETF[2]	[ ]	375
Russell Investments Multisector Bond ETF[3]	N/A	N/A
Russell Investments Core Plus Bond ETF[4]	[ ]	N/A
Russell Investments Global Infrastructure ETF[1]	[ ]	278
Russell Investments Global Real Estate ETF[4]	[ ]	N/A
1 The Russell Investments U.S. Small Cap Equity ETF, Russell Investments International Developed Equity ETF and Russell Investments Global Infrastructure ETF first issued shares on May 13, 2025.
2 The Russell Investments Global Equity ETF and Russell Investments Emerging Markets Equity ETF first issued shares on May 29, 2025.
3 The Russell Investments Multisector Bond ETF had no shares outstanding as of September 30, 2026. 4 The Russell Investments Core Plus Bond ETF and the Russell Investments Global Real Estate ETF first issued shares on June 22, 2026.
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Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in their Prospectus.
INVESTMENT RESTRICTIONS.
Each Fund is subject to the following fundamental investment restrictions.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.
Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
This investment restriction shall not apply to the Russell Investments Global Real Estate ETF.
The Russell Investments Global Real Estate ETF will invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
Each Fund may:
2.
Purchase or sell real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
3.
Purchase or sell commodities or commodity contracts, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
4.
Borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
5.
Underwrite securities of other issuers, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
6.
Make loans to other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
7.
Issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. For purposes of this investment restriction, the Russell Investment Global Infrastructure ETF defines an “industry” to be those industries defined by reference to the industry and sub-industry
31

classifications of the Global Industry Classification Standard (“GICs”) methodology. The Russell Investments Global Real Estate ETF concentrates its investments in the real estate industry.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, the Funds may borrow for temporary or emergency purposes. Each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1∕3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1∕3%) of its assets.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
INVESTMENT POLICIES.
The investment objective and principal investment strategies for each Fund are provided in their Prospectus. The following discussion describes certain investment strategies that the Funds may pursue and certain types of instruments in which the Funds may invest. The Funds may not invest in all of the instruments listed below. The Funds use investment techniques commonly used by other funds. The instruments and investment strategies listed below are discretionary, which means that RIM or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.
Each Fund’s principal investment strategies and the related risks are described in the Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the Fund's Prospectus, is a non-principal strategy and risk of the Fund.
Cash and Being Fully Invested. The Funds usually, but not always, pursue a strategy of being fully invested by exposing all or a portion of any cash held to the performance of certain markets by purchasing equity securities, fixed income securities and/or derivatives (also known as “equitization”), which typically include futures contracts, foreign currency contracts, swaps and to be announced securities. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. Given the nature of the markets in which the Russell Investments Emerging Markets Equity ETF invests, the Fund may hold larger amounts of cash than other funds, which may prevent it from being fully invested at all times.
RIM generally invests any remaining cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM and administered by RIFUS, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). In addition, for the Russell Investments Multisector
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Bond ETF and Russell Investments Core Plus Bond ETF, any remaining cash may also at times be invested in fixed income securities with a typical average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the Cash Management Fund. RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RIFUS charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as interest rate changes for the Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF or declining equity prices for the other Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in a Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.
The Funds, other than the Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF, may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash held until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy. Position limits may constrain a Fund from being able to enter into hedging transactions.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Illiquid and Restricted Securities. No more than 15% of a Fund's net assets will be invested in certain investments, including repurchase agreements of more than seven days' duration, that are deemed to be “illiquid” as defined in Rule 22e-4 under the 1940 Act. This limitation is applied at the time of purchase. An investment is generally deemed to be illiquid if it is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. A Fund may not be able to sell an illiquid or less liquid investment quickly and at a fair price, which could cause the Fund to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. An illiquid investment may also have large price volatility.
33

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
When-Issued Securities and Delayed-Delivery Transactions. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. In addition, certain rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) include mandatory margin requirements that require the Funds to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, certain Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the  Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.
There can be no assurance that a when-issued security will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the when-issued security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period. If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. Regulations of prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. These regulations and any potential future regulation by prudential regulators could adversely affect a Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.
Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Fund to RIM), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
34

Exchange Traded Funds or “ETFs.” The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. An “index-based ETF” seeks to track the performance of an index, such as the S&P 500®, the Nasdaq 100, the ICE BofA 1-3 Year U.S. Treasury Index or the Bloomberg Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an index-based ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index. An “actively-managed ETF” invests in securities based on an adviser’s investment strategy. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if a Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Foreign Securities.
Investment in Foreign Securities. The Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting, financial reporting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Fund may tend to have a greater exposure to liquidity risk.
Investment in foreign countries may also be affected by a country’s political climate which could result in regulatory restrictions, including restrictions on transacting in certain foreign securities (“restricted securities”), being contemplated or imposed in the U.S. or in the foreign country that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Geopolitical developments, including regional and global conflict, in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom’s exit from the European Union, or Brexit, resulted in market volatility and caused additional market disruption on a global basis. To the extent that a Fund is unable to transact in a restricted security on a U.S. exchange, the Fund will have to seek other markets in which to transact in such securities which could increase the Fund’s costs. Certain restricted securities may have less liquidity as a result of such designation and the market price of such security may decline and a Fund may incur a loss as a result.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities (in the sanctioned country and other markets), and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Sanctions may include, among other things, prohibitions on transacting with specific countries, entities or individuals; exclusion from international payment and settlement systems; asset freezes or blocking of property; restrictions on currency convertibility or capital movement; and the imposition of tariffs, export controls or other trade restrictions. The scope of sanctions and the countries, entities, sectors or individuals subject to sanctions changes frequently, and it may not be possible to anticipate the effect of sanctions on a Fund's
35

investments or to divest holdings before sanctions take effect. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of a Fund. Securities held by a Fund which are denominated in U.S. dollars are still subject to currency risk.
Investment in Emerging Markets. The Funds, other than the Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF, may invest in emerging markets stocks. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may also invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which are believed to be suitable investments for the Funds. Based on index provider classifications, the Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In general, this can be expected to result in less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. In addition, there is the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by audit firms in emerging market countries – such as the People’s Republic of China – and, therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Furthermore, U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally
36

traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in frontier markets are generally subject to all of the risks of investments in non-U.S. and emerging markets securities, but to a heightened degree. Because frontier markets are among the smallest, least developed, least liquid, and most volatile of the emerging markets, investments in frontier markets are generally subject to a greater risk of loss than investments in developed or traditional emerging markets. Many frontier market countries operate with relatively new and unsettled securities laws and are heavily dependent on commodities, foreign trade and/or foreign aid. Compared to developed and traditional emerging market countries, frontier market countries typically have less political and economic stability, face greater risk of a market shutdown, and impose greater governmental restrictions on foreign investments.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.
Investments in the People’s Republic of China. The Funds may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIM uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Prospectus. Investing in securities and instruments economically tied to the PRC subjects a Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investments in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIM may provide for capital gains taxes on a Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIM’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Funds. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. In November 2020, the President of the United States issued an executive order (“CCMC Order”) prohibiting US persons, including the Funds, from transacting in securities of any Chinese company identified by the Secretary of Defense as a “Communist Chinese military company” (“CCMC”) or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited CCMC securities. The CCMC order was amended in June 2021 when the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the Funds, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition expands on the CCMC
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order. To the extent that a Fund holds securities of a Chinese issuer and the issuer of a Fund portfolio holding is deemed to be a CMIC, it may have a material adverse effect on the Fund’s ability to pursue its investment objective and/or strategy. To the extent that a Fund currently transacts in securities of a foreign company on a U.S. exchange but is unable to do so in the future, the Fund will have to seek other markets in which to transact in such securities which could increase the Fund’s costs. In addition, to the extent that a Fund holds a security of a CMIC, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Trust and/or RIM or the CMIC holding(s) are divested. Certain CMIC securities may have less liquidity as a result of such designation and the market price of such CMIC may decline and a Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines.
Investing through Stock Connect. Certain Funds may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong – Shenzhen Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.
However, a number of restrictions apply to Stock Connect trading that could affect a Fund's investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude a Fund's ability to invest in Stock Connect Securities.
Investing through Bond Connect. Certain Funds may invest in certain eligible securities (“Bond Connect Securities”) that are listed and traded through China’s Bond Connect Program (“Bond Connect”) which allows non-Chinese investors (such as the Funds) to purchase certain fixed-income investments available from China’s interbank bond market. Bond Connect uses the trading infrastructure of both Hong Kong and China and is therefore not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect Securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect Securities on behalf of ultimate investors (such as the Funds) via accounts maintained with China’s two fixed-income securities clearinghouses. While the ultimate investor may hold beneficial interest in Bond Connect Securities, courts in China have limited experience in applying the concept of beneficial ownership. Additionally, a Fund may not be able to participate in corporate actions affecting Bond Connect Securities due to time constraints or for other operational reasons. As a result, payments of distributions could be delayed. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.
Investing through Variable Interest Entities. Certain Funds may obtain exposure to companies based or operated in the PRC by investing through legal structures known as variable interest entities (“VIEs”). Due to PRC governmental restrictions on non-PRC ownership of companies in certain industries in the PRC, certain PRC companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the PRC operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-PRC investors such as a Fund. This arrangement allows non-PRC investors in the offshore company to obtain economic exposure without direct equity ownership in the PRC company.
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Although VIEs are a longstanding industry practice and well known to officials and regulators in the PRC, VIEs are not formally recognized under PRC law. On February 17, 2023, the China Securities Regulatory Commission (“CRSC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CRSC. While the Trial Measures do not prohibit the use of VIE structures, the Trial Measures are not an endorsement of VIE structures by the PRC. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact a Fund’s performance. There is also uncertainty related to the PRC’s taxation of VIEs and the PRC tax authorities may take positions which may result in increased tax liabilities for VIEs.
Investments in Saudi Arabia. Certain Funds may invest in securities and instruments of Saudi Arabian issuers. These issuers may be impacted by the significant ties in the Saudi Arabian economy to petroleum exports. As a result, changes within the petroleum industry could have a significant impact on the overall health of the Saudi Arabian economy. Additionally, the Saudi Arabian economy relies heavily on foreign labor and changes in the availability of this labor supply could have an adverse effect on the economy.
The Saudi Arabian government exerts substantial influence over many aspects of the private sector. While the political situation in Saudi Arabia is generally stable, future political instability or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, particularly with respect to foreign investments. Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and/or the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. The Funds are also subject to the risk of expropriation or nationalization of assets or the risk of restrictions on foreign investments and repatriation of capital.
The ability of foreign investors to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. A Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact a Fund.
A Fund's ability to invest in Saudi Arabian securities depends on the ability of RIM, a money manager and/or the Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, a Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of RIM, a money manager or a Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. Under the Independent Custody Model (“ICM”), securities are under the control of the local custodian, while assets are held within a trading account at the Saudi Arabian depository and would be recoverable in the event of the bankruptcy of the local custodian. When a Fund utilizes the ICM approach, the Fund relies on a local broker’s instruction to authorize transactions in Saudi Arabian securities. The risk of
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a fraudulent or erroneous transaction through the ICM approach is mitigated by a manual affirmation process conducted by the local custodian, which validates a Fund’s settlement instructions with the local broker’s instructions and the transaction report from the depository. Additionally, instructions may only be given by a Fund’s authorized brokers and these brokers are unable to view the holdings within a Fund’s trading account.
Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s investments.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). Certain Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Equity-Linked Notes. Certain Funds may invest in equity-linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity-linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity-linked notes are also subject to default risk and counterparty risk.
Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political
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developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Equity Securities.
Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Funds may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index.
Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure and bankruptcy, which could increase the volatility of a Fund's portfolio.
Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.
Investments in securities of micro capitalization companies and companies with capitalizations smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.
Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.
Initial Public Offering Stocks. The Funds may invest in initial public offering (“IPO”) stocks. Investments in IPO stocks expose a Fund to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although investments in IPO stocks may have had a positive impact on a Fund’s performance in the past, there can be no assurance that a Fund will identify favorable IPO investment opportunities in the future. The purchase of IPO stock may involve high transaction costs. IPO stocks are also subject to liquidity risk.
Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or
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lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered to be of comparable quality. Although these securities are selected primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. In connection with their investments in convertible securities, the Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in equity-related derivatives for hedging purposes.
The Funds may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, a Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of a Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. Under certain circumstances, contingent convertible securities may be subject to an automatic write-down of the principal amount or value of the securities, sometimes to zero and thereby cancelling the securities. If such an event occurs, a Fund could lose the entire value of its investment in the securities even if the issuer remains in business and may not have any rights to repayment of the principal amount of the securities that has not become due.
Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Securities. Certain Funds may invest in real estate securities.  Just as real estate values go up and down, the value of the securities of real estate companies in which a Fund invests also fluctuates. A Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses, environmental damage and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.
Real Estate Investment Trusts or “REITs.” Certain Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Depositary Receipts. Certain Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are
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designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.
Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing a Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.
“Special Situation” Companies. Certain Funds may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Funds believe, however, that if RIM or a money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Funds in achieving their investment objectives. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Master Limited Partnerships (“MLPs”). Certain Funds may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.
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Debt Instruments and Money Market Instruments.
To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. Fluctuations in interest rates may have unpredictable effects on markets, may result in heightened market volatility and may increase a Fund’s exposure to risks associated with such interest rates. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”)). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.
The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
STRIPS. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by a Fund and not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
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In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty.
The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement.
Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements.
Reverse Repurchase Agreements and Dollar Rolls. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Reverse repurchase agreements are generally subject to a number of risks such as leverage risk, liquidity risk, operational risk and legal risk (i.e., the risk of insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract). Reverse repurchase agreements are also subject to the risk that the other party may fail to return the security in a timely manner or at all. A Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.
The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. Dollar rolls are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Corporate Debt Securities. The Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in corporate debt securities issued by infrastructure companies.
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Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Government Zero Coupon Securities. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).
Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in include the securities described below.
Agency Mortgage-Backed Securities. Certain MBS may be issued or guaranteed by the U.S. government or a government-sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government-sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment. Since 2008, Fannie Mae and Freddie Mac have been operating under Federal Housing Finance Administration (“FHFA”) conservatorship and are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. The FHFA has made public statements regarding plans to consider ending the conservatorships. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on Fannie Mae’s or Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. Should the conservatorships end, there could be an adverse impact on the value of Fannie Mae or Freddie Mac securities, which could cause losses to a Fund.
Privately-Issued Mortgage-Backed Securities. MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Reverse Mortgages. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to
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an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the FNMA, a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of property owners to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Investments in CMBS are also subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risks. CMBS securities may be less liquid and exhibit greater price volatility than other types of asset-backed securities. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as for remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments.
Collateralized Mortgage Obligations. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in collateralized mortgage obligations (“CMOs” ), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing
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privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Stripped Mortgage-Backed Securities. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Covered Bonds. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in covered bonds, which are debt instruments issued by banks or other financial institutions that are backed by both the issuing financial institution and a segregated pool of financial assets (a “cover pool”), typically comprised of residential or commercial mortgage loans or loans to public sector institutions. The cover pool, typically maintained by the issuing financial institution, is designed to pay covered bond holders in the event that there is a default on the payment obligations of a covered bond. To the extent the cover pool assets are insufficient to repay amounts owing in respect of the bonds, bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution. Market practice surrounding the maintenance of a cover pool, including custody arrangements, varies based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may afford lesser protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by factors similar to other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuing financial institution is downgraded or the quality of the assets in the cover pool deteriorates.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA
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pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms. Thus, the buyer and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. A Fund may enter into TBA commitments to purchase securities and/or enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. A Fund may also purchase or sell an option to buy or sell a TBA sale commitment. When a Fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered. TBA commitments involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. In addition, TBA purchase commitments are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.
Risk Factors. The value of a Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to prime loans, subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans may be susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the FNMA) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the MBS in which certain Funds may invest. Mortgage loans
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backing non-agency MBS are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on MBS generally.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Adverse changes in market conditions and the regulatory climate may reduce the cash flow which a Fund, to the extent it invests in MBS or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for MBS and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for MBS and other asset-backed securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for MBS and other asset-backed securities. As a result, the liquidity and/or the market value of any MBS or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.
Asset-backed securities may include MBS, loans, receivables or other assets. The value of a Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, relatively less liquid than other investments and more difficult to price accurately than other types of investments.
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Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs’ assets in finance companies, a Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.
Collateralized Loan Obligations. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities may be considered illiquid investments in the event there is no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available,
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reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on RIM's and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
Investments in floating rate “bank loans” or “leveraged loans” are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
As a Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts.
A Fund's investment in “leveraged loans” may include an investment in “covenant lite” loans. Covenant lite loans, the terms and conditions of which may vary by instrument, may contain fewer or less restrictive financial maintenance covenants or restrictions compared to other loans that might otherwise enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or debt securities with more restrictive covenants, which may result in losses to the Fund. In addition, covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Funds are exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations may be illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.
Credit-Linked Notes, Credit Options and Similar Instruments. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in credit-linked notes, credit options and similar instruments. Credit-linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk
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associated with the reference instrument and interest rate risk, the buyer and seller of a credit-linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Brady Bonds. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Yankee Bonds. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in Yankee Bonds. Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
Bank Obligations. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. In addition, the Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
Risk Factors. An adverse development in the banking industry may affect the value of a Fund’s investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments. The specific effects of such developments are not yet fully known.
ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
High Yield Bonds. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are relatively less liquid than higher rated securities. As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to a Fund.
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Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.
Distressed Securities. The Funds may invest in debt securities that are the subject of bankruptcy proceedings, in default as to the payment of principal or interest, or rated in the lowest rating category by an NRSRO (“distressed securities”). Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, a Fund may lose all of its investment in the distressed security, or it may be required to accept cash or securities with a value less than a Fund's original investment.
Lowest Rated Investment Grade Securities. The Funds may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
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Auction Market and Remarketed Preferred Stock. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third-party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Alternative Minimum Tax Bonds. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of the loan. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality or securities that pay interest in cash.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. The higher interest rates of PIK securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans.
Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may, even if accounting conditions are met, obtain no return at all on its investment. PIK securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual and in the event that accrued income is not realized, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. As a result, a Fund may have difficulty meeting the annual distribution requirement necessary to maintain favorable tax treatment. If a Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may become subject to corporate-level income tax. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
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Municipal Debt Instruments.
Economic downturns and budgetary constraints may make municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city’s bankruptcy filing, the Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Obligations and Bonds. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds. Municipal bonds include:
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service and may be negatively affected by the general credit of the user of the facility.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on
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pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value. In the event a Fund sells a pre-refunded municipal bond prior to its maturity, the price received may be less than the bond’s original cost, depending on market conditions at the time of sale.
Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. Lower rated municipal obligations are subject to greater credit and market risk than higher quality municipal obligations. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. Timely payments by issuers of industrial development bonds are dependent on the money earned by the particular facility or amount of revenues from other sources, and may be negatively affected by the general credit of the user of the facility.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. In addition, the current economic climate and the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. A lack of information regarding certain issuers may make their municipal securities more difficult to assess. Additionally, uncertainties in the municipal securities market could negatively affect a Fund's net asset value and/or the distributions paid by a Fund. Certain municipal obligations in which a Fund invests may pay interest that is subject to the alternative minimum tax.
To be tax exempt, municipal bonds must meet certain regulatory requirements. The failure of a municipal bond (at issuance or as a result of a deemed reissuance) to meet these requirements may cause the interest received by a Fund from such bonds to be taxable. Interest on a municipal bond may be declared taxable after the issuance of the bond, and such a determination could be applied retroactively to the date of the issuance of the bond, causing a portion of prior distributions made by a Fund to be taxable to shareholders in the year of receipt. Additionally, income from municipal bonds may be declared taxable due to unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service (the “IRS” ) or noncompliant conduct of a bond issuer.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including an extended period of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In September 2017, Puerto Rico was hit by two successive hurricanes that caused severe damage to Puerto Rico’s infrastructure. Additionally, Puerto Rico experienced significant political instability in 2019. Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth’s ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. From 2017-2022, the Commonwealth, its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees' Retirement System, Public Buildings Authority, and Aqueduct and Sewer Authority, were subject to the equivalent of municipal bankruptcy proceedings, known as “PROMESA” cases. During those proceedings,
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these municipal entities were unable to issue new municipal securities or repay existing municipal debt. At this time, Puerto Rico's Electric Power Authority (“PREPA” ) remains in such proceedings and subject to such restrictions. Moreover, the validity of PREPA's debt instruments (and thus whether the holders are entitled to any recovery at all) has been called into question and may be litigated as part of its PROMESA case. PROMESA is a novel federal law and many of its provisions have been disputed. Those agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the proceedings mentioned above. For these and other reasons, the timing and rate of recovery on municipal securities that have been or will be issued by the Commonwealth or any of its agencies are highly unpredictable. Further legislation by the U.S. Congress, or actions by the oversight board, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund’s performance. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, natural disasters, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insured municipal bonds typically receive a higher credit rating than uninsured municipal bonds, which means the issuer of the bond pays a lower interest rate. Insurance does not guarantee the price of the bond or the share price of a Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating, and conditions or changes to ratings criteria of municipal bonds could adversely impact the ratings of the insurer. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases, the insurance may provide little or no enhancement of credit or resale value to the municipal bond, and the bond rating will reflect the higher of the insurer rating or the rating of the underlying bond.
An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal Notes. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (although the interest may be includable in taxable income for purposes of the alternative minimum tax). If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
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Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long-term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by a Fund will continually be monitored.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.
A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for a Fund. A Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. A Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. A Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.
Puts, Stand-by Commitments and Demand Notes. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Funds' credit quality requirements.
The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may also invest in demand notes and variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.
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The Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. In the event the seller is unable to honor a put or stand-by commitment for financial reasons, a Fund may be a general creditor of the seller. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and a Fund may lose money. (See “Investment Strategies and Portfolio Instruments —Municipal Notes—Tax Free Participation Certificates.”)
Variable Amount Master Demand Notes. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate. Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.
The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Commercial Paper. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Money Market Securities. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in money market securities. Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which require the imposition of liquidity fees unless certain exceptions apply. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.
Asset-Backed Commercial Paper. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in asset-backed commercial paper. Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such
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as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.
Indexed Commercial Paper. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of the entity issuing the enhancement, if contemporaneous with adverse changes in the enhanced security, could cause losses to a Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes a Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.
Funding Agreements. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.
Other Financial Instruments Including Derivatives.
Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose a Fund to an obligation to another party.
Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and write options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds.
Options on Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
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Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of an option (or a particular class or series of an option), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period or on a specified date or dates, for certain types of options. The writer of an option on a security has the obligation upon exercise of the option, to deliver the underlying security upon payment of the exercise price (in the case of a call), or to pay the exercise price upon delivery of the underlying security (in the case of a put). Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
A Fund, except for the Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF, will write call and put options only if they are “covered.” In the case of written call options that are not legally required to cash settle, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index where the purchased call is scheduled to settle before or at the same time as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margin on deposit. A written put option that is not legally required to cash settle is “covered” if the Fund (a) sells the underlying security short at a price at least equal to the strike price where the short sale is scheduled to
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settle before or at the same time as the written put option is written or (b) holds a put on the same security or index where the put held is scheduled to settle before or at the same time as the put written, and where the exercise price of the put held is (i) equal to or greater than the strike price of the put written, or (ii) less than the strike price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Fund segregates liquid assets in an amount at least equal in value to the Fund's daily marked-to-market obligation, if any, less any margins on deposit.
If an option written by a Fund expires out of the money, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, as noted above, an option may generally be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist if a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option (i.e., where a Fund holds the security underlying the option), a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.
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Options on Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made.
A Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. In addition, a Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's futures commission merchant (“FCM”). The required initial margin may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited. Such requirements to deposit or maintain additional margin may be imposed at times when a Fund is unable to, or would face potential challenges in, meeting the additional margin requirement. Under these circumstances, a Fund could be required to, among other actions, reduce the Fund's exposure(s) giving rise to the additional margin requirement, sell or otherwise transfer other investments of the Fund
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to raise cash to satisfy the additional margin requirement, and/or hold cash on an ongoing basis – potentially at a disadvantageous time to the Fund – to satisfy the additional margin requirement. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations on Use of Futures and Options on Futures Contracts. A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.
The Funds are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-“bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options on futures when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's net assets, after taking into account unrealized profits and losses on those positions.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option
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position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option or purchase a put option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts to purchase or sell currency at a future date. A forward currency contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward currency contract may require a Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. The Funds may engage in forward contracts that involve transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract
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for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.
The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of a forward foreign currency contract does not eliminate fluctuations in the price of the underlying securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the counterparty risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon special skills and experience with respect to such instruments and usually depends on the ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.
A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
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Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out) with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds may also enter into swap agreements for investment purposes. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Funds may enter into several different types of swap agreements, including total return (equity and/or index), interest rate, currency, credit default and recovery lock swaps. Total return swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. In a standard total return swap, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns may, for example, be an equity index value swapped with a floating rate plus or minus a pre-defined spread. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (e.g., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of CMBS. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.
The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The Funds may also enter into these transactions as a substitute for holding securities directly. Under most swap agreements entered into by a Fund, the parties’ obligations are determined on a “net basis.” If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Funds may enter into swap agreements with Counterparties that meet RIM’s credit quality limitations. The Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of
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the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions remains impossible to predict, but could be substantial, adverse and involve additional costs.
Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted numerous rules and regulations implementing the provisions of the Dodd-Frank Act. The Dodd-Frank Act and the rules may negatively impact a Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties’ on-exchange and OTC trading may impact that Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing and margin, may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. Similar to initial margin for futures contracts as discussed above, the required initial margin for cleared derivatives transactions may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. The CFTC has also adopted position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and OTC transactions that are economically equivalent to the 25 specified contracts. In addition, the CFTC modified the bona fide hedging exemption for which certain swap dealers were previously eligible. This could limit the amount of speculative OTC transaction capacity each swap dealer would have available for the Fund. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. Position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of a Fund.
Credit Default Swaps. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. A Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, a Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs or margin requirements.
As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.
The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case a Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to
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choose the deliverable obligation with the lowest value following a credit event). The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. A Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.
If the creditworthiness of a Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in uncleared swap agreements, the Funds will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
Interest Rate Swaps. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
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Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or FCM defaults, a Fund's risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject a Fund to increased costs or margin requirements.
Recovery Lock Swaps. The Russell Investments Multisector Bond ETF and Russell Investment Core Plus Bond ETF may enter into recovery lock swaps.  Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party.  A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event.  Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a Counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event.  In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk.  The market for recovery lock swaps is relatively new and is smaller and relatively less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.
Swaptions. The Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.
Equity Swaps (Total Return Swaps). Certain Funds may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an “equity basket swap”) or individual equity security for another payment stream. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  A Fund will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value.  The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread.  The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Equity basket swaps provide a Fund exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and a Fund has the ability to trade in and out of long and short positions within the swap. A Fund may also gain exposure to long and/or short equity securities through multiple swaps on individual equity securities. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive, if any.
Index Swap Agreements. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund will enter into a swap agreement, other than a centrally cleared or other swap not involving a securities-related issuer, with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's net assets.
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SEC Regulatory Matters. A Fund's use of derivatives is subject to Rule 18f-4 under the 1940 Act, which governs the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 requires funds that make use of derivatives, subject to certain exceptions, to comply with an outer limit on fund leverage risk based on value-at-risk (“VaR”), to adopt and implement a written derivatives risk management program and to comply with certain related program administration, reporting and recordkeeping requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for Funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds' securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Uncovered Options Transactions. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may write options that are not covered (or so called “naked options”). When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with relatively less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.
Stand-By Commitment Agreements. The Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF may invest in “stand-by commitments” with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund’s option specified securities at a specified price. A Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as “put” options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that are believed to present minimal credit risks. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.
The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.
The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.
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The IRS has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to a Fund.
Inflation. A Fund's investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of a Fund's assets can decline as can the value of the Fund’s distributions).
Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect a Fund and its investments.
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Taxes
Tax Information for All Funds.
The following is only a summary of certain additional federal income tax considerations generally affecting the Trust, the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Trust, the Funds or shareholders, and the discussion here and in each Fund’s Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Each Fund of the Trust is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Fund separately, rather than to the Trust as a whole.
Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional Shares.
If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund’s distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%. In the case of each of the Russell Investments Core Plus Bond ETF and Russell Investments Multisector Bond ETF, because the Fund’s income will be derived primarily from interest rather than dividends, generally none of its distributions are expected to qualify for the reduced rate of taxation applicable to qualified dividend income.
Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the shareholders is generally subject to holding period requirements and other potential limitations. The amount that a Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of a Fund’s business interest income over the sum of a Fund’s (i) business interest expense and (ii) other deductions properly allocable to a Fund’s business interest income
Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. For individual and other non-corporate taxpayers, the maximum rate applicable to long-term capital gains is 20%.
Below Investment Grade Instruments. Investments in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, to the extent necessary, to distribute sufficient income to preserve the Fund’s tax status as a RIC and minimize the extent to which the Fund is subject to U.S. federal income tax.
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Original Issue Discount, Zero-Coupon Bonds, Step-Ups, Payment-In-Kind Securities and Market Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in a Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation.
Zero-coupon bonds, step-ups and PIK securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments. A Fund would be required to recognize the income for income tax purposes and to distribute such income on these instruments as the income accrues, even though a Fund will not receive the income on a current basis in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. The required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may require cash distributions to shareholders in order to maintain tax treatment as a RIC for U.S. federal income tax purposes.
Any market discount recognized on a bond is taxable as ordinary income for U.S. federal income tax purposes.
Derivatives. A Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions made by a Fund. A Fund’s use of derivatives may result in a Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from sales or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income by a Fund. Similarly, foreign exchange loss realized on the sale of debt securities by a Fund generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable, but if distributed to you by a Fund, reduces your tax basis in your shares of the Fund. Any return of capital in excess of your tax basis is taxable to you (if distributed to you by a Fund) as a capital gain.
Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.
Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid. Each Fund will advise you of the tax status for federal income tax purposes of all distributions paid during the year shortly after the end of each calendar year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If you have not held Fund Shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.
Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain
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it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.
Creation Units. As a result of U.S. federal income tax requirements, the Trust, on behalf of a Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creations and Redemptions.”
A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash paid for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for one year or less.
State and Local Tax Considerations. Rules of state and local taxation of dividends and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in a Fund.
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year on which the Fund paid no federal income tax. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Sale of Fund Shares. Sales of Fund Shares are taxable transactions for federal and state income tax purposes. If you sell your Fund Shares, the IRS will require that you report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your Shares.
Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those Shares.
Wash Sales. All or a portion of any loss that you realize on a sale of your Fund Shares is disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after you sell your Shares. Any loss disallowed under these rules is added to your tax basis in the new Shares.
U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
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Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends reported by a Fund as eligible for such treatment. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends (e.g., in the case of each of the Russell Investments Multisector Bond ETF and Russell Investments Core Plus Bond ETF), generally none of its distributions are expected to qualify for the corporate dividends-received deduction.
Investment in Complex Securities. Certain Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains, as well as ordinary income dividends.
A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and sale proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien) or (if applicable) certify that you are exempt from backup withholding. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 24%.
Tax Considerations Relating to REIT and MLP Investments. Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. A Fund may pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
A Fund’s investment in REITs may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.
As of September 30, 2026, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year. Available capital loss carryforwards and expiration dates are as follows:
[To Be Updated By Amendment]
	No Expiration	No Expiration
Fund	Short Term	Long Term	TOTAL
Russell Investments U.S. Small Cap Equity ETF	$[ ]	$[ ]	$[ ]
77

	No Expiration	No Expiration
Fund	Short Term	Long Term	TOTAL
Russell Investments International Developed Equity ETF	[ ]	[ ]	[ ]
Russell Investments Global Equity ETF	[ ]	[ ]	[ ]
Russell Investments Emerging Markets Equity ETF	[ ]	[ ]	[ ]
Russell Investments Core Plus Bond ETF	[ ]	[ ]	[ ]
Russell Investments Global Infrastructure ETF	[ ]	[ ]	[ ]
Russell Investments Global Real Estate ETF	[ ]	[ ]	[ ]

You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
78

Money Manager Information
Russell Investments U.S. Small Cap equity ETF
Ancora Advisors, LLC is indirectly majority-owned by Ferdinand FFP Ultimate Holdings, L.P. and indirectly minority-owned by Focus Financial Partners, Inc. Ferdinand FFP Ultimate Holdings, L.P. is owned by private fund vehicles with no fund controlling more than 10%.
Boston Partners Global Investors, Inc., is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.
Calamos Advisors LLC is controlled by John S. Koudounis and John P. Calamos, Sr. through their indirect controlling ownership.
Copeland Capital Management, LLC is wholly-owned by its employees and is controlled by Eric Brown through his controlling ownership of the firm’s outstanding voting securities.
DePrince, Race & Zollo, Inc. is controlled by Gregory M. DePrince, John D. Race and Victor A. Zollo through each of their controlling share ownership.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Lord, Abbett & Co. LLC (“Lord Abbett”) is privately held and is not publicly traded. No individual or company owns 25% or more of Lord Abbett.
Penn Capital Management Company, LLC is owned and controlled by SGAM Advisors LLC, a wholly-owned subsidiary of Seaport Global Holdings LLC, whose controlling owners are Stephen C. Smith, Michael J. Meagher and Michael J. Meyer.
Ranger Investment Management, L.P. is owned and controlled by Ranger Investment GP, LLC.  Ranger Investment GP, LLC is 100% employee owned and controlled by Conrad Doenges.
Russell Investments International Developed Equity ETF
Algert Global LLC is majority owned and controlled by Peter M. Algert and Ryan LaFond.
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Pzena Investment Management, LLC is controlled by Richard S. Pzena through his indirect controlling ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
Russell Investments Global Equity ETF
Algert Global LLC is majority owned and controlled by Peter M. Algert and Ryan LaFond.
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Sanders Capital, LLC is a private firm, wholly-owned by current employees. Lew Sanders is the controlling shareholder, through his controlling share ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
Russell Investments Emerging Markets Equity ETF
Axiom Investors LLC is wholly-owned by Axiom Investors LP. Axiom Investors LP is 100% employee owned, with Andrew Jacobson the only individual owning more than 25%.
Barrow, Hanley, Mewhinney & Strauss, LLC is majority-owned and controlled by Perpetual Limited, a publicly traded company.
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Numeric Investors LLC is an indirect wholly-owned subsidiary of the Man Group plc, a publicly traded company.
Oaktree Fund Advisors, LLC is indirectly controlled by Brookfield Corporation, a publicly traded company.
Pzena Investment Management, LLC is controlled by Richard S. Pzena through his indirect controlling ownership.
Sands Capital Management, LLC is owned and controlled by Sands Capital Management, LP. Sands Capital Management is owned by the Sands family and controlled by Frank M. Sands.
Russell Investments Multisector Bond ETF
Marathon Asset Management, L.P. is wholly-owned and controlled by Capital Partners plc, a publicly traded company.
Russell Investments Core Plus Bond ETF
RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited are wholly owned subsidiaries of the Royal Bank of Canada, a publicly traded company.
Schroder Investment Management North America LLC is indirectly wholly-owned and controlled by the TIAA Board of Governors.
Russell Investments global infrastructure ETF
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
First Sentier Investors (Australia) IM Ltd is indirectly wholly-owned and controlled by Mitsubishi UFJ Financial Group, Inc., a publicly traded company.
Russell INvestments Global Real Estate ETF
Resolution Capital Limited and Resolution Capital (US) Limited are controlled by Pinnacle Investment Management Group Limited, a public company listed on the Australian Securities Exchange, through its indirect controlling ownership.
RREEF America L.L.C. is a wholly-owned subsidiary of Deutsche Bank AG, a publicly-traded company. DWS Investments Australia Limited and DWS Alternatives Global Limited are indirect wholly-owned subsidiaries of Deutsche Bank AG, a publicly-traded company.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
80

credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Global Long-Term Rating Scale
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
81

C –– An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D –– An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
NR indicates that a rating has not been assigned or is no longer assigned.
FITCH RATINGS, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C - Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
●
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
●
the formal announcement by the issuer or their agent of a distressed debt exchange;
●
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD - Restricted default.
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
●
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
●
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
●
has not otherwise ceased operating.
82

This would include:
●
the selective payment default on a specific class or currency of debt;
●
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.
SECTOR SPECIFIC CREDIT RATING SERVICES
MOODY’S:
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MIG Ratings
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Ratings
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses obligations with conditional liquidity support. For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
83

VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections.
S&P:
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
●
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
D -- is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
SHORT-TERM RATINGS
MOODY’S:
P-1 –– Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 –– Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 –– Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
84

D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
FITCH:
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only. D –– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
85

Financial Statements
With the exception of the Russell Investments Multisector Bond ETF, the 2026 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ annual financial statements and other information in Form N-CSR. [The Funds’ Annual Report is incorporated herein by reference and is available free of charge on the Funds’ website at https://russellinvestments.com or by calling Russell Investments at 1-800-787-7354.] [To Be Updated By Amendment]
The Russell Investments Multisector Bond ETF had no shares outstanding as of September 30, 2026 and therefore, its financial information is not available.
86

Appendix A
[To Be Updated By Amendment]
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of December 31, 2026, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of any Fund were as follows:
[To Be Updated By Amendment]
At December 31, 2026, the following DTC Participants could be deemed to “control” the following Funds because such DTC Participant owned of record more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
[To Be Updated By Amendment]
[The Trustees and officers of the Trust, as a group, own less than 1% of the Shares of any Fund.]
Appendix B
87

PROXY VOTING POLICIES AND GUIDELINES
2026

As adopted by:
Russell Investments Capital, LLC
Russell Investments Funds Management, LLC
Russell Investments Implementation Services, LLC
Russell Investment Management, LLC
Russell Investments Trust Company
Russell Investments Canada Limited
Russell Investments Korea Limited
Russell Investment Management Ltd
Russell Investment Group Limited
Russell Investments France SAS
Russell Investments Ireland Limited
Russell Investments Limited
Russell Investments Group Japan Co., Ltd.
(the foregoing collectively referred to herein as “Russell Investments”)
CONFIDENTIAL
Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.

PROXY VOTING POLICIES AND GUIDELINES  / 2

Proxy administration procedures
For over 30 years, Russell Investments has executed a robust, global proxy voting programme that is a foundation of our stewardship efforts. Our documented Proxy Voting Policies and Procedures, along with custom Proxy Voting Guidelines, form the basis of this program. These guidelines, crafted based on industry best practices and regulations, dictate our approach to voting on specific topics. Carefully drafted to uphold our clients' best interests, our guidelines undergo annual review and updates to align with shareholders' interests.
While the Proxy Voting Policy and Guidelines comprehensively address most proxy issues with detailed specificity, the Active Ownership Committee (the Committee) acknowledges that certain matters necessitate deeper scrutiny and a non-prescriptive approach. In such cases, the guidelines refer the votes to the Committee for review, as explained in the below.
As part of our process, an external service provider, Glass Lewis, acts as our proxy administrator and is responsible for aggregating proxy ballots received directly from Russell Investments’ custodians and applying our custom guidelines when executing proxy votes. Our internal proxy coordinator monitors voting activity through Glass Lewis' online platform. Proposals requiring case-by-case review are directed to internal analysts. These analysts conduct individual research and collaborate with the proxy coordinator to provide recommendations to the Committee.
To ensure alignment with our guidelines, the Committee oversees an annual internal audit process, verifying the accuracy of vote execution by Glass Lewis.
1.
Any Proxy Administrator retained by Russell Investments shall vote all proxies as instructed in the guidelines attached hereto. The Proxy Administrator is currently Glass Lewis & Co (“Glass Lewis”). In the event (a) a voting matter is to be determined on a case-by-case basis or (b) the Proxy Administrator raises a question regarding a particular matter, the Proxy Administrator shall request direction from Russell Investments’ Active Ownership Committee. The Active Ownership Committee may instruct the Proxy Administrator “not to vote” on any proposal.
2.
The Proxy Administrator shall maintain a system allowing Russell Investments access to all solicitations for vote received by the Proxy Administrator.
3.
The Proxy Administrator shall vote each proxy pursuant to the guidelines, unless directed otherwise by Russell Investments’ Active Ownership Committee.
4.
The Proxy Administrator shall maintain a record of all votes received, all votes cast and any other relevant information pursuant to the Proxy Administrator’s normal policies and as directed by Russell Investments.
5.
The Proxy Administrator will use the attached guidelines until such guidelines are superseded by subsequent guidelines. The guidelines may be changed at any time in Russell Investments’ sole discretion.

PROXY VOTING POLICIES AND GUIDELINES  / 3

Contents
PROXY VOTING POLICIES AND GUIDELINES		1
A.	General considerations	5
B.	Audit and reporting	5
C.	Board	6
D.	Capital	10
E.	Corporate transactions	11
F.	Shareholder rights and governing documents	12
G.	Remuneration	14
H.	Mutual fund proxies	17
I.	Environmental and Social Issues	18
J.	Appendix	21

PROXY VOTING POLICIES AND GUIDELINES  / 4

A.
General considerations
Proxy voting is a fundamental tool that allows shareholders to express support or concern regarding aspects of corporate governance, operations, or disclosures. As stewards of our clients’ capital, we have an obligation to vote responsibly and hold companies accountable on their behalf. These guidelines describe our approach to corporate governance, environmental and social topics, when exercising our voting rights on behalf of our clients.
We apply these guidelines globally, and across all asset classes as required. However, they are designed to accommodate the nuances of specific market requirements, expectations, and local regulations, rather than providing discretion. This ensures that we remain compliant while considering the diverse nature of our capabilities.
While we strive to vote on all our clients’ holdings in all markets, there are instances where this may not be possible due to a practice known as share blocking, which could prevent us from trading for a certain period if we were to vote these shares.
Companies should act transparently and disclose information to shareholders to the fullest extent possible. Therefore, we expect companies to disclose any relevant materials ahead of a General Meeting, providing sufficient time for shareholders to review, analyse and engage upon the information disclosed. In certain instances, when we consider the level of information is inadequate to apply these guidelines, we may choose to vote against a particular proposal.
B.
Audit and reporting
1.
Transparency and reporting
The strength of financial controls and the integrity of financial statements form the cornerstone for the healthy operation of the companies we invest in. The board should release a report from an external auditor, offering an impartial and objective assessment of whether the company's accounts accurately represent its financial position and future prospects.
As a general practice, we tend to support proposals seeking to acknowledge Reports and Accounts signed off as complete by a qualified auditor ahead of the Annual General Meeting (“AGM”). In the event of a qualified opinion, we expect the company to provide a full, comprehensive explanation. In markets where it's mandatory for companies to present non-financial information statements/reports, we will typically endorse their approval. Yet, we reserve the right to vote against management if the independent assurance service provider raises substantial concerns about the information provided, or if the disclosed information is not sufficient for shareholders to make informed voting decisions.
2.
External auditor
The independence of the external auditor holds significant importance for ensuring the integrity of financial assessments. Excessive non-audit fees could potentially compromise an auditor’s independence, impacting the quality of their audit work. Consequently, it is our expectation that companies provide a transparent breakdown of both audit and non-audit services. In cases where the total non-audit fees surpass the fees paid for audit-related services, we might consider voting against re-electing the external auditor.
Companies ought to furnish comprehensive disclosures regarding resolutions for electing or ratifying an external auditor. Specifically, we look for explanations regarding any changes in the external auditor and details about the competitive tender process used to select a new external auditor.
Should it be determined that the effectiveness of the auditor has been compromised, we might opt not to support their re-appointment. Furthermore, we might oppose the re-appointment of an audit company if its lengthy tenure could potentially challenge its independence.

PROXY VOTING POLICIES AND GUIDELINES  / 5

C.
Board
1.
Size
The board of directors is the focal point of corporate governance. Directors represent the shareholders, and they are charged with safeguarding investors' interests. Directors should provide corporate leadership but refrain from interfering in day-to-day company operations which are properly the province of the CEO and other senior executive officers. Holding executives accountable for their actions is a critical responsibility of the board.
Ensuring that a company's board is suitable for the size and nature of the business is paramount. It is crucial that the size of the board does not compromise the dynamics of the board and an efficient decision-making process.
2.
Board effectiveness
The effectiveness of the board relies heavily on how it is structured and composed. We support strong boards that demonstrate a commitment to creating shareholder value. While director candidates and other board-related issues must be evaluated on a case-by-case basis considering the company's performance and total governance structure, we prefer to see mechanisms that promote:
●
Independence: A board free from management influence is better equipped to oversee strategy and assess performance and executive compensation objectively.
●
Accountability: Directors must be accountable to shareholders. Policies that promote accountability would include annual elections and shareholders' ability to fill vacancies or to remove directors without cause.
●
Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and tender offers where a majority of shares are tendered.
●
Competence: Companies should seek directors whose skills and expertise add value to the board.
In contested elections, where shareholders nominate alternate directors in opposition to management's choices, we consider various factors:
●
Long-term financial performance of the target company relative to its industry;
●
Management's track record;
●
Background to the proxy contest;
●
Qualifications of director nominees (both slates);
●
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
●
Stock ownership positions of the proponents.
We prefer directors to be elected to the board on an annual basis and be accountable to shareholders by approval of a majority of shares voted in favour on each resolution.

PROXY VOTING POLICIES AND GUIDELINES  / 6

3.
Leadership
In advocating for effective corporate governance, there is a recognition of the importance of separating the roles of the Chair and Chief Executive Officer (CEO) within a company. This separation, particularly in controlled companies where either the chair or CEO holds substantial shares, ensures a clearer division of responsibilities at the highest level.
When the chair and CEO roles are consolidated, there is an expectation for companies to provide comprehensive explanations regarding why this combination serves the best interests of the company. Regular reviews of this structure are also encouraged.
There is a distinct preference for an independent non-executive Chair of the Board, and it is recommended that companies appoint a Lead Independent Director, even in cases where the chair is already independent.
When assessing proposals that would require the positions of chairman and CEO to be held by different persons, we will consider:
●
Whether a designated lead director has been elected by and from the independent board members with clearly delineated duties. At a minimum these include:
●
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
●
Serves as liaison between the chairman and the independent directors;
●
Approves information sent to the board;
●
Approves meeting agendas for the board;
●
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
●
Has the authority to call meetings of the independent directors; and
●
If requested by major shareholders, assurance that they are available for consultation and direct communication
●
Level of independence of the board and the key committees.
●
Whether the company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead to combine the chairman and CEO positions.
●
Established governance guidelines.
While it may be appropriate in certain cases for CEOs to simultaneously serve as chair of the board, we may decide to vote against the chair of the governance or nominations committee if the company lacks both an independent chair and an independent lead director.

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4.
Independence
In evaluating board composition, the emphasis lies on fostering an optimal blend of directors with appropriate, relevant and diverse industry backgrounds. Additionally, the inclusion of a substantial number of independent directors within boards is deemed essential.
For non-controlled companies, a target independence level of at least 50 percent is typically sought, while controlled companies are encouraged to have at least one third of their board constituted by independent directors.
A director might be considered non-independent if:
●
They have been an employee of the company or group within the past five years.
●
Have, or had within the past three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company.
●
They have received or receive additional remuneration from the company, apart from a director’s fee, such as the company’s share option, performance-related pay or pension scheme.
●
They have close family ties with any of the company’s advisers, directors, or senior employees.
●
They hold cross-directorships or have significant links with other directors through involvement in other companies or bodies.
●
They have served on the board for more than 12 years from the date of first election.
●
They represent a significant shareholder.
While the aforementioned criteria provide a general framework, more rigorous criteria and benchmarks may be applied to align with local governance standards.
5.
Diversity
A diverse and inclusive board is pivotal for effective decision-making, aligning with the company's long-term strategy, purpose, and the interests of its stakeholders. This includes individuals from different genders, age ranges, ethnicities, nationalities, social and economic origins, professional skills, and personal attributes. Proposals aimed at enhancing board diversity typically receive our support as they contribute toward fostering a more inclusive decision-making environment.
6.
Overboarding
The issue of over-commitment raises concerns about the potential compromise in the quality of board and director executive responsibilities, according to our assessment. We advocate for directors to have the necessary time to effectively fulfill their duties to shareholders.
As a general approach, we tend to oppose the election of a director who:
●
Serves as an executive officer of any public company while serving on more than one public company boards; or
●
Serves on more than four public company boards.
We generally count board chair positions as two board seats given the increased time commitment associated with these roles.
When evaluating whether a director's service on an excessive number of boards might limit their ability to dedicate sufficient time to board duties, we may consider additional factors. These include attendance levels, the size and locations of other companies where the director serves on the board, the nature of their roles (including committee memberships) at these companies, and whether they hold executive or non-executive positions at large, privately-held companies. Furthermore,

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because we believe that executives will generally prioritise attention to executive duties, we may choose not to vote against overcommitted directors at the companies where they serve in an executive function.
7.
Board Committees
Encouraging robust governance practices, it is advisable for all boards to establish three vital Board Committees: an Audit Committee, a Nomination Committee, and a Remunerations Committee. The key committees should be comprised of non-executive directors and whilst we expect the Audit and Remuneration Committee to be fully independent, the expectation for the Nomination Committee is to be at least 50% independent. Furthermore, we also expect at least one member of the Audit Committee to have audit, accounting, or appropriate financial expertise.
Transparency is crucial, and we advocate for boards to publicly disclose the primary roles and responsibilities of each committee to enhance accountability and clarity in their functioning.
8.
Attendance
Ensuring accountability among directors is crucial to uphold their responsibilities to shareholders. Director attendance at board meetings is vital to ensure their contributions to board decisions and to guarantee that fiduciary duties to investors are fulfilled.
For transparency and accountability purposes, we encourage companies to facilitate investor assessment of directors' attendance at both board and committee meetings by disclosing attendance records.
As a guiding principle, we may opt not to support directors who have attended fewer than 75% of the board and committee meetings held. This threshold is considered important in maintaining a robust level of commitment to board responsibilities and fostering effective governance.

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D.
Capital
1.
Allocation
Companies are encouraged to promote transparency by publicly disclosing their dividend policy. In principle, we tend to support management proposals to approve dividends unless we have concerns regarding the overall level set for payment, or the balance between return for shareholders and future capital investment.
2.
Issuance
The responsibility for determining a company's capital structure primarily rests with the board. When a company proposes to allocate net profits or losses to reserves, to transfer reserves between accounts, the capitalisation of reserves, profits, or issue premiums we will generally support management unless there is evidence of misconduct.
Regarding share issuance, our stance emphasises the need for shareholder approval. We typically support only reasonable share issuance authorities, evaluating their potential impact on long-term shareholder value and the dilutive effect of the issuance. Our general guideline caps the issuance without pre-emptive rights at a maximum of 20% of the share capital, though this may vary depending on market practices and regulatory requirements.
When assessing proposals related to issuing common and/or preferred shares as part of a debt-restructuring plan, several considerations come into play. These include evaluating potential dilution effects on existing shareholders' ownership interests and future earnings, determining if the transaction might lead to a change in control, and discerning whether the debt restructuring primarily stems from the threat of bankruptcy, potentially impacting shareholder value significantly.
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A gearing level up to 100 percent is generally deemed acceptable, as exceeding this threshold might prompt markets and financial analysts to potentially downgrade the company's bond rating, thereby increasing its investment risk.
3.
Share repurchase
Typically, we tend to support company proposals for implementing share buyback schemes, except in cases where the limit is not in line with market practice. It is our view that buybacks executed at a considerable premium to the market price might not serve the best interests of shareholders.
When the company specifies its intention to use the authorisation during a takeover bid, we believe that the share buyback becomes an anti-takeover measure, and we may choose to vote against the proposal.

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E.
Corporate transactions
1.
Significant changes
Companies undergoing significant structural changes are generally expected to seek approval from shareholders. Similarly, adequate information provision by companies is crucial for investors to make informed voting decisions. We evaluate corporate transactions within the context of their specific and unique circumstances. We may oppose transactions that deviate from shareholders' interests or when disclosure falls below expected market standards. Regarding mergers up for voting, several key considerations are taken into account:
●
Understanding the context leading to the proxy contest.
●
Evaluating arguments presented for and against the proposed merger.
●
Assessing anticipated financial and operational benefits.
●
Analysing the offer price in terms of cost versus premium.
●
Reviewing the prospects of the combined entities post-merger.
●
Evaluating the negotiation process for the deal.
●
Scrutinising changes in corporate governance and their potential impact on shareholder rights.
●
Considering the long-term economic outlook of the combined companies.
●
Incorporating insights from our subadvisors in the decision-making process.
2.
Related-party transactions
The board should implement a related party transactions policy and have a robust process for approving, reviewing and monitoring any potential conflicts of interest.
Shareholders ought to possess the right to approve significant related-party transactions. This approval ideally relies on the majority vote of disinterested shareholders, ensuring a fair and unbiased decision-making process. Generally, we will support any transaction which falls within the company’s regular course of business, so long as the terms of the transaction have been verified to be fair and reasonable by an independent auditor or independent board committee, in accordance with prevailing market practice. This approach aims to ensure transparency and fairness in dealings, fostering confidence among stakeholders in the company's operations.

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F.
Shareholder rights and governing documents
1.
Governance polices
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.
Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance.
When scrutinising new or revised articles, the focus is on assessing the potential impact on shareholder value. Each modification is evaluated to determine whether it improves or diminishes the existing provisions. Moreover, the analysis delves into whether the failure to pass a resolution would lead to an immediate loss of shareholder value.
In essence, we tend to support amendments to articles of association if they are legally necessary, if management provides adequate reasoning, if the impact on shareholder value is neutral or favourable, and if shareholder rights remain safeguarded. In the case of bundled proxy proposals that are conditioned upon each other, we will vote in favour of the bundle if we would support each proposal individually. Conversely, we will vote against the bundle if we would oppose any one of the proposals individually.
2.
General meetings
The board should ensure that the meeting agenda is made available on the company’s website prior to the meeting taking place, allowing shareholders a reasonable period of time to review the materials provided. The agenda should be clear and include the date, format and location of the meeting. Additionally, it should contain comprehensive information about the matters that will be deliberated upon during the meeting.
It's essential that the agenda is properly structured and itemised. Russell Investments encourages companies to present resolutions separately rather than combining multiple items under a single resolution. This approach ensures clarity and allows for a more focused and detailed discussion of individual agenda items.
3.
Minority rights
Russell Investments supports the “one-share, one-vote” principle, and as a result we do not endorse the implementation of multiple-class capital structures or the issuance of shares with differing voting rights.
We consider the ability to call a special meeting or to put resolutions to a shareholder meeting agenda to be a fundamental shareholder right. We encourage companies to establish thresholds for shareholder resolutions that strike a balance: high enough to prevent misuse but low enough to enable smaller shareholders to address pertinent issues during shareholder meetings.
Moreover, we advocate for shareholders' ability to nominate candidates for the Board of Directors. We generally support shareholder proposals seeking the right to place nominees on the management proxy only if a proposal limits access to those shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company's securities continuously for at least three years.

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4.
Takeover defense
Russell Investments maintains a cautious stance regarding anti-takeover measures. In cases where the renewal of an existing poison pill is proposed, we conduct a thorough assessment based on individual circumstances. This evaluation considers the rationale presented by the company proposing the measure and the potential impact on current shareholders in the event of its implementation. Our assessment involves examining specific attributes, such as:
●
Flip-in or flip-over provisions of 20% or higher.
●
Inclusion of a sunset provision lasting two to three years.
●
Absence of dead-hand or no-hand features.
●
Incorporation of a shareholder redemption feature. If the board declines to redeem the pill within 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek written consent to vote on rescinding the pill.

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G.
Remuneration
1.
General principles
Russell Investments supports annual votes on executive remuneration as it provides shareholders with a regular channel to communicate their views and concerns regarding the company’s executive compensation practices.
We expect companies to disclose the compensation paid to directors on an individual basis and with a level of detail which will permit shareholders to conduct a fair assessment of company practices.
2.
Executive compensation policy and report
Effective alignment of interests among executive directors, the workforce, and shareholders with a company’s strategy and performance is an essential consideration in assessing remuneration packages. Our analysis typically focuses on several key points:
●
Companies are encouraged to implement well-structured remuneration packages that foster the creation and sustainability of long-term value. Such packages should align with the company’s strategic priorities and values.
●
While we support companies incorporating material ESG risks and opportunities into their long-term strategic planning, we emphasise that the inclusion of ESG metrics in compensation programs should be based on each company’s unique circumstances. We advocate for companies providing shareholders with clear disclosures outlining the rationale for selecting specific ESG metrics, the target-setting process, and corresponding payout opportunities. Although we generally encourage companies to set long-term targets for their environmental and social ambitions, we acknowledge that not all compensation schemes may be suitable for incorporating ESG metrics. The board holds responsibility for ensuring that executive compensation levels are reasonable in relation to the company’s size, scope, and achieved performance. Generally, compensation should target the median of peer groups and align with predetermined performance targets. Moreover, executive compensation should consider the broader workforce's pay levels.
●
Companies are expected to establish appropriate levels of fixed pay. Changes in the lead executive’s salary exceeding 10% require suitable justifications to gain our support.
●
We endorse the adoption of clawback/malus policies and encourage companies to require management to hold a substantial shareholding in the company to better align their interests with shareholders'.
●
Severance payments to executive officers should be set at reasonable levels. Our approach to severance payments is further discussed in the termination section below.
3.
Benefits and pension
Post-employment and other benefits include pensions, healthcare and other benefits that may be provided during and after employment. If companies opt for these types of remuneration, it is crucial to integrate these structures thoughtfully into the broader philosophy and framework of the overall compensation plan. Russell Investments generally expects pension provisions for executive directors, both those newly appointed and incumbent executives, to be in line with those available to the majority of the wider workforce.

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4.
Long term incentive plans
We encourage companies to provide comprehensive disclosure regarding their Long-Term Incentive Plans (LTIPs), emphasising the necessity for full details on the upcoming year's performance conditions.
Regarding long-term incentives, several aspects are considered favourable:
●
A minimum performance duration of three (3) years is preferred, with encouragement for post-vesting retention periods.
●
The use of multiple performance metrics is supported as it offers a more comprehensive assessment of a company’s performance and reduces the potential for manipulation compared to relying on a single metric.
●
Incorporation of at least one relative performance metric that compares the company’s performance to relevant peers or indices is recommended.
●
Vesting based on relative performance metrics should not occur for performance below the median.
●
Vesting scales should be designed to incentivise higher levels of performance.
●
Re-testing is not allowed.
●
Implementing stretch targets that motivate executives to strive for exceptional performance is encouraged.
●
Individual limits should be expressed as a percentage of base salary.
●
Dilution levels should align with local market practices.
5.
One-off payments
We take careful consideration to identify egregious compensation practices, which may involve approving substantial one-time payments, inappropriate and unjustified use of discretion, or consistently poor pay-for-performance practices.
When discretion to alter the monetary outcome of total remuneration is applied, we expect the company to state:
●
The main reasons behind the decision leading to the use of discretion;
●
Whether their discretion policy applies to revising pay upwards as well as downwards; and
●
The elements of pay to which discretion may be applied.
We may choose to vote against the entire committee based on the practices or actions of its members, such as approving large one-off payments, the inappropriate use of discretion in determining variable remuneration, or sustained poor pay-for-performance practices.

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6.
Termination
Setting severance payments for executive officers at reasonable levels is considered essential by Russell Investments. Generally, we will not support severance payments that exceed the upper limit of general market practice. All incentive awards should be time pro-rated and tested for performance, including in the event of an early termination due to a change in control. Severance payments should be limited to situations where the company terminates employment without cause, death, or disability. Remuneration committees should ensure that the company has a policy that caps or limits the amount of severance that can be paid.
We closely monitor golden parachutes and expect these plans to incorporate double trigger conditions.
7.
Non-executive Director compensation policy
Russell Investments considers the structuring of non-executive compensation to be crucial for ensuring alignment with long-term shareholder interests while preserving director independence. We advocate for non-executive fees to be reasonably comparable to those within a company's country and industry peers, taking into account the time commitment necessary for directors to fulfill their duties to shareholders satisfactorily. In line with these objectives, we do not support non-executive directors receiving performance-based compensation, retirement benefits, or excessive perks.

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H.
Mutual fund proxies
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
Decisions regarding a fund's structure or its relationship with its investment advisor or sub-advisors are typically entrusted to the management and the board members. However, exceptions arise in cases of severe misconduct or illegal activities that could jeopardise shareholder interests. Consequently, we place particular emphasis on the following key areas:
●
The terms of any amended advisory or sub-advisory agreement.
●
Assessing alterations in the fee structure paid to the investment advisor.
●
Evaluating any significant changes to the fund's investment goals or strategies.

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I.
Environmental and Social Issues
1.
Say on climate
Russell Investments recognises climate change as one of the defining, global challenges of this generation and as a material investment issue that crosses regions and industries. Our policy is to research, measure, report and consider climate change risk and opportunities as an integral part of our investing practice, our active ownership, and our business operations.
At Russell Investments, we look to understand thoroughly the implications of climate change for investing, to research robust and thoughtful solutions, and to provide our clients with the information they need. To this end, for companies with material exposure to climate risk stemming from their own operations, we expect companies to provide a level of transparency required to better understand how they may be impacted by climate-related risks and opportunities, and how they have embedded climate change into their strategy. We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. Therefore, in instances where we find either of these disclosures to be absent or significantly lacking, we may choose to vote against responsible directors.
Since 2019, we have been an official supporter of the Task Force on Climate-Related Financial Disclosure (TCFD), and, as such, we endorse the TCFD’s recommendations through which companies can provide more effective climate-related disclosures that promote more informed financial decision making.
When evaluating management-sponsored votes on climate plans and reports, we consider several factors on a case-by-case basis:
●
Governance of the vote - We look for companies to provide shareholders with context as to how they view the roles of the board and shareholders in executing their plans. We will also look closely at what the proposal is asking shareholders to approve. We may choose not to support the vote when the proposal shifts the responsibility of setting climate change strategy onto shareholders;
●
The company’s industry, size and peer comparison;
●
Assessment of the company's greenhouse gas (GHG) emissions targets, ensuring reasonableness in light of its operations and risk profile.
●
Evaluation of the company's stage in its climate reporting journey, considering whether they have a history of reporting and engaging with shareholders on climate risk; and
●
Our engagement activities and our subadvisors’ input.
For shareholder proposals related to climate change, in addition to this assessment we apply the approach summarised below.
2.
Shareholder proposals
Management and the board typically hold the expertise and proximity needed to make strategy and policy decisions concerning environmental, social, and political issues. However, we may support shareholder proposals that highlight a company's inadequate handling of an issue directly linked to shareholder value or risk mitigation. When evaluating such proposals, we consider several factors:
●
Inadequacies in current practices or disclosures impacting shareholder value or risk mitigation.
●
Addressing peer-relative deficiencies.
●
Avoiding duplicating existing practices.
●
Lack of commitment from the board to address concerns raised by proponents.
●
Relevance of the topic to the company's sector and operations.
●
Avoiding excessive prescription in detailing strategy or operational decisions.
For the topics outlined below, we also have taken into consideration the following:

PROXY VOTING POLICIES AND GUIDELINES  / 18

Consumer issues
We generally vote against proposals requesting companies implement specific price restraints on its products or requiring that a company reformulate its products unless an egregious issue is identified.
Workplace safety, product safety, and toxic/hazardous materials
Recognising the significance of safety and its impact on reputation and shareholder value, we generally rely on management to assess risks but may consider supporting well-crafted proposals in cases of credible evidence of egregious behaviour or unresponsiveness to shareholder requests.
Tobacco
We generally do not support shareholder resolutions to cease the production of tobacco-related products, restrict the selling of products to tobacco companies, spin off tobacco related businesses, or prohibit investment in tobacco equities, unless supported by a strong investment case.
Equal opportunity
We will support proposals seeking to amend a company’s equal employment opportunity statement/diversity policies to prohibit discrimination based on sexual orientation and/or gender identity. Furthermore, we would be supportive of proposals to extend company benefits to domestic partners.
Environment
We may choose to support proposals requesting that a company report on the potential environmental damage that could result from company operations in a protected region. However, we assess on a case-by-case basis proposals relating to a company’s interaction with the environment, including the following scenarios:
●
Call for the reduction of greenhouse gas emissions.
●
Request that a company report on the safety and/or security risks associated with their operations and/or facilities.
●
Seek that a company adopt a comprehensive recycling strategy.
●
Request that a company invest in renewable energy resources.
Political issues
We will generally support proposals seeking increased disclosure of corporate lobbying or political contributions if:
●
Current disclosures are insufficient and/or significantly lagging peers.
●
The company faces significant risk as a result of its political activities.
●
There is no explicit board oversight or inadequate board oversight of such contributions.
●
The company is mismanaging corporate funds through lobbying or political contributions.
We will not support proposals requesting the company to publish in public media any political contributions.

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Labour, human rights, international oversight
We will generally support advocating for sufficient oversight of foreign operations to prevent unethical or illegal conduct, including but not limited to bribery, environmental exploitation, human rights violations, and money laundering.
Water issues
We support the adoption of policies and strategies that responsibly manage risks to the water supply, especially in areas affected by water scarcity. We believe it is important to weigh the merits of any proposed policy or disclosure in the context of a company’s operations and regulatory environment.
Pharmaceutical policy, pricing, and access
While we recognise the increased political and regulatory risks associated with pharmaceutical pricing and access, governments are ultimately the appropriate bodies to dictate national healthcare policies. Regarding healthcare-related proposals, we may choose to support the proposal if the proponents have clearly demonstrated that a company’s current practices present significant reputational or financial risk.
We believe that decisions regarding pricing structures of pharmaceuticals are best left to management and the board. As such, we generally vote against proposals requesting that companies adopt policies of price restraint on their branded pharmaceuticals.
In addition, if the proposal requests that the company adopt specific policies to encourage or constrain prescription drug re-importation, we vote against.
3.
Environmental and social risk oversight
Insufficient oversight of critical environmental and social concerns can pose legal, financial, regulatory, and reputational risks that might adversely affect shareholder interests. Consequently, it's crucial for companies to ensure their boards exercise clear oversight of these material risks, including those of an environmental or social nature. In cases where the governance chair of a company fails to provide explicit disclosure regarding the board's role in overseeing these issues, Russell Investments may opt not to support them.

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J.
Appendix
1.
Active Ownership Committee
Our Active Ownership Committee manages a globally consistent and rigorous approach to proxy voting and engagement activities. Supporting the Committee, the Active Ownership Team oversees our proxy voting policies, procedures, guidelines and voting decisions, whilst continuing to develop our processes to meet evolving client needs and expectations. The Active Ownership Committee is made up of experienced Russell Investments professionals from a variety of roles, including portfolio management, manager research and investment strategy.
The Active Ownership Committee meets regularly to review and propose adjustments that ensure our proxy voting policy and guidelines are aligned with current best practices.
2.
Referred items
The Committee reviews those proposals that require more scrutiny and a non-prescriptive approach, and any proposals that are not specifically addressed in the guidelines. At Russell Investments, we believe good stewardship requires careful consideration of each proposal on its individual merits.
To this end, the Committee evaluates each proposal considering the following factors:
●
Our internal proxy analyst research,
●
External research from our proxy administrator,
●
External research from Sustainalytics,
●
Input from our sub-advisers on voting and engagement,
●
Input from the Active Ownership Team when a Russell Investments-led engagement has been previously conducted.
3.
Stock lending
As a fiduciary, Russell Investments maintains the voting rights for all holdings. We do not delegate voting to any of our sub-advisers, though in some cases we may reach out to a sub-adviser for additional information regarding specific proxy votes. Our proxy administrator, Glass Lewis, is responsible for managing the proxy ballots that Russell Investments receives based on our holdings, and all of these ballots are in turn monitored by Russell Investments’ internal proxy coordinator using Glass Lewis’ online Viewpoint platform. The proxy coordinator is responsible for ensuring that all of Russell Investments’ voting rights are exercised and conducts a quarterly review of accounts which should have voting rights against the accounts on record with Glass Lewis.
Our policy on securities lending as it applies to proxy voting ensures that we exercise full voting rights on behalf of our clients. Glass Lewis currently produces a weekly report of shares with upcoming proxy votes that meet pre-determined criteria for potential restriction and/or recall. We restrict these securities (either 15 business days out from the record date, or as soon as we are notified, whichever comes first) from being loaned before their record date, recalling any loans as necessary. The restriction is lifted one business day after the record date.

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4.
Proxy voting conflict of interest procedures
Where Russell Investments maintains the voting rights for underlying securities, it appoints a proxy administrator that acts within the guidelines set out in Russell Investments Proxy Voting Policy. Our proxy voting policies and procedures are designed to ensure that those proxy voting decisions; (i) are made in accordance with the best interests of clients; and (ii) enable the Active Ownership Committee to resolve any material conflicts of interest relating to voting and engagement.
Proxy Voting Guidelines are constructed to be aligned with international good practices and standards, in order to protect shareholders’ rights. The Guidelines are applied to all votable proxy items, without exception, for issuers that currently have, or recently had, an existing relationship with Russell Investments, as either a client or vendor.
For any votes referred to the Active Ownership Committee, potential conflicts of interest are mitigated by (i) the committee structure itself, which requires a quorum for a final vote, and (ii) all votes submitted by committee members requiring a certification attesting that the voting member has no knowledge of any potential conflicts of interest between the client, Russell Investments and its affiliates, as well as no personal material conflicts (such as personal stock ownership).
5.
Proxy voting reporting
Russell Investments proxy voting records are publicly available on our website here. We do not publish vote rationales beyond those described in our custom Proxy Voting Guidelines. We also publish an annual Investment Stewardship Report that summarises our proxy voting and engagement activity.

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Where to next?
Contact the Active Ownership Team at
activeownership@russellinvestments.com

About Russell Investments
Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.
IMPORTANT INFORMATION
This publication is intended for information purposes only and does not constitute investment advice or an offer or solicitation to purchase or sell any securities, funds, strategies or engage in investment activity.
Any statements of opinion expressed within this publication are those of Russell Investments and are current at the time of issue. The information and opinion given in this publication is given in good faith. All opinions expressed are subject to change at any time. Russell Investments nor any of its staff accepts liability with respect to the information or opinions contained in this publication.
In EMEA this content is suitable for Professional Clients Only.
Copyright © 1995-2026 Russell Investments Group, LLC. All rights reserved.

PROXY VOTING POLICIES AND GUIDELINES  / 23

ENGAGEMENT POLICY
2026

Contents
Approach to engagement	3
Engagement in practice	4
Russell Investments direct	4
Sub-adviser partnership	5
Sustainalytics direct	5
Engagement selection	6
Policy advocacy and collaborations	6
Engagement focus areas	8
Engagement tracking and escalation	9
Categorisation of engagement activity	9
Annual review of engagements	9
Avenues of escalation	10
Conflict of interests	11
Conclusion	11

ENGAGEMENT POLICY  / 2

At Russell Investments, being an active owner is an important component of our investment responsibilities. As part of our stewardship approach, we actively engage with companies on issues that are financially material to long-term risk-adjusted returns, including board oversight, capital allocation, executive incentives, and sustainability-related risks that may affect cash flow, asset values, or cost of capital. Through structured and ongoing dialogue, we deepen our understanding of company-specific risks and opportunities and seek to influence practices that support durable value creation, effective risk management, and the protection of shareholder value, in the best interests of our clients as end beneficiaries.
Our engagement efforts are coordinated by our Active Ownership Team and overseen by Russell Investments’ Active Ownership Committee, which is comprised of senior investors with diverse asset-class and regional expertise. This governance framework ensures that stewardship activity is integrated within the investment process, appropriately prioritised, and aligned with client objectives and fiduciary duties.
We adopt a fully integrated approach, drawing on insights from our global investment teams and leveraging the scale and reach of our multi-asset and multi-manager platform. Our relationships, with sub-adviser partners are a critical input to this process, providing issuer-level insight, industry expertise, and ongoing feedback on engagement effectiveness. These relationships enhance our ability to assess material risks, coordinate engagement where appropriate, and ensure that stewardship insights inform investment oversight and decision-making.
Approach to engagement
Ongoing dialogue with companies is a core component of our investment stewardship and active ownership approach strategy. Our engagement activities are focused on addressing risks and opportunities relevant to investment performance and on encouraging corporate practices that support long-term value creation, effective risk management, and sustainable business performance. We seek to build constructive, long-term relationships with issuers where engagement has the potential to influence outcomes that are relevant to portfolio risk, return, or capital allocation decisions.
Our business model and service capabilities enable a multi-channel approach to stewardship. This include direct engagement with issuers, collaboration with sub-adviser partners, and participation in thematic engagements through our partnership with Sustainalytics, a leading independent sustainability, social, and corporate governance data and research firm. These channels allow us to access issuer-specific insight, sector expertise, and comparative analysis to support well-informed engagement on material issues.

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Source: Russell Investments, for illustrative purposes only.
Taken together, these channels provide a flexible and robust framework for engagement. We deploy them selectively, choosing the approach that offers the most effective access to the issuer, the appropriate level of subject-matter expertise, and the greatest potential to achieve a meaningful outcome. Across all channels, direct dialogue with corporate issuers remains the primary mechanism for progressing engagement objectives.
Engagement in practice
Russell Investments direct
A strong stewardship programme prioritises activities which offer the greatest potential to enhance returns or mitigate downside risk. In this context, Russell Investments directly engages with portfolio companies as a fundamental part of our investment stewardship and active ownership approach process. We proactively initiate dialogue to address financially material issues, while responding to controversies that pose significant financial and reputational risks.
Internally led, direct company engagements are typically initiated by two key methods:
●
Risk-based selection of portfolio companies identified as presenting heightened financial or sustainability-related risks, using a range of internal analysis and third-party data sources, as further described in the engagement selection criteria below.
●
Proxy voting activity, where engagement may take place in advance of a general meeting, or where a vote against management prompts follow-up dialogue. Some voting decisions are determined by our custom voting guidelines, while others are referred to the Active Ownership Committee for case-by-case review. Additional detail on referred items and manual voting decisions is provided in the proxy voting section

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Sub-adviser partnership
As a multi-asset manager of managers, Russell Investments leverages its sub-advisers’ relationships to support an informed and integrated approach to active ownership. Sub-advisers are appointed to fulfill targeted, value-enhancing roles in our portfolios, and their regular interaction with investee companies provides issuer-level insight that informs both engagement prioritisation and voting decisions.
We consider sub-adviser input to be a strategically important component of our stewardship framework. Portfolio managers and the Active Ownership Team seek input from our sub-adviser partners when identifying engagement priorities, helping to validate the financial relevance of issues and to refine engagement objectives. In consultation with our sub-adviser partners, we assess whether joint outreach or separate yet aligned efforts would be more effective. Opportunities identified by our sub-advisers might result in partnered engagement efforts, Russell direct engagements with sub-adviser input, or reinforce engagement efforts that are already underway.
Sustainalytics direct
Russell Investments partners with Sustainalytics to support thematic, collaborative engagements where collective investor participation can enhance access to issuers and support dialogue on financially material risks and opportunities. Sustainalytics’ engagement programmes provide a structured framework for engagement with a defined set of companies, enabling sustained dialogue on issues relevant to long-term value creation.
Russell Investments selects engagement themes that align with our engagement focus areas and investment priorities, leveraging Sustainalytics’ sector expertise, research capabilities, and issuer access to support effective engagement. Our investment professionals actively participate in engagement calls across all selected themes, ensuring that discussions are informed by investment context and integrated with our broader stewardship and investment oversight activities.
Participation in Sustainalytics engagement themes
Russell Investments participates in five Sustainalytics engagement themes, each typically covering between 30 and 100 companies. We retain the ability to influence company selection within these themes and to actively participate in engagements where we assess there is sufficient relevance, exposure, or potential to contribute to improved investment outcomes.

Source: Russell Investments, for illustrative purposes only.

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Engagement selection
Russell Investments identifies engagement target companies through a systematic process applied across all holdings. Engagement activity is prioritised on issues that are financially material to investment outcomes, taking into account the potential impact on company valuation, downside risk, or long-term return prospects. Our efforts are centered on defined engagement focus areas, outlined below, which represent material risks and opportunities across regions, sectors, and asset classes.
In addition to these focus areas, the following criteria are considered when selecting engagement targets:
●
Portfolio exposure and ownership considerations, including Russell Investments’ ownership stake as a percentage of shares outstanding and/or the weight of exposure at the fund or portfolio level.
●
Proxy voting history and issuer responsiveness, including prior voting outcomes and management’s willingness to engage constructively with shareholder concerns.
●
Sustainability and governance risk analysis, drawing on internal assessment and third-party research, with an emphasis on sub-industry peer comparison, controversy analysis, and indicators of elevated financial or operational risk.
●
Independent proxy research, including analysis provided by Glass Lewis.
●
Insights from prior engagement activity, including progress against objectives and issuer responsiveness.
●
Input from sub-adviser partners, highlighting issuer-specific risks, opportunities, or engagement priorities based on their investment analysis and ongoing dialogue with companies.
●
Client and fund-level sustainability objectives, where relevant, to ensure engagement activity remains aligned with mandate-specific requirements.
Internally led company engagements are frequently initiated on the back of voting activity, particularly votes that have been referred to the Active Ownership Committee for internal analysis and debate. Such referrals arise when a proposals fall outside the scope of our custom voting guidelines or raise complex or financially material governance or sustainability considerations requiring case-by-case assessment.
Engagement targets and objectives are developed with input from portfolio management teams and are subject to oversight and approval by Russell Investments’ Investment Strategy Committee, ensuring alignment with investment priorities, fiduciary responsibilities, and client objectives.
Policy advocacy and collaborations
Russell Investments participates in policy advocacy and industry collaborations where we assess that such engagement can support well-functioning financial markets, effective investor protections, and the management of market-wide and systemic risks that may affect long-term investment outcomes. Our participation is intended to complement company-level engagement by addressing issues that cannot be effectively resolved through issuer dialogue alone, including disclosure standards, regulatory frameworks, and market practices.
We engage selectively with industry bodies, regulators, and investor initiatives to improve the quality, consistency, and decision-usefulness of information available to investors, and to contribute to the development of governance and market standards that support efficient capital allocation. Insights gained through these forums inform our stewardship priorities, engagement objectives, and investment oversight activities.
Russell Investments is a long-standing signatory to the Principles for Responsible Investment (PRI). Our participation reflects alignment with broadly accepted stewardship principles, including collaborative engagement where appropriate, but

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our involvement in industry initiatives is guided primarily by investment relevance and fiduciary considerations, rather than affiliation alone.
In addition to PRI, Russell Investments participates in a range of industry organisations and initiatives relevant to our stewardship and investment activities, including:
●
Institutional Investors Group on Climate Change (IIGCC)
●
Responsible Investment Association Australasia (RIAA)
●
Carbon Disclosure Project (CDP)
●
Investment Association (IA)
●
Investment Company Institute (ICI)
●
Securities Industry and Financial Markets Association (SIFMA)
●
The Net Zero Asset Managers Initiative (NZAMI)
●
Transition Pathway Initiative (TPI)
●
Investors Against Slavery and Trafficking (IAST) APAC
●
Investment Consultants Sustainability Working Group - ICSWG (US)
●
Sustainable Trading
●
Department of Labor (DOL)

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Engagement focus areas
At Russell Investments, engagement activity is prioritised where it has the greatest potential to enhance return potential or mitigate downside risk. The Active Ownership Team focuses on financially material issues that may affect long-term investment outcomes, considered across environmental, social, and governance dimensions where relevant.
While many issues may be of shareholder interest, defining clear engagement focus areas supports disciplined prioritisation, accountability, and the delivery of measurable outcomes aligned with long-term shareholder value.

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Engagement tracking and escalation
Categorisation of engagement activity
Engagement is recognised as a long-term investment tool, and outcomes are not always linear. To ensure discipline and accountability, Russell Investments tracks each engagement against defined objectives, including the relevant focus area, intended outcome, and a peer-relative assessment. Each objective is evaluated against appropriate industry peers to assess whether an issuer is performing below peers, in line with peers, or ahead of peers.
Progress is monitored over time and used to inform decisions on whether an engagement should continue, escalate, or be concluded. Engagements remain ongoing where progress is assessed as achievable, ranging from initial dialogue through to evidence of implementation. While timelines vary by issue and issuer, we seek to resolve most engagement objectives within a three-year period, taking into account the nature of the risk and the company’s responsiveness.

Source: Russell Investments, for illustrative purposes only.
Annual review of engagements
The Active Ownership Team reviews engagement activity and outcomes on a regular basis to determine whether an engagement should be resolved, escalated, or concluded. Where companies fail to engage constructively or demonstrate insufficient progress toward agreed objectives, we assess whether escalation is warranted or whether the issuer should be placed on a monitoring watchlist subject to enhanced scrutiny.
A withdrawn engagement refers to an engagement that is discontinued prior to resolution, typically due to changes in portfolio exposure, corporate actions, or other strategic considerations that make continued engagement no longer appropriate.

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Avenues of escalation
Russell Investments has a range of escalation tools available where engagement objectives are not met. These may include enhanced dialogue with sub-advisers and other investors, coordinated or collaborative engagement, formal written communication of concerns, and voting against management on relevant proposals where appropriate.
The use of more assertive actions—such as public statements, shareholder resolutions, director nominations, or legal action—is uncommon. However, we recognise that stewardship practices continue to evolve and we retain flexibility to adapt our approach over time, taking into account the effectiveness of prior engagement and client expectations.
As a manager-of-managers, Russell Investments does not make direct investment or divestment decisions on behalf of sub-adviser partners. We generally consider continued engagement to be a more effective mechanism than divestment or exclusion where risks are potentially remediable. Accordingly, divestment is not a primary escalation tool and is assessed only where consistent with mandate requirements and investment considerations.
Escalation actions are considered on a case-by-case basis, informed by the nature of the risk, issuer responsiveness, portfolio exposure, and the potential impact on investment outcomes over time. No single escalation pathway is applied sequentially or by default.

Source: Russell Investments, for illustrative purposes only.

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Conflict of interests
At Russell Investments, we maintain a governance framework that is designed to ensure a coordinated and consistent approach to the management of conflicts of interests across all regions in which it operates. Good stewardship and behaving with non-negotiable integrity are at the heart of Russell Investments’ values.
The Russell Investments Conflicts of Interest Policy disclosures detail the circumstances that may give rise to conflicts of interest in the operation of its business, the supplemental policies, as well as the procedures that are in place to manage all potential or actual conflicts of interest in the best interests of its clients. This policy has a direct link to ensuring effective stewardship of our clients’ assets.
Our disclosures in respect to our Conflicts of Interest Policy are available here and are made available to all of our clients.
Conclusion
As fiduciaries of our clients’ assets, Russell Investments views engagement as a core component of effective stewardship and active ownership. Our approach is grounded in the belief that well-governed, resilient, and transparent business practices support long-term investment performance. Through disciplined engagement, clear prioritisation, and ongoing oversight, we seek to mitigate material risks, encourage improvement where it can enhance investment outcomes, and support the long-term creation and preservation of shareholder value for our clients.

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Where to next?
Contact the Active Ownership Team at
activeownership@russellinvestments.com

About Russell Investments
Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.
For Professional Use Only
This publication is intended for information purposes only and does not constitute investment advice or an offer or solicitation to purchase or sell any securities, funds, strategies or engage in investment activity.
Any statements of opinion expressed within this publication are those of Russell Investments and are current at the time of issue. The information and opinion given in this publication is given in good faith. All opinions expressed are subject to change at any time. Russell Investments nor any of its staff accepts liability with respect to the information or opinions contained in this publication.
In EMEA this content is suitable for Professional Clients Only.
Copyright © 1995-2025 Russell Investments Group, LLC. All rights reserved.

ENGAGEMENT POLICY  / 12

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust dated August 6, 2024 (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2024)

(2)	Initial Declaration of Trust dated August 6, 2024 (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2024)

(3)	Amended and Restated Declaration of Trust (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(b)	(1)	Second Amended and Restated Bylaws of Russell Investments Exchange Traded Funds (incorporated by reference to Post-Effective Amendment No. 7 filed on January 8, 2026)

(c)	(1)	Instruments Defining Rights of Security Holders (none)

(d)	(1)

First Amended and Restated Advisory Agreement between Russell Investment Management, LLC and Russell Investments Exchange Traded Funds dated April 22, 2025 (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(1)(a)

Form of First Amendment to First Amended and Restated Advisory Agreement between Russell Investment Management, LLC and Russell Investments Exchange Traded Funds (incorporated by reference to Post-Effective Amendment No. 2 Filed on August 28, 2025)

(1)(b)

Second Amendment to First Amended and Restated Advisory Agreement between Russell Investment Management, LLC and Russell Investments Exchange Traded Funds (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(2)

Form of Non-Discretionary Investment Advisory Contract with Money Managers and Russell Investment Management, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(2)(a)	Form of Portfolio Management Contract with Money Managers and Russell Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(e)	(1)	Distribution Agreement (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(1)(a)	Form of First Amendment to Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(1)(b)	Second Amendment to Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 7 filed on January 8, 2026)

(1)(c)	Third Amendment to Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(f)	(1)	Bonus or Profit Sharing Plans (none)

(g)	(1)

Custody Agreement between State Street Bank and Trust Company and Russell Investments Exchange Traded Funds dated December 10, 2024 (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2025)

(1)(a)	Form of Amendment Number 1 to Custody Agreement (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(1)(b)	Amendment Number 2 to Custody Agreement (incorporated by reference to Post-Effective Amendment No. 10 filed on August 14, 2026)

(h)	(1)

First Amended and Restated Administrative Agreement between Russell Investments Fund Services, LLC and Russell Investments Exchange Traded Funds dated May 18, 2026 (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(1)(a)	First Amendment to First Amended and Restated Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(2)

Transfer Agency and Service Agreement between State Street Bank and Trust Company and Russell Investments Exchange Traded Funds dated January 22, 2025 (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2025)

(2)(a)	Form of Amendment Number 1 to Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(2)(b)	Form of Amendment Number 2 to Transfer Agency and Services Agreement (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(3)

Master Accounting Services Agreement between State Street Bank and Trust Company and Russell Investments Exchange Traded Funds dated January 22, 2025 (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2025)

(3)(a)	Form of Amendment Number 1 to Master Accounting Services Agreement (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(3)(b)	Form of Amendment Number 2 to Master Accounting Services Agreement (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(4)	Form of Authorized Participant Agreement (incorporated by reference to Post-Effective Amendment No. 1 filed on April 1, 2025)

(5)	Form of Letter Agreements regarding fee waivers dated April 1, 2025 (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(5)(a)	Letter Agreement regarding a fee waiver for the Global Equity Active ETF dated May 12, 2025 (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(6)	Joint Fidelity Bond Agreement (incorporated by reference to Post-Effective Amendment No. 7 filed on January 8, 2026)

(i)	(1)	Opinion and Consent of Counsel (to be filed by amendment)

(j)	(1)	Other Opinions (to be filed by amendment)

(k)	(1)	Financial Statements omitted from Item 27 (none)

(l)	(1)	Form of Subscription Agreement (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(m)	(1)	Distribution Plan Pursuant to Rule 12b-1 (none)

(n)	(1)	Rule 18f-3 Plan (none)

(p)	Codes of Ethics of the following advisors and sub-advisors:

(1)	AEW Capital Management, L.P. (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(2)	Algert Global LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(3)	Ancora Advisors, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(4)	Axiom Investors LLC (filed herewith)

(5)	Barrow, Hanley, Mewhinney & Strauss, LLC (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(6)	Boston Partners Global Investors, Inc. (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(7)	Calamos Advisors LLC (filed herewith)

(8)	Cohen & Steers (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(9)	Copeland Capital Management, LLC (filed herewith)

(10)	DePrince, Race & Zollo, Inc. (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(11)	First Sentier Investors (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(12)	Intermede Investment Partners Limited (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(13)	Jacobs Levy Equity Management, Inc. (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(14)	Lord, Abbett & Co. LLC (incorporated by reference to Post-Effective Amendment No. 7 filed on January 8, 2026)

(15)	Marathon Asset Management, L.P. (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(16)	Numeric Investors LLC (incorporated by reference to Post-Effective Amendment No. 1 filed April 1, 2025)

(17)	Oaktree Fund Advisors, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(18)	Penn Capital Management Company, LLC (filed herewith)

(19)	Pzena Investment Management, LLC (filed herewith)

(20)	Ranger Investment Management, L.P. (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(21)	RBC Global Asset Management (UK) Limited (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(22)	RBC Global Asset Management (U.S.) Inc. (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(23)	Resolution Capital Limited (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(24)	RREEF America L.L.C. (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(25)	Russell Investment Management, LLC Code of Ethics (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(26)	Russell Investments Exchange Traded Funds Independent Trustees’ Code of Ethics (incorporated by reference to Post-Effective Amendment No. 9 filed on June 2, 2026)

(27)	Sands Capital Management, LLC (filed herewith)

(28)	Sanders Capital, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(29)	Schroder Investment Management North America LLC (incorporated by reference to Post-Effective Amendment No. 2 filed on August 28, 2025)

(30)	Wellington Management Company LLP (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

(31)	Code of Ethics for Foreside Fund Services, LLC not applicable per Rule 17j-1(c)(3)

Item 29.	Persons Controlled by or Under Common Control with Registrant

None

Item 30.	Indemnification (incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on March 17, 2025)

Item 31.	Business and Other Connections of Investment Advisor

See Registrant’s prospectus sections “Management of the Funds” and “The Money Managers,” and the Statement of Additional Information sections “Structure and Governance—Trustees and Officers,” and “Operation of The Trust.”

Information as to the directors and officers of RIM, the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto (SEC File No. 801-17141).

For information as to the business, profession, vocation or employment of a substantial nature of each money manager and the officers and directors of each money manager, reference is made to the current Form ADVs of each money manager filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

•	AEW Capital Management, L.P.

File No. 801-53421

•	Algert Global LLC

File No. 801-61878

•	Ancora Advisors, LLC

File No. 801-61770

•	Axiom Investors LLC

File No. 801-56651

•	Barrow, Hanley, Mewhinney & Strauss, LLC

File No. 801-31237

•	Boston Partners Global Investors, Inc.

File No. 801-61786

•	Calamos Advisors LLC

File No. 801-29688

•	Cohen & Steers Asia Limited

File No. 801-66371

•	Cohen & Steers Capital Management, Inc.

File No. 801-27721

•	Cohen & Steers UK Limited

File No. 801-67297

•	Copeland Capital Management, LLC

File No. 801-68586

•	DePrince, Race & Zollo, Inc.

File No. 801-48779

•	DWS Alternatives Global Limited

File No. 801-66274

•	DWS Investments Australia Limited

File No. 801-57743

•	First Sentier Investors (Australia) IM Ltd

File No. 801-73006]

•	Intermede Global Partners Inc.

File No. 801-110691

•	Intermede Investment Partners Limited

File No. 801-110745

•	Jacobs Levy Equity Management, Inc.

File No. 801-28257

•	Lord, Abbett & Co. LLC

File No. 801-6997

•	Marathon Asset Management, L.P.

File No. 801-61792

•	Numeric Investors LLC

File No. 801-63276

•	Oaktree Fund Advisors, LLC

File No. 801-112570

•	Penn Capital Management Company, LLC

File No. 801-31452

•	Pzena Investment Management, LLC

File No. 801-50838

•	Ranger Investment Management, L.P.

File No. 801-62397

•	RBC Global Asset Management (U.S.) Inc.

File No. 801-20303

•	RBC Global Asset Management (UK) Limited

File No. 801-78436

•	Resolution Capital Limited

File 801-67600

•	RREEF America L.L.C.

801-55209

•	Sands Capital Management, LLC

File No. 801-64820

•	Sanders Capital, LLC

File No. 801-70661

•	Schroder Investment Management North America LLC

File No. 801-15834

•	Wellington Management Company LLP

File No. 801-15908

Item 32.	Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund

38.	Cascade Real Assets Fund
39.	Catalyst/Perini Strategic Income Fund
40.	CBRE Global Real Estate Income Fund
41.	Cliffwater Corporate Lending Fund
42.	Cliffwater Enhanced Lending Fund
43.	Coatue Innovative Strategies Fund
44.	Cohen & Steers ETF Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.	CYBER HORNET S&P 500®, Series of CYBER HORNET Trust
49.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.	CYBER HORNET S&P 500® and Ethereum 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.	CYBER HORNET S&P 500® and Solana 75/25 Strategy ETF, Series of CYBER HORNET Trust
52.	CYBER HORNET S&P 500® and XRP 75/25 Strategy ETF, Series of CYBER HORNET Trust
53.	Davis Fundamental ETF Trust
54.	Defiance Autism Impact ETF, Series of ETF Series Solutions
55.	Defiance China Robotics ETF, Series of ETF Series Solutions
56.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
57.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
58.	Defiance Inference AI Chip ETF, Series of ETF Series Solutions
59.	Defiance Quantum ETF, Series of ETF Series Solutions
60.	Defiance Retail Kings ETF, Series of ETF Series Solutions
61.	Defiance Robotics Actuators ETF, Series of ETF Series Solutions
62.	Defiance US 100 Tech AI Moat ETF, Series of ETF Series Solutions
63.	Defiance US 100 Tech Ex Software ETF, Series of ETF Series Solutions
64.	Denali Structured Return Strategy Fund
65.	Dodge & Cox Funds
66.	DoubleLine ETF Trust
67.	DoubleLine Income Solutions Fund
68.	DoubleLine Opportunistic Credit Fund
69.	DoubleLine Yield Opportunities Fund
70.	DriveWealth ETF Trust
71.	EIP Investment Trust
72.	Ellington Income Opportunities Fund
73.	ETF Opportunities Trust
74.	Exchange Listed Funds Trust
75.	Exchange Place Advisors Trust
76.	FIS Trust
77.	FlexShares Trust
78.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
79.	Forum Funds
80.	Forum Funds II
81.	Forum Real Estate Income Fund
82.	GMO ETF Trust
83.	GoldenTree Opportunistic Credit Fund
84.	Grayscale Funds Trust
85.	Guinness Atkinson Funds
86.	Harbor ETF Trust
87.	Harris Oakmark ETF Trust
88.	Hawaiian Tax-Free Trust
89.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
90.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
91.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

92.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
93.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
94.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
95.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
96.	Innovator ETFs Trust
97.	Ironwood Institutional Multi-Strategy Fund LLC
98.	Ironwood Multi-Strategy Fund LLC
99.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
100.	Jensen U.S. Quality Index ETF, Series of Trust for Professional Managers
101.	John Hancock Exchange-Traded Fund Trust
102.	Kurv ETF Trust
103.	Lazard Active ETF Trust
104.	LDR High Income Realty Fund, Series of World Funds Trust
105.	Lone Peak Value Fund, Series of World Funds Trust
106.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
107.	Mairs & Power Fund, Series of Trust for Professional Managers
108.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
109.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
110.	Manor Investment Funds
111.	Milliman Funds Trust
112.	MoA Funds Corporation
113.	Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
114.	Morgan Stanley ETF Trust
115.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
116.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
117.	Morningstar Funds Trust
118.	NEOS ETF Trust
119.	Niagara Income Opportunities Fund
120.	NXG Cushing® Midstream Energy Fund
121.	NXG NextGen Infrastructure Income Fund
122.	OTG Latin American Fund, Series of World Funds Trust
123.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
124.	Overlay Shares Enhanced Equity Fund, Series of Listed Funds Trust
125.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
126.	Overlay Shares Hedged Equity Fund, Series of Listed Funds Trust
127.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
128.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
129.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
130.	Overlay Shares Nasdaq 100 Income ETF, Series of Listed Funds Trust
131.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
132.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
133.	Palmer Square Funds Trust
134.	Palmer Square Opportunistic Income Fund
135.	Partners Group Private Income Opportunities, LLC
136.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
137.	Plan Investment Fund, Inc.
138.	Precidian ETFs Trust
139.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
140.	Rareview Bloomberg Commodity Index ETF, Series of Collaborative Investment Series Trust
141.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
142.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
143.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
144.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
145.	Tuttle - Rareview Humanoid Robotics ETF, Series of Collaborative Investment Series Trust

146.	Renaissance Capital Greenwich Funds
147.	REX ETF Trust
148.	Reynolds Funds, Inc.
149.	RMB Investors Trust
150.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
151.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
152.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
153.	Roundhill Cannabis ETF, Series of Listed Funds Trust
154.	Roundhill ETF Trust
155.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
156.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
157.	Roundhill Video Games ETF, Series of Listed Funds Trust
158.	Rule One Fund, Series of World Funds Trust
159.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
160.	Six Circles Trust
161.	SP Funds Trust
162.	Sparrow Funds
163.	Spear Alpha ETF, Series of Listed Funds Trust
164.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
165.	STF Tactical Growth ETF, Series of Listed Funds Trust
166.	Strategic Trust
167.	Strategy Shares
168.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
169.	Tekla World Healthcare Fund
170.	Tema ETF Trust
171.	The 2023 ETF Series Trust
172.	The Community Development Fund
173.	The Cook & Bynum Fund, Series of World Funds Trust
174.	The Private Shares Fund
175.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
176.	Third Avenue Trust
177.	Third Avenue Variable Series Trust
178.	Tidal Trust I
179.	Tidal Trust II
180.	Tidal Trust III
181.	Tidal Trust IV
182.	TIFF Investment Program
183.	Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan
184.	Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan
185.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
186.	Timothy Plan Fixed Income ETF, Series of The Timothy Plan
187.	Timothy Plan International ETF, Series of The Timothy Plan
188.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
189.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
190.	Total Fund Solution
191.	Touchstone ETF Trust
192.	Trailmark Series Trust
193.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
194.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
195.	T-Rex 2x Long Ether Daily Target ETF
196.	U.S. Global Investors Funds
197.	Union Street Partners Value Fund, Series of World Funds Trust
198.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
199.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

200.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
201.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
202.	Virtus Stone Harbor Emerging Markets Income Fund
203.	Volatility Shares Trust
204.	WEBs ETF Trust
205.	Wedbush Series Trust
206.	Wellington Global Multi-Strategy Fund
207.	Wilshire Mutual Funds, Inc.
208.	Wilshire Variable Insurance Trust
209.	WisdomTree Trust
210.	WVB All Markets Fund
211.	WVB Blackstone All Privates Fund

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None

Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None

Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None

Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

Registrant	RIM
Russell Investments Exchange Traded Funds	Russell Investment Management, LLC
401 Union Street,	401 Union Street,
18th Floor	18th Floor
Seattle, Washington 98101	Seattle, Washington 98101

Fund Administration
Russell Investments Fund Services, LLC 401 Union Street, 18th Floor Seattle, Washington 98101

Custodian	MM
State Street Bank and Trust	Money Managers
Company	See, Prospectus Section
1776 Heritage Drive	“Money Manager Information”
North Quincy, Massachusetts 02171	for Names and Addresses

Item 34.	Management Services

None except as described in Parts A and B.

Item 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Investments Exchange Traded Funds, has duly caused this Post Effective Amendment No. 11 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington, on the 6th day of November, 2026.

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS
Registrant

By:	/s/ Vernon Barback
Vernon Barback, Trustee, President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 6, 2026.

Signatures	Signatures

/s/ Vernon Barback	/s/ Ross Erickson
Vernon Barback, Trustee, President and	Ross Erickson, Treasurer, Chief Financial
Chief Executive Officer	Officer (Principal Financial Officer) and Chief
(Principal Executive Officer)	Accounting Officer (Principal Accounting Officer)

/s/ Michelle L. Cahoon	/s/ Michael Day
Michelle L. Cahoon, Trustee	Michael Day, Trustee

/s/ Julie Dien Ledoux	/s/ Jeremy May
Julie Dien Ledoux, Trustee	Jeremy May, Trustee

/s/ Ellen M. Needham	/s/ Jeannie Shanahan
Ellen M. Needham, Trustee	Jeannie Shanahan, Trustee

/s/ Raymond P. Tennison, Jr.	/s/ Jack R. Thompson
Raymond P. Tennison, Jr., Trustee	Jack R. Thompson, Trustee

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustees and Officers of Russell Investments Exchange Traded Funds (the “Trust”) do hereby severally constitute and appoint Mary Beth Albaneze, Jessica Gates and Andrea Hood, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Trust’s Registration Statement on Form N-1A (File Nos. 333-283326 and 811-24027), Post-Effective Amendments and any and all amendments or supplements thereto and any other of the Trust’s filings with the Securities Exchange Commission, including proxy statements, with full power and authority to execute said Registration Statement, Post-Effective Amendment or filing for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall be revocable with respect to an undersigned at any time by a writing signed by such undersigned and shall terminate automatically with respect to an undersigned if such undersigned ceases to be a Trustee or Officer of the Trust.

WITNESS the due execution hereof on the date and in the capacity set forth below.

SIGNATURE	TITLE	DATE

/s/ Ross Erickson Ross Erickson	Treasurer, Chief Financial Officer and Chief Accounting Officer	November 6, 2026

/s/ Vernon Barback Vernon Barback	Trustee, President and Chief Executive Officer	November 6, 2026

/s/ Michelle L. Cahoon Michelle L. Cahoon	Trustee	November 6, 2026

/s/ Michael Day Michael Day	Trustee	November 6, 2026

/s/ Julie Dien Ledoux Julie Dien Ledoux	Trustee	November 6, 2026

/s/ Jeremy May Jeremy May	Trustee	November 6, 2026

/s/ Ellen M. Needham Ellen M. Needham	Trustee	November 6, 2026

/s/ Jeannie Shanahan Jeannie Shanahan	Trustee	November 6, 2026

/s/ Raymond P. Tennison, Jr. Raymond P. Tennison, Jr.	Trustee	November 6, 2026

/s/ Jack R. Thompson Jack R. Thompson	Trustee	November 6, 2026

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

FILE NO. 333-283326

FILE NO. 811-24027

EXHIBITS

Listed in Part C, Item 28

To Post-Effective Amendment No. 11

and Amendment No. 13

to

Registration Statement on Form N-1A

Under

Securities Act of 1933

and

Investment Company Act of 1940